                    As Filed with the Securities and Exchange
                         Commission on October 30, 1997

                                                      1933 Act File No. 2-25984
                                                      1940 Act File No. 811-1467
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]



Pre-Effective Amendment No.                                            [ ]



Post-Effective Amendment No. 60                                        [X]

                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]



Amendment No. 39                                                       [X]

                        (Check appropriate box or boxes.)

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                    ----------------------------------------
                           (Exact Name of Registrant)

              625 Fourth Avenue South, Minneapolis, Minnesota 55415
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (612) 340-7215
                         ------------------------------
                         (Registrant's Telephone Number)

                           Otis F. Hilbert, Secretary
                    The Lutheran Brotherhood Family of Funds
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)


                                 With a copy to:
                             Edward T. O'Dell, P.C.
                           Goodwin, Procter & Hoar LLP
                        Exchange Place, Boston, MA 02109
                        --------------------------------


                  Approximate date of proposed public offering:

It is proposed that this filing will become effective under Rule 485 (check appropriate box):


[ ]   Immediately upon filing pursuant to paragraph (b)



[X]   On October 31, 1997, pursuant to paragraph (b)



[ ]   60 days after filing pursuant to paragraph (c)(1)



[ ]   On [DATE]  pursuant to paragraph (a)(1) of Rule 485



[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485



[ ]   On (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933



Form N-1A Item No.                             Caption or Location
     Part A                                      in Prospectuses
------------------                             -------------------
1.  Cover Page                                 Same

2.  Synopsis                                   Summary of Expenses

3.  Condensed Financial Information            Financial Highlights


4.  General Description of Registrant          Investment Objectives and Policies; Investment
                                               Limitations; Investment Risks; The Funds and Their
                                               Shares

5.  Management of the Fund                     Fund Management; Fund Administration

    Management=s Discussion                    Not Applicable
    of Fund Performance


6.  Capital Stock and Other Securities         Multiple Class System; Dividends and Capital Gains; Taxes;
                                               The Funds and their Shares

7.  Purchase of Securities Being               Buying Shares of The Lutheran Brotherhood
    Offered                                    Family of Funds; Net Asset Value of Your Shares;
                                               Multiple Class System; Receiving Your Order;
                                               Certificates and Statements


8.  Redemption or Repurchase                   Redeeming Shares

9.  Legal Proceedings                          Not Applicable




                                      (ii)

                                                Caption or Location
Form N-1A Item No.                                  Statement of
     Part B                                    Additional Information
------------------                             ----------------------
10.    Cover Page                              Cover Page

11.    Table of Contents                       Table of Contents

12.    General Information and History         General Information

13.    Investment Objectives and               Investment Policies and Restrictions;
       Policies                                Additional Information Concerning Certain Investment
                                               Techniques; Brokerage Transactions

14.    Management of the Registrant            Fund Management

15.    Control Persons and Principal           Fund Management
       Holders of Securities


16.    Investment Advisory and Other           Investment Advisory Services
       Services                                Administration Services; Distribution and
                                               Shareholder Services


17.    Brokerage Allocation and Other          Brokerage Transactions
       Practices

18.    Capital Stock and Other                 General Information
       Securities

19.    Purchase, Redemption and Pricing        Purchasing Shares; Sales Change;
       of Securities Being Offered             Net Asset Value; Redeeming Shares

20.    Tax Status                              Tax Status


21.    Underwriters                            Distribution and Shareholder Services


22.    Calculations of Performance Data        Calculation of Performance Data

23.    Financial Statements                    Financial Statements




                                     (iii)

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                            LUTHERAN BROTHERHOOD FUND
                      LUTHERAN BROTHERHOOD HIGH YIELD FUND
                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND

                           CLASS A AND CLASS B SHARES



PROSPECTUS                                                      October 31, 1997




     LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND ("LB Opportunity Growth Fund") seeks long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks. See page P-.



     LUTHERAN BROTHERHOOD MID CAP GROWTH FUND ("LB Mid Cap Growth Fund") seeks to achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. See page P-.



     LUTHERAN BROTHERHOOD WORLD GROWTH FUND ("LB World Growth Fund") seeks high total return from long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies. See page P-.



     LUTHERAN BROTHERHOOD FUND ("LB Fund") seeks growth of capital and income by investing in a professionally managed diversified portfolio of common stocks and other securities issued by leading companies. See page P-.



     LUTHERAN BROTHERHOOD HIGH YIELD FUND ("LB High Yield Fund") seeks high current income by investing primarily in a professionally managed diversified portfolio of high yield, high risk securities. The Fund will also consider growth of capital as a secondary investment objective. See page P-.



     LUTHERAN BROTHERHOOD INCOME FUND ("LB Income Fund") seeks high current income while preserving principal, with possible long term growth of capital, by investing primarily in a professionally managed diversified portfolio of debt securities and dividend paying common and preferred stocks. See page P-.



     LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND ("LB Municipal Bond Fund") seeks to provide high current income exempt from federal income tax by investing primarily in a professionally managed diversified portfolio of municipal bonds. See page P-.

     LUTHERAN BROTHERHOOD MONEY MARKET FUND ("LB Money Market Fund") seeks to provide current income consistent with stability of principal. See page P-.



     Lutheran Brotherhood Research Corp. ("LB Research"), an indirect wholly-owned subsidiary of Lutheran Brotherhood, serves as investment adviser for the funds listed above (each, a "Fund"). Lutheran Brotherhood and LB Research personnel have developed skills in the investment advisory business over the past 26 years, and Lutheran Brotherhood personnel have extensive skill in managing assets, with over $11.7 billion in assets under management as of September 30, 1996, including $7.4 billion in mutual fund assets. Lutheran Brotherhood Securities Corp. ("LB Securities") serves as distributor for The Lutheran Brotherhood Family of Funds. LB Research currently engages Rowe Price-Fleming International, Inc. ("Price-Fleming" or "Sub-advisor") as investment sub-advisor for LB World Growth Fund.



     Each Fund is a diversified series of The Lutheran Brotherhood Family of Funds (the "Trust"), an open-end management investment company.



     Each Fund offers three classes of shares: Class A shares, Class B shares and Institutional Class shares. The shares offered by this Prospectus are the Class A shares and Class B shares. Class B shares of the LB Money Market Fund are offered solely in exchange for Class B shares of other Funds. The Institutional Class shares are offered through a separate prospectus and are offered to Lutheran institutions, Lutheran church organizations and to certain other institutional investors as may be determined by the Trust from time to time, subject in each case to a minimum investment of $100,000. As of October 31, 1997, all of the then outstanding shares of each Fund were redesignated as Class A shares and, immediately thereafter, shares held by Lutheran institutions and church organizations with accounts of at least $100,000 were automatically converted to Institutional Class shares. A copy of the prospectus for the Institutional Class shares may be obtained by writing LB Securities or by calling toll free (800) 328-4552.



     This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated
October 31, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It is available, at no charge, upon request by writing LB Securities or by calling toll free (800) 328-4552. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference herein and other information regarding the Funds.





     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF

THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     AN INVESTMENT IN LB MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                TABLE OF CONTENTS


                                                                           PAGE
Summary of Fund Expenses....................................................P-6

Financial Highlights........................................................P-10

Investment Objectives and Policies..........................................P-19

Investment Limitations......................................................P-32

Investment Risks............................................................P-33

Buying Shares of The Lutheran Brotherhood Family of Funds...................P-37

Net Asset Value of Your Shares..............................................P-40

Multiple Class System.......................................................P-41

Distribution and Shareholder Servicing Plans................................P-44

Receiving Your Order........................................................P-45

Certificates and Statements.................................................P-45

Redeeming Shares............................................................P-45

Dividends and Capital Gains.................................................P-49

Taxes.......................................................................P-49

Optimum Account.............................................................P-51

IRAs and Other Tax-Deferred Plans...........................................P-52

Fund Performance............................................................P-52

The Funds and Their Shares..................................................P-53

Fund Management.............................................................P-54

Fund Administration.........................................................P-57


Description of Debt Ratings.................................................P-57

How to Invest...............................................................P-61

Addresses...................................................................P-61

                            SUMMARY OF FUND EXPENSES

                           LB OPPORTUNITY GROWTH FUND
                             LB MID CAP GROWTH FUND
                              LB WORLD GROWTH FUND
                                     LB FUND
                               LB HIGH YIELD FUND
                                 LB INCOME FUND


                             LB MUNICIPAL BOND FUND




                                                                                                LB MONEY MARKET FUND (3)
                                                     CLASS A SHARES      CLASS B SHARES     CLASS A SHARES    CLASS B SHARES
                                                     --------------      --------------     --------------    --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                     4%(1)               None               None               None
Maximum Sales Charge Imposed on Reinvested
  Dividends (as a percentage of offering price)           None                None               None               None
Maximum Deferred Sales Charge
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)              None                5%(2)              None               None
Redemption Fees (as a percentage
  of amount redeemed, if applicable)                      None                None               None               None
Exchange Fees                                             None                None               None               None




1. Initial sales charges for the Class A shares vary from 0% to 4% of the public offering price, depending upon the amount of your investment. For a complete description of sales charges for the Class A shares, see "Multiple Class System
- Class A Shares."



2. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The contingent deferred sales charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. For a complete description of contingent deferred sales charges for the Class B shares, see "Multiple Class System - Class B shares".



3. Holders of Class A shares of the LB Money Market Fund may elect the OPTIMUM ACCOUNT(R) package, which is subject to a one-time new account fee of $25 and a monthly administrative fee of $5. Exchanges of Class A shares of the LB Money Market Fund for shares of other Funds incur the normal initial sales charge for those Funds' shares, unless the Class A shares of the LB Money Market Fund shares were previously acquired through an exchange of shares from other Funds for which a sales charge was previously paid.



                         ANNUAL FUND OPERATING EXPENSES


LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (1)                   0.44%           0.44%
  12b-1 Fees (2)                                         --            0.75%
  Other Expenses(3)                                    0.84%           0.84%

  Total Fund Operating Expenses (after waiver)(1)      1.28%           2.03%



--------------------------------------------------------------------------------

LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of estimated average net assets)
  Management Fees (after waiver)(4)                    0.00%           0.00%
  12b-1 Fees (2)                                         --            0.75%
  Other Expenses (3)(4)                                1.95%           1.95%

  Total Fund Operating Expenses (after waiver)(4)      1.95%           2.70%



--------------------------------------------------------------------------------



LUTHERAN BROTHERHOOD WORLD GROWTH FUND

                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (5)                   0.65%           0.65%
  12b-1 Fees (2)                                         --            0.75%
  Other Expenses(3)                                    1.30%           1.30%

  Total Fund Operating Expenses (after waiver)(5)      1.95%           2.70%



--------------------------------------------------------------------------------



LUTHERAN BROTHERHOOD FUND


                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (6)                   0.39%           0.39%
  12b-1 Fees(2)                                          --            0.75%
  Other Expenses(3)                                    0.58%           0.58%

  Total Fund Operating Expenses (after waiver) (6)     0.97%           1.72%



--------------------------------------------------------------------------------



LUTHERAN BROTHERHOOD HIGH YIELD FUND


                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (7)                   0.39%           0.39%
  12b-1 Fees (2)                                         --            0.75%
  Other Expenses(3)                                    0.52%           0.52%

Total Fund Operating Expenses (after waiver) (7)       0.91%           1.66%



--------------------------------------------------------------------------------



LUTHERAN BROTHERHOOD INCOME FUND


                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (8)                   0.34%           0.34%
  12b-1 Fees (2)                                         --            0.75%
  Other Expenses(3)                                    0.49%           0.49%

  Total Fund Operating Expenses (after waiver) (8)     0.83%           1.58%



--------------------------------------------------------------------------------


LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND


                                                      CLASS A         CLASS B
                                                      -------         -------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (9)                   0.32%           0.32%
  12b-1 Fees (2)                                         --            0.75%
  Other Expenses(3)                                    0.42%           0.42%

  Total Fund Operating Expenses (after waiver) (9)     0.74%           1.49%



--------------------------------------------------------------------------------

LUTHERAN BROTHERHOOD MONEY MARKET FUND


                                                      CLASS A         CLASS B
                                                      -------         -------

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after waiver) (10)                  0.13%           0.13%
  12b-1 Fees (2)                                         --              --
  Other Expenses                                       0.82%           0.82%

  Total Fund Operating Expenses (after waiver) (10)    0.95%           0.95%

---------------------


(1) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Opportunity Growth Fund. Without the waiver, Management Fees and Total Operating Expenses would be 0.69% and 1.53% for the Class A shares and 0.69% and 2.28% for the Class B shares.



(2) The offering of Class A and Class B shares of the Funds commenced on October 31, 1997. 12b-1 Fees and Shareholder Servicing Fees are based on estimated fees. Because the 12b-1 Fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay more than the economic equivalent of the maximum front end sale charge permitted under applicable rules.



(3) Includes a .25% shareholder servicing fee for each of the Class A and Class B shares.



(4) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Mid Cap Growth Fund. LB Research has further undertaken, until October 31, 1998, and thereafter until further notice to the LB Mid Cap Growth Fund, to waive its advisory fee and, if necessary, to bear certain expenses associated with operating LB Mid Cap Growth Fund in order to limit the Fund's total operating expenses for the Class A shares and Class B shares to an annual rate of 1.95% and 2.70%, respectively of the average net assets of the relevant class. Management Fees, Other Expenses and Total Fund Operating Expenses for LB Mid Cap Growth Fund would be 0.70%, 2.79% and 3.49%, respectively, of estimated average net assets of the Fund for the Class A shares and 0.70%, 2.79% and 4.24%, respectively, of estimated average net assets of the Fund for the Class B shares without such waivers.



(5) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB World Growth Fund. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB World Growth Fund, to limit the Fund's total operating expenses for the Class A shares and Class B shares to an annual rate of 1.95% and 2.70%, respectively, of the average net assets of the relevant class by means of a voluntary waiver of its advisory fee. Management Fees and Total Fund Operating Expenses for LB World Growth Fund would be 1.08% and 2.38%, respectively, of the average net assets of the Fund for the Class A shares and 1.08% and 3.13%, respectively, of the average net assets of the Fund for Class B shares without such waivers.



(6) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.64% and 1.22% for the Class A shares and 0.64% and 1.97% for the Class B shares. See "Fund Management".



(7) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB High Yield Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.64% and 1.16% for the Class A shares and 0.64% and 1.91% for the Class B shares. See "Fund Management".



(8) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Income Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.59% and 1.08% for the Class A shares and 0.59% and 1.83% for the Class B shares. See "Fund Management".



(9) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Municipal Bond Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.57% and 0.99% for the Class A shares and 0.57% and 1.74% for the Class B shares. See "Fund Management".



(10) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Money Market Fund. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to the Fund, to limit the LB Money Market Fund's total operating expenses for the Class A shares and Class B shares to 0.95%, of the average net assets of each class by means of a voluntary waiver of its advisory fee. Management Fees and Total Fund Operating Expenses would be .50% and 1.32%, of average net assets of each of the Class A shares and Class B shares without such waivers.

EXAMPLE:


YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, INCLUDING, FOR THE CLASS A SHARES, THE MAXIMUM APPLICABLE INITIAL SALES CHARGES AND ASSUMING (1) 5% ANNUAL RETURN AND (2) REDEMPTION AT THE END OF EACH TIME PERIOD:



                                     1 Year     3 Years     5 Years     10 Years
                                     ------     -------     -------     --------
LB Opportunity Growth Fund
  Class A shares                     $53        $79         $107        $188
  Class B shares(1)                  $71        $94         $119        $191
LB Mid Cap Growth Fund
  Class A shares                     $59        $99
  Class B shares                     $77        $114
LB World Growth Fund
  Class A shares                     $59        $99         $141        $258
  Class B shares(1)                  $77        $114        $153        $261
LB Fund
  Class A shares                     $49        $70         $91         $154
  Class B shares(1)                  $67        $84         $103        $156
LB High Yield Fund
  Class A shares                     $49        $68         $88         $147
  Class B shares(1)                  $67        $82         $100        $150
LB Income Fund
  Class A shares                     $48        $65         $84         $138
  Class B shares(1)                  $66        $80         $96         $141
LB Municipal Bond Fund
  Class A shares                     $47        $63         $80         $128
  Class B shares(1)                  $65        $77         $91         $130
LB Money Market Fund
  Class A shares                     $10        $32         $56         $124
  Class B shares(2)                  $60        $62         $66         $124


YOU WOULD PAY THE FOLLOWING EXPENSES ON THE SAME INVESTMENT, ASSUMING NO
REDEMPTION:


                                     1 Year     3 Years     5 Years     10 Years
                                     ------     -------     -------     --------
LB Opportunity Growth Fund
  Class A shares                     $53        $79         $107        $188
  Class B shares(1)                  $21        $64         $109        $191
LB Mid Cap Growth Fund
  Class A shares                     $59        $99
  Class B shares                     $27        $84
LB World Growth Fund
  Class A shares                     $59        $99         $141        $258
  Class B shares(1)                  $27        $84         $143        $261
LB Fund
  Class A shares                     $49        $70         $91         $154
  Class B shares(1)                  $17        $54         $93         $156
LB High Yield Fund
  Class A shares                     $49        $68         $88         $147
  Class B shares(1)                  $17        $52         $90         $150
LB Income Fund
  Class A shares                     $48        $65         $84         $138
  Class B shares(1)                  $16        $50         $86         $141
LB Municipal Bond Fund
  Class A shares                     $47        $63         $80         $128
  Class B shares(1)                  $15        $47         $81         $130
LB Money Market Fund
  Class A shares                     $10        $32         $56         $124
  Class B shares                     $10        $32         $56         $124


(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of five years.


(2) Class B shares of the LB Money Market Fund are offered solely in exchange for Class B shares of other Funds of The Lutheran Brotherhood Family of Funds. The example set forth above assumes that no Class B shares of any other Funds that are subject to a CDSC were previously held. See "Multiple Class System - Class B Shares" for more information.


    THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE RETURN OR EXPENSES. ACTUAL RETURN OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

    The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. Actual expense levels for the current and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders. For more complete information and descriptions of various costs and expenses, see "Multiple Class System" and "Fund Administration".




                              FINANCIAL HIGHLIGHTS


    The tables below for each of the Funds except LB Mid Cap Growth Fund, to the extent and for the periods indicated in its report (except for the period ended April 30, 1997), have been examined by Price Waterhouse LLP, independent accountants, whose reports are included in the Annual Reports to Shareholders for the fiscal year ended October 31, 1996. The tables should be read in conjunction with the financial statements and notes thereto that appear in such reports, which are incorporated by reference into the Statement of Additional Information. The table below for LB Mid Cap Growth Fund is unaudited and should be read in conjunction with the unaudited financial statements of such Fund and notes thereto included in the Statement of Additional Information. Shares of the Fund had no class designations until October 31, 1997, when designations were assigned based on the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold thereafter. The financial data below only covers periods prior to the adoption of class designations and therefore do not reflect the Rule 12b-1 fees of 0.75% per year applicable to the Class B shares and the shareholder servicing fees of 0.25% per year applicable to the Class A and Class B shares, which will adversely affect performance results for periods after October 31, 1997.

                           LB OPPORTUNITY GROWTH FUND
                                 CLASS A SHARES

                                                                                                              For the Period
                                             Six Months Ended                                                 January 8, 1993
                                              April 30, 1997    Year Ended     Year Ended    Year Ended     (effective date) to
(For a share outstanding throughout             (unaudited)      10/31/96       10/31/95      10/31/94        October 31, 1993
    the period)(a)                           ----------------   ----------     ----------    ----------     -------------------
Net Asset Value, Beginning of Period.....           $13.62         $13.83         $10.76       $10.66               $ 8.43
                                                    ------         ------         ------       ------               ------

Investment Operations:
  Net Investment Income..................           (0.05)         (0.11)         (0.09)       (0.06)               (0.07)
  Net Realized and Unrealized Gain
    (Loss) on Investment.................           (2.66)           2.63           3.16         0.16                 2.30
                                                    ------         ------         ------       ------               ------

Total from Investment Operations.........           (2.71)           2.52           3.07         0.10                 2.23
                                                    ------         ------         ------       ------               ------

Less Distributions:
  Distributions from Net Realized
    Gain on Investments..................           (1.49)         (2.73)             --           --                   --
                                                    ------         ------         ------       ------               ------

Net Asset Value, End of Period...........           $ 9.42         $13.62         $13.83       $10.76               $10.66
                                                    ======         ======         ======       ======               ======

Total Investment Return at Net Asset
    Value(%)(b)                                   (21.91)%         21.27%         28.53%        0.94%               26.45%
Net Assets, End of Period (in millions)..           $224.0         $265.8         $165.7        $99.6                $40.8

Ratio of Expenses to Average Net
    Assets (%)                                    1.32%(c)          1.28%          1.43%        1.66%             2.33%(c)
Ratio of Net Investment Income to
  Average Net Assets (%).................       (0.84%)(c)         -0.92%         -0.88%       -0.83%            -1.76%(c)
Portfolio Turnover (%)...................              43%           176%           213%          64%                  97%
Average commission rate(d)...............          $0.0487        $0.0488            N/A          N/A                  N/A

---------------------

(a)  All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Computed on an annualized basis.
(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

                             LB Mid Cap Growth Fund
                                 CLASS A SHARES


                                                                 Four Months Ended
                                                                 September 30, 1997
                                                                    (unaudited)
                                                                 ------------------
(For a share outstanding throughout the period) (a)

Net Asset Value, Beginning of Period ......................          $   9.25
                                                                     --------

Investment Operations:
Net Investment Loss .......................................             (0.01)
Net Realized and Unrealized Gain
  (Loss) on Investments ...................................              1.44
                                                                     --------

Total from Investment Operations ..........................              1.43
                                                                     --------

Net Asset Value, End of Period ............................          $  10.68
                                                                     ========

Total Investment Return at
 Net Asset Value (b) ......................................             15.46%

Net Assets, End of Period ($ in millions) .................          $   12.1

Ratio of Expenses to Average
 Net Assets ...............................................              1.95%(c)

Ratio of Net Investment Loss to
 Average Net Assets .......................................              0.84%(c)

Portfolio Turnover Rate ...................................                54%

Average commission rate (d) ...............................          $ 0.0582

----------

(a)      All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(c)      Computed on an annualized basis.

(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

                              LB WORLD GROWTH FUND
                                 CLASS A SHARES

                                                                                                 For the Period From
                                                        Six Months Ended                          September 5, 1995
                                                         April 30, 1997         Year Ended       (effective date) to
(For a share outstanding throughout the period)(a)         (unaudited)       October 31, 1996     October 31, 1995
                                                        ----------------     ----------------    -------------------
Net Asset Value, Beginning of Period..................       $9.48                $8.44                $8.50
                                                             -----                -----                -----

Income From Investment Operations:
     Net Investment Income............................          --                 0.04                 0.01
     Net Realized and Unrealized Gain (Loss)
        on Investments................................        0.46                 1.02                (0.07)
                                                             -----                -----                -----

Total from Investment Operations......................        0.46                 1.06                (0.06)
                                                             -----                -----                -----

Less Distributions from:
     Net Investment Income............................       (0.04)               (0.02)                  --
     Net Realized Gains on Investments................       (0.04)                  --                   --
                                                             -----                -----                -----

Total Distributions...................................       (0.08)               (0.02)                  --
                                                             -----                -----                -----

Net Asset Value, End of Period........................       $9.86                $9.48                $8.44
                                                             =====                =====                =====

Total Investment Return at Net Asset Value(b).........       4.94%                12.53%               -0.71%

Net Assets, End of Period (in millions)...............       $65.9                $52.9                $14.0

Ratio of Expenses to Average Net Assets...............       1.91%(c)             1.95%(d)             1.95%(c,d)
Ratio of Net Investment Income to Average Net Assets..       0.09%(c)             0.67%(d)             1.60%(c,d)
Portfolio Turnover Rate...............................       9%                   11%                  0%
Average commission rate(e)............................       $0.0256              $0.0216              N/A

------------------

(a)  All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Computed on an annualized basis.
(d) Effective September 5, 1995, Lutheran Brotherhood Research Corp. (LBRC) has voluntarily undertaken to limit the Fund's expense ratio at 1.95%. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 2.13% and 2.89%, and the ratio of net investment income to average net assets would have been 0.49% and 0.66%, respectively, for the year ended October 31, 1996 and for the period from September 5, 1995 to October 31, 1995.
(e) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

                                     LB FUND
                                 CLASS A SHARES


                                                                           Nine
                               Six Months                                 Months
(For a share outstanding         Ended         Year      Year    Year      ended               Years ended January 31,
throughout the period)(a)    April 30, 1997    Ended     Ended   Ended    Oct. 31    ----------------------------------------------
                               unaudited)    10/31/96  10/31/95 10/31/94   1993       1993    1992    1991    1990    1989    1988
                             --------------  --------  -------- --------  -------    ------  ------  ------  ------  ------  ------
Net Asset Value,
   Beginning of Period.....  $ 23.07         $ 21.19    $17.67   $18.85   $18.53     $19.14  $17.10  $15.83  $15.97  $14.44  $18.38
                             -------         -------    ------   ------   ------     ------  ------  ------  ------  ------  ------

Investment Operations:
Net Investment Income......     0.10            0.20      0.22     0.19     0.29       0.27    0.32    0.37    0.36    0.47    0.49

Net Realized and Unrealized
   Gain Loss on Investments.    2.71            3.33      3.52    (0.20)    1.04       1.42    3.90    1.34    1.32    1.54   (2.19)
                             -------         -------    ------   ------   ------     ------  ------  ------  ------  ------  ------

Total from Investment
   Operations                   2.81            3.53      3.74    (0.01)    1.33       1.69    4.22    1.71    1.68    2.01   (1.70)
                             -------         -------    ------   ------   ------     ------  ------  ------  ------  ------  ------

Less Distributions from:
   Net Investment Income...    (0.10)          (0.20)    (0.22)   (0.20)   (0.28)     (0.27)  (0.31)  (0.38)  (0.32)  (0.48)  (0.48)
   Net Realized Gain on
   Investments.............    (1.76)          (1.45)       --    (0.97)   (0.73)     (2.03)  (1.87)  (0.06)  (1.50)     --   (1.76)
                             -------         -------    ------   ------   ------     ------  ------  ------  ------  ------  ------

Total Distributions........     1.86           (1.65)    (0.22)   (1.17)   (1.01)     (2.30)  (2.18)  (0.44)  (1.82)  (0.48)  (2.24)
                             -------         -------    ------   ------   ------     ------  ------  ------  ------  ------  ------

Net Asset Value End of
   Period..................   $24.02         $ 23.07    $21.19   $17.67   $18.85     $18.53  $19.14  $17.10  $15.83  $15.97  $14.44
                             =======         =======    ======   ======   ======     ======  ======  ======  ======  ======  ======

Total Investment Return a
   Net Asset Value(%)(b)...    12.64%          17.61%    21.34%   -0.11%    7.41%      9.47%  24.67%  10.92%   9.77%  14.26%  -8.70%

Net Assets, End of Period
   (in millions)...........  $ 873.2         $ 768.8    $645.5   $548.6   $527.3     $460.9  $380.3  $303.4  $273.3  $275.9  $258.9
Ratio of Expenses to
   Average Net Assets (%)..     0.91%(c,e)      0.97%     1.02%    1.04%    1.01%(c)   0.97%   1.00%   1.05%   1.04%   1.08%   1.07%
Ratio of Net Investment
   Income to Average Net
   Assets (%)..............     0.85%(c,e)      0.94%     1.15%    1.10%    2.15%(c)   1.44%   1.69%   2.21%   1.99%   3.24%   2.69%
Portfolio Turnover (%).....       26%             91%      127%     234%     237%       249%    175%    148%    145%     89%     88%
Average commission rate(d).  $0.0598         $0.0664       N/A      N/A      N/A        N/A     N/A     N/A     N/A     N/A     N/A

----------------------

(a)  All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Computed on an annualized basis.
(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.
(e) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Fund. Had
     LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.94% and the ratio of net investment income to average net assets would have been 0.82%.

                               LB HIGH YIELD FUND
                                 CLASS A SHARES

                                                                    Nine
                          Six Months                               Months
(For a share                 Ended      Year     Year     Year      ended                  Years ended January 31,
outstanding throughout  April 30, 1997  Ended    Ended    Ended    Oct. 31     -------------------------------------------------
the period)(a)            (unaudited)  10/31/96 10/31/95 10/31/94    1993       1993     1992     1991    1990     1989    1988*
                        -------------- -------- -------- --------  -------     ------   ------   ------  ------   ------  ------
Net Asset Value,
 Beginning of
 Period................ $ 9.21         $ 9.03    $ 8.86   $ 9.73   $ 9.12      $ 8.45   $ 6.72   $ 7.93  $ 9.72   $ 9.86  $10.44
                        ------         ------    ------   ------   ------      ------   ------   ------  ------   ------  ------

Investment Operations:
Net Investment
 Income................   0.42           0.84      0.83     0.83     0.61        0.88     0.93     0.92    1.12     1.14    0.87

Net Realized and
 Unrealized Gain (Loss)
 on Investments........  (0.30)          0.17      0.24    (0.86)    0.60        0.68     1.72    (1.21)  (1.76)   (0.17)  (0.60)
                        ------         ------    ------   ------   ------      ------   ------   ------  ------   ------  ------

Total from Investment
 Operations............   0.12           1.01      1.07    (0.03)    1.21        1.56     2.65    (0.29)  (0.64)    0.97    0.27
                        ------         ------    ------   ------   ------      ------   ------   ------  ------   ------  ------

Less Distributions
from:
 Net Investment Income.  (0.44)         (0.83)    (0.85)   (0.82)   (0.60)      (0.89)   (0.92)   (0.92)  (1.15)   (1.11)  (0.85)
 Net Realized Gain
 on Investments........  (0.03)            --     (0.05)   (0.02)      --          --       --       --      --       --      --
                        ------         ------    ------   ------   ------      ------   ------   ------  ------   ------  ------

Total Distributions....  (0.47)         (0.83)    (0.90)   (0.84)   (0.60)      (0.89)   (0.92)   (0.92)  (1.15)   (1.11)  (0.85)
                        ------         ------    ------   ------   ------      ------   ------   ------  ------   ------  ------

Net Asset Value End
 of Period............. $ 8.86         $ 9.21    $ 9.03   $ 8.86   $ 9.73      $ 9.12   $ 8.45   $ 6.72  $ 7.93   $ 9.72  $ 9.86
                        ======         ======    ======   ======   ======      ======   ======   ======  ======   ======  ======

Total Investment
 Return at Net
 Asset Value(%)(b).....   1.31%         11.64%    12.93%   -0.47%   13.72%      19.51%   41.59%   -3.98%  -7.52%   10.52%   3.54%

Net Assets, End of
 Period (in millions).. $741.5         $703.1    $594.3   $499.6   $440.3      $330.2   $217.0   $137.0  $149.6   $126.5  $ 61.3
Ratio of Expenses to
 Average Net
 Assets (%)............   0.86%(c,d)     0.91%     0.93%    0.95%    0.94%(c)    0.99%    1.16%    1.23%   1.19%    1.21%   1.50%(c)
Ratio of Net Investment
 Income to Average
 Net Assets (%)........   9.32%(c,d)     9.23%     9.53%    8.92%    8.72%(c)   10.04%   11.95%   12.51%  12.23%   11.72%  10.95%(c)
Portfolio Turnover.....     59%           104%       71%      50%      66%         86%     145%     120%     86%      73%     67%

-------------------

*    For the period April 3, 1987 (effective date) to January 31, 1988.
(a)  All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Computed on an annualized basis.
(d) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB High Yield Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.89% and the ratio of net investment income to average net assets would have been 9.29%.

                                 LB INCOME FUND
                                 CLASS A SHARES

                                                                                          Nine
                                   Six Months                                            Months
(For a share outstanding              Ended           Year       Year         Year       ended
throughout the period)(a)        April 30, 1997      Ended      Ended        Ended      Oct. 31
                                   (unaudited)      10/31/96   10/31/95    10/31/94       1993
                                 --------------     --------   --------    --------     --------

Net Asset Value,
 Beginning of Period............      $ 8.50         $ 8.72     $ 8.01      $ 9.43      $   9.10
                                      ------         ------     ------      ------      --------

Investment Operations:
Net Investment Income...........        0.27           0.57       0.59        0.58          0.47

Net Realized and
 Unrealized Gain (Loss)
 on Investments.................       (0.17)         (0.19)      0.69       (1.19)         0.33
                                      ------         ------     ------      ------      --------

Total from Investment
 Operations.....................        0.10           0.38       1.28       (0.61)         0.80
                                      ------         ------     ------      ------      --------

Less Distributions from:
 Net Investment Income..........       (0.28)         (0.60)     (0.57)      (0.56)        (0.47)
 Net Realized Gain on
 Investments....................          --             --         --       (0.25)           --
                                      ------         ------      -----      ------      --------

Total Distributions.............       (0.28)         (0.60)     (0.57)      (0.81)        (0.47)
                                      ------         ------     ------      ------      --------

Net Asset Value End of
 Period.........................      $ 8.32         $ 8.50     $ 8.72      $ 8.01      $   9.43
                                      ======         ======     ======      ======      ========

Total Investment Return
 at Net Asset
 Value(%)(b)....................        1.20%          4.56%     16.53%      -6.81%         8.97%

Net Assets, End of
 Period (in millions)...........      $793.0         $871.0     $942.1      $907.2      $1,042.2
Ratio of Expenses to
 Average Net Assets (%).........        0.81%(c,e)     0.83%      0.83%       0.82%         0.80%(c,d)
Ratio of Net Investment
 Income to Average
 Net Assets (%).................        6.50%(c,e)     6.61%      7.01%       6.77%         6.87%(c,d)
Portfolio Turnover (%)..........          53%           142%       131%        155%           84%





(For a share outstanding                                   Years ended January 31,
throughout the period)(a)                ---------------------------------------------------------
                                          1993       1992      1991      1990      1989      1988
                                         ------     ------    ------    ------    ------    ------

Net Asset Value,
 Beginning of Period............         $ 8.79     $ 8.35    $ 8.47    $ 8.52    $ 8.62    $ 9.07
                                         ------     ------    ------    ------    ------    ------

Investment Operations:
Net Investment Income...........           0.66       0.72      0.78      0.82      0.80      0.80

Net Realized and
 Unrealized Gain (Loss)
 on Investments.................           0.31      0.44      (0.11)    (0.06)    (0.10)    (0.44)
                                         ------     ------    ------    ------    ------    ------

Total from Investment
 Operations.....................           0.97        1.16     0.67      0.76      0.70      0.36
                                         ------     ------    ------    ------    ------    ------

Less Distributions from:
 Net Investment Income..........          (0.66)     (0.72)    (0.79)    (0.81)    (0.80)    (0.81)
 Net Realized Gain on
 Investments....................             --         --        --        --        --        --
                                         ------     ------    ------     -----    ------    ------

Total Distributions.............          (0.66)     (0.72)    (0.79)    (0.81)    (0.80)    (0.81)
                                         ------     ------    ------    ------    ------    ------

Net Asset Value End of
 Period.........................         $ 9.10     $ 8.79    $ 8.35    $ 8.47    $ 8.52    $ 8.62
                                         ======     ======    ======    ======    ======    ======

Total Investment Return
 at Net Asset
 Value(%)(b)....................          11.50%      14.48%     8.39%     9.18%     8.69%     4.53%

Net Assets, End of
 Period (in millions)...........         $944.6      $819.5    $736.5    $719.8    $725.5    $711.8
Ratio of Expenses to
 Average Net Assets (%).........           0.90%       0.97%     1.02%     1.02%     1.03%     1.03%
Ratio of Net Investment
 Income to Average
 Net Assets (%).................           7.40%       8.38%     9.35%     9.53%     9.52%     9.47%
Portfolio Turnover (%)..........            104%        117%      118%      113%       68%       48%


------------------------

(a)  All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  Computed on an annualized basis.

(d) During the nine month period ended October 31, 1993, Lutheran Brotherhood Research Corp. (LBRC) undertook a voluntary reduction of the Fund's investment advisory fee equal to 0.10% of average daily net assets. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.90% and the ratio of net investment income to average net assets would have been 6.77%.


(e) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Income Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 6.47%.

                             LB MUNICIPAL BOND FUND
                                 CLASS A SHARES


                                                                                                Nine
                                                                                               Months
(For a share outstanding                 Six Months Ended     Year         Year      Year       ended
throughout the period)(a)                 April 30, 1997      Ended       Ended     Ended      Oct. 31
                                           (UNAUDITED)      10/31/96    10/31/95   10/31/94     1993
                                         ----------------   --------    --------   ---------   -------

Net Asset Value,
   Beginning of Period...........             $ 8.60          $ 8.58      $ 7.88     $ 9.00     $ 8.52
                                              ------          ------      ------     ------     ------

Investment Operations:
Net Investment Income............               0.22            0.44        0.45       0.46       0.37

Net Realized and Unrealized Gain
   (Loss) on Investments.........              (0.07)           0.01        0.70      (0.96)      0.51
                                              ------          ------      ------     ------     ------

Total from Investment Operations.               0.15            0.45        1.15       0.50       0.88
                                              ------          ------      ------     ------     ------

Less Distributions from:
   Net Investment Income.........              (0.23)          (0.43)      (0.45)     (0.46)     (0.37)
   Net Realized Gain on
     Investments.................                 --              --          --      (0.16)     (0.03)
                                              ------          ------      ------     ------     ------

Total Distributions..............              (0.23)          (0.43)      (0.45)     (0.62)     (0.40)
                                              ------          ------      ------     ------     ------

Net Asset Value End of Period....             $ 8.52          $ 8.60      $ 8.58     $ 7.88     $ 9.00
                                              ======           =====      ======     ======     ======

Total Investment Return at
   Net Asset Value(%)(b).........               1.71%           5.33%      14.97%     -5.93%     10.73%

Net Assets, End of
   Period (in millions)..........             $586.7          $609.5      $628.7     $595.2     $629.7
Ratio of Expenses to Average
   Net Assets (%)................               0.71%(c,e)      0.74%       0.74%      0.75%      0.74%(c,d)
Ratio of Net Investment Income
   to Average Net Assets (%).....               5.20%(c,e)      5.14%       5.43%      5.44%      5.69%(c,d)
Portfolio Turnover (%)...........                  8%             33%         36%        38%        46%




(For a share outstanding
throughout the period)(a)                                 YEARS ENDED JANUARY 31,
                                        ------------------------------------------------------------
                                         1993        1992       1991      1990       1989      1988
                                        ------       -----      -----     -----      -----    ------

Net Asset Value,
   Beginning of Period...........       $ 8.45      $ 8.32     $ 8.15    $ 8.18     $ 8.09    $ 8.45
                                        ------       -----      -----     -----      -----    ------

Investment Operations:
Net Investment Income............         0.53        0.56       0.58      0.58       0.60      0.59

Net Realized and Unrealized Gain
   (Loss) on Investments.........         0.28        0.29       0.16     (0.02)      0.07     (0.37)
                                        ------       -----      -----     -----      -----    ------

Total from Investment Operations.         0.81        0.85       0.74      0.56       0.67      0.22
                                        ------       -----      -----     -----      -----    ------

Less Distributions from:
   Net Investment Income.........        (0.52)      (0.56)     (0.57)    (0.59)     (0.58)    (0.58)
   Net Realized Gain on
     Investments.................        (0.22)      (0.16)        --       --          --        --
                                        ------       -----      -----     -----      -----    ------

Total Distributions..............        (0.74)      (0.72)     (0.57)    (0.59)     (0.58)    (0.58)
                                        ------       -----      -----     -----      -----    ------

Net Asset Value End of Period....       $ 8.52      $ 8.45     $ 8.32    $ 8.15     $ 8.18    $ 8.09
                                        ======       =====      =====     =====      =====    ======

Total Investment Return at
   Net Asset Value(%)(b).........         9.96%      10.64%      9.54%     7.02%      8.70%     2.95%

Net Assets, End of
   Period (in millions)..........       $532.6      $448.4     $382.5    $348.2     $306.5    $283.6
Ratio of Expenses to Average
   Net Assets (%)................         0.80%       0.83%      0.86%     0.86%      0.92%     0.91%
Ratio of Net Investment Income
   to Average Net Assets (%).....         6.22%       6.65%      7.06%     7.04%      7.37%     7.39%
Portfolio Turnover (%)...........           77%         78%        68%       60%        70%       61%



------------------------

(a)     All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)     Computed on an annualized basis.

(d) During the nine month period ended October 31, 1993, Lutheran Brotherhood Research Corp. (LBRC) undertook a voluntary reduction of the Fund's investment advisory fee equal to 0.05% of average daily net assets. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.79% and the ratio of net investment income to average net assets would have been 5.64%.

(e) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Municipal Bond Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.74% and the ratio of net investment income to average net assets would have been 5.17%.

                              LB MONEY MARKET FUND
                                 CLASS A SHARES


                                                                                       Nine
                                                                                      Months
(For a share outstanding        Six Months Ended    Year       Year        Year       ended
throughout the period)(a)        April 30, 1997     Ended      Ended       Ended      Oct. 31
                                   (unaudited)    10/31/96    10/31/95   10/31/94      1993
                                -------------------------------------------------------------
Net asset Value,
   Beginning of Period...........     $ 1.00        $ 1.00      $ 1.00     $ 1.00      $ 1.00
                                      ------        ------      ------     ------      ------
Investment Operations:
Net Investment Income............       0.02          0.05        0.05       0.03        0.02
                                      ------        ------      ------     ------      ------

Less Distributions from:
Net Investment Income............      (0.02)        (0.05)      (0.05)     (0.03)      (0.02)
                                      ------        ------      ------     ------      ------

Net Asset Value, End of Period...     $ 1.00        $ 1.00      $ 1.00     $ 1.00      $ 1.00
                                      ======        ======      ======     ======      ======

Total Investment Return at Net
   Asset Value (%)(b)............       2.28%         4.63%       4.95%      2.89%       1.63%

Net Assets, End of
   Period (in millions)..........     $439.3        $417.6      $341.1     $276.9      $275.1
Ratio of Expenses to Average
   Net Assets (%)................       0.95%(c,d)    1.01%(d)    1.10%(d)   1.10%(d)    1.10%(c,d)
Ratio of Net Investment Income
   to Average Net Assets (%).....       4.55%(c,d)    4.53%(d)    4.85%(d)   2.85%(d)    2.16%(c,d)


(For a share outstanding
throughout the period)(a)                                   Years ended January 31,
                                       ------------------------------------------------------------
                                        1993        1992       1991      1990       1989      1988
                                       ------      ------     ------    ------     ------    ------
Net Asset Value,
   Beginning of Period...........      $ 1.00      $ 1.00     $ 1.00    $ 1.00     $ 1.00    $ 1.00
                                       ------      ------     ------    ------     ------    ------

Investment Operations:
Net Investment Income............        0.03        0.05       0.07      0.08       0.07      0.06
                                       ------      ------     ------    ------     ------    ------

Less Distributions from:
Net Investment Income............       (0.03)      (0.05)     (0.07)    (0.08)     (0.07)    (0.06)
                                       ------      ------     ------    ------     ------    ------

Net Asset Value, End of Period...      $ 1.00      $ 1.00     $ 1.00    $ 1.00     $ 1.00    $ 1.00
                                       ======      ======     ======    ======     ======    ======

Total Investment Return at Net
   Asset Value (%)(b)............        2.77%       5.10%      7.40%     8.44%      7.01%     5.98%

Net Assets, End of
   Period (in millions)..........      $317.0      $412.3     $473.4    $423.5     $309.3    $263.6
Ratio of Expenses to Average
   Net Assets (%)................        1.10%(d)    1.08%      1.07%     1.09%      1.07%     1.07%
Ratio of Net Investment Income
   to Average Net Assets (%).....        2.76%(d)    5.01%      7.16%     8.10%      6.83%     5.80%


----------------------

(a)     All per share amounts have been rounded to the nearest cent.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.
(c)     Computed on an annualized basis.

(d) Effective February 1, 1992 through March 31, 1996, Lutheran Brotherhood Research Corp. (LBRC) had voluntarily undertaken to limit the Fund's expense ratio to 1.10% of annual average daily net assets. Effective April 1, 1996, LBRC voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Had LBRC not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 1.05%, 1.07%, 1.18%, 1.36%, 1.44% and 1.23% and the ratio of net investment income to average net assets would have been 4.45%, 4.47%, 4.77%, 2.59%, 1.82% and 2.63%, respectively, for the six months ended April 30, 1997, the years ended October 31, 1996 1995 and 1994, the nine month period ended October 31, 1993 and the year ended January 31, 1993.

                       INVESTMENT OBJECTIVES AND POLICIES

      Each of the Funds in The Lutheran Brotherhood Family of Funds has a separate investment objective and investment policies for the pursuit of that objective. The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders of that Fund. Except as otherwise indicated in this Prospectus, the investment policies of each Fund may be changed from time to time by the Board of Trustees of the Trust. There is no assurance that any of the Funds will achieve its investment objective, but it will strive to do so by following the policies set forth below.

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

      The investment objective of the LB Opportunity Growth Fund is to achieve long term growth of capital.

      The Fund will pursue its objective by seeking realized and unrealized capital gains through the active management of a portfolio consisting primarily of common stocks. Such active management may involve a high level of portfolio turnover. The Fund will invest primarily in common stocks of domestic and foreign companies that in the opinion of LB Research have a potential for above average sales and earnings growth that is expected to lead to capital appreciation. The Fund's investment adviser believes that over a long period of time, smaller companies that have a competitive advantage will be able to grow faster than larger companies, leading to a higher rate of growth in capital. For a description of the risks associated with investments in such companies, see "Investment Risks--LB Opportunity Growth Fund Investment Risks".

      The Fund may also invest in bonds and preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's) and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

      LB Research will use fundamental investment research techniques to seek out those companies that have a competitively superior product or service in an unsaturated market with large potential for growth. These will often be companies with shorter histories and less seasoned operations. Many of such companies will have market capitalizations that are less than $1 billion, with lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. LB Research anticipates that the common stocks of such companies may increase in market value more rapidly than the stocks of other companies.

      The Fund will focus primarily on companies that possess superior earnings prospects over a three to five year time horizon. The stocks that the Fund invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Fund's investment portfolio that may consist of OTC stocks.

      The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. While LB Research does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, LB Research does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 176% and 213%, respectively.

      For more information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

      The investment objective of the LB Mid Cap Growth Fund is to achieve long term growth of capital. The Fund will pursue its objective by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. LB Research defines companies with medium market capitalizations ("mid cap companies") as companies with capitalizations ranging from $1 billion to $5 billion at the time of the Fund's investment. The Fund will seek to invest in companies that have a track record of earnings growth or the potential for continued above average growth. The Fund will normally invest at least 65% of its total assets in common stocks of mid cap companies. LB Research will use both fundamental and technical investment research techniques to seek out these companies.

      The stocks that the Fund invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Fund's investment portfolio that may consist of OTC stocks.

      Many mid cap companies have lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. The common stocks of such companies may have greater price volatility than the stocks of other larger companies. For a description of these and other risks associated with investments in such companies, see "Investment Risks -- LB Mid Cap Growth Fund Investment Risks".

      The Fund may also invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), common stocks of companies falling outside the medium market capitalization range, and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

      The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. While LB Research does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, LB Research does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rate of the Fund is generally expected not to exceed 100%. See "Taxes".


      For more information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD WORLD GROWTH FUND

      The investment objective of the LB World Growth Fund is to seek total return from long-term growth of capital. The Fund will pursue its objective principally through investments in common stocks of established, non- U.S. companies. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses.

      The Fund intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Fund. The Fund may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). As a temporary defensive measure, the Fund may invest substantially all of its assets in one or two countries.

      In seeking its objective, the Fund will invest primarily in common stocks of established foreign companies which have the potential for growth of capital. In order to increase total return, the Fund may also invest in bonds and preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's) and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations or other securities that may be converted to debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). Debt obligations rated "Baa" or "BBB" are considered to have speculative characteristics. For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

      In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

      In analyzing companies for investment, the Sub-advisor looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

      The Fund's investments also may include, but are not limited to, European Depository Receipts ("EDRs"), other debt and equity securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies). For a discussion of the risks involved in foreign investing see the section of this Prospectus entitled "Foreign Issuers".

      The Fund may engage in certain forms of options and futures transactions that are commonly known as derivative securities transactions. These derivative securities transactions are identified and described in the sections of this Prospectus entitled "Put and Call Options" and "Financial Futures and Options on Futures."

      The Fund may use foreign currency exchange-related securities including foreign currency warrants, principal exchange rate linked securities, and performance indexed paper. The Fund does not expect to hold more than 5% of its total assets in foreign currency exchange-related securities.

      The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year.

      The Fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's securities denominated in such foreign currency. Under certain circumstances, the Fund may commit a substantial portion of the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result.

      For a discussion of foreign currency contracts and the risks involved therein, see the section of this Prospectus entitled, "Investment Risks."

         The Fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The annual portfolio turnover rate of the Fund for the fiscal year ended October 31, 1996 and for the period ended
October 31, 1995 were 11% and 5%, respectively.

      For more information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD FUND

      The investment objective of the LB Fund is to seek growth of capital and income.

      The Fund seeks to achieve its objective by investing in securities issued by leading companies. The Fund may invest in the common stocks and other securities of leading companies, including corporate bonds, notes, preferred stock, and warrants. The Fund may also invest in U.S. Government securities and cash. For purposes of the Fund's investment objective, companies are deemed "leading" in terms of market share, asset size, cash flow and other fundamental factors.

      LB Research will use fundamental investment research techniques to seek out those companies that have a leading position within their industry or within the capital markets generally. LB Research will focus upon market shares, growth in sales and earnings, market capitalization and asset size and competitive dominance. These will often be mature companies with a lengthy history and seasoned operations. Many of them will have market capitalizations in excess of $1 billion.

      The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. LB Research intends to use an active method of management and may select portfolio securities for the specific purpose of trading them within a short period of time, which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 91% and 127%, respectively.

      For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD HIGH YIELD FUND

      The investment objective of the LB High Yield Fund is to obtain high current income and, secondarily, growth of capital.

      The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of professionally managed high yield, high risk securities, many of which involve greater risks than higher quality investments. The Fund may invest in high yield, high risk bonds, notes, debentures and other income producing debt obligations and dividend paying preferred stocks. These securities are commonly known as "junk bonds". High yield, high risk securities will ordinarily carry a quality rating "Ba" or lower by Moody's, "BB" or lower by S&P, or, if not rated, such securities will be of comparable quality as determined by the Fund's investment adviser. The Fund will use no minimum level of quality rating and may purchase and hold securities in default. Securities having a quality rating of Ba or BB and lower are considered to be speculative. See "Investment Risks - LB High Yield Fund Investment Risks". For a description of Moody's and S&P's ratings, see "Description of Debt Ratings".

      The Fund may also invest in common stocks, warrants to purchase stocks, bonds or preferred stock convertible into common stock, and other equity securities. Investments in such securities will be made in pursuit of the income and capital growth objectives of the Fund, but at no time will the Fund invest more than 20% of its total assets in equity securities.

      As a nonfundamental policy, during normal market conditions the Fund will maintain at least 65% of its total assets, taken at market value, in lower rated securities. The Fund may invest, without limit, in short-term money market instruments when, in the opinion of LB Research, short-term investments provide a better opportunity for achieving the Fund's objectives than do longer term investments. When making short-term investments for such purpose, the Fund will not be limited to a minimum quality level and may use unrated instruments.

      The Fund does not intend to engage in short-term trading but may dispose of securities held for a short time if LB Research believes such disposition to be advisable. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 104% and 71%, respectively.

      For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD INCOME FUND

      The investment objective of the LB Income Fund is to seek high current income while preserving principal. The Fund's secondary investment objective is to obtain long-term growth of capital in order to maintain investors' purchasing power.


      The Fund seeks to achieve its investment objectives by investing primarily in debt securities such as bonds, notes, debentures, mortgage-backed securities, other income producing debt obligations, and preferred stocks rated "Baa" or higher by Moody's or "BBB" or higher by S&P. If not rated, such securities will be of comparable quality in the opinion of LB Research. Securities rated BBB or Baa, although considered to be investment grade or higher, have speculative characteristics. If a portfolio security's quality rating drops below investment grade after the Fund has acquired the security, the Fund may continue to hold the security in its portfolio. A description of the ratings that are given to debt securities by Moody's and S&P and the standards applied by them in assigning these ratings may be found at end of this Prospectus.

      The Fund may from time to time invest in debt securities that are not rated as investment grade. For a description of the risks of investing in such securities, see the section of this Prospectus entitled "Investment Risks of High Yield Securities". The Fund may also invest in common stock and bonds and preferred stock that are convertible into common stock. No more than 10% of the Fund's total assets will be invested in common stock and no more than 25% of the value of the total assets will be invested in all securities described in this paragraph.

      Debt securities may bear fixed or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participation based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      The Fund may engage in short-term trading and dispose of securities held for a short time if LB Research believes such disposition to be advisable. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 142% and 131%, respectively.

      For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND

      The investment objective of the LB Municipal Bond Fund is to provide its shareholders with a high level of current income which is exempt from federal income tax.

      The Fund seeks to achieve its investment objective by investing in a diversified portfolio of municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states (including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax. At least 80% of the Fund's total assets will be invested in municipal bonds unless LB Research determines that market conditions call for a temporary defensive posture.

      The Fund does not generally intend to purchase securities if, as a result of such purchase, more than 25% of the value of its total assets would be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest more than 25% of the value of its total assets in industrial development bonds. As to industrial development bonds, the Fund may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. This may make the Fund more susceptible to economic, political or regulatory occurrences affecting a particular industry or sector and increase the potential for fluctuation of net asset value.

      Municipal Bonds: Municipal bonds are generally issued to finance public works, such as bridges and highways, housing, mass transportation projects, schools and hospitals. Municipal bonds are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge and ability to raise taxes to repay the principal and interest. Revenue bonds are repayable only from the income earned from the facility financed by the bond or other specific source of revenue. For example, income earned by a housing development can be used to repay the bonds that raised the funds for its construction.

      Industrial Development Bonds: Industrial development bonds are considered municipal bonds if the interest paid on them is exempt from federal income tax. Industrial development bonds which qualify as municipal bonds are almost always revenue bonds. They are issued by or on behalf of public authorities to raise money for privately-operated housing facilities, sports facilities, convention or trade show centers, airports, mass transit, port facilities, parking areas, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage disposal.

      Municipal Bonds Suitable for Investment: The Fund generally restricts its investments to municipal bonds rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P. Municipal bonds in the lowest rated category have speculative characteristics. The Fund also may invest in municipal bonds (but not industrial development bonds) that are not rated by Moody's or S&P but, in the opinion of LB Research, would qualify for Standard & Poor's BBB or Moody's Baa rating. Subsequent to its purchase by the Fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimums required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but LB Research will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

      The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 33% and 36%, respectively.

      For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD MONEY MARKET FUND

      The LB Money Market Fund's investment objective is current income consistent with stability of principal.

      The Fund pursues this investment objective by investing in a portfolio of money market instruments that mature in 397 days or less in order to obtain current income and maintain a stable principal. The dollar-weighted average maturity of money market instruments held by the LB Money Market Fund will be 90 days or less. The policy of the Fund is generally to hold instruments until maturity. However, the Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations.

      Permissible LB Money Market Fund investments include, but are not limited to: U.S. Treasury bills and all other marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; instruments of domestic and foreign banks and savings and loans; prime commercial paper; variable amount demand master notes; repurchase agreements; instruments secured by the obligations described above and asset-backed securities.

      The Fund will not purchase a security (other than U.S. Government obligations) unless the security (i) is rated by at least two nationally recognized statistical rating organizations (NRSROs) with the highest rating assigned to short-term debt securities (or, if rated by only one NRSRO by that NRSRO, or if not rated, is determined to be of comparable quality), or (ii) is rated by at least two such NRSROs within the two highest ratings assigned to short-term debt securities (or, if rated by only one NRSRO by that NRSRO, or if not rated, is determined to be of comparable quality) and not more than 5% of the assets of the Fund would be invested in such securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the securities of a single issuer included in clause (ii) above. Determinations of comparable quality are made by LB Research in accordance with procedures established by the Board of Trustees.

      U.S. Government Obligations: The types of U.S. Government obligations in which the Fund may invest include, but are not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, bonds and notes; and instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are backed by the full faith and credit of the United States, the credit of the agency or instrumentality (a governmental agency organized under federal charter with government supervision) issuing the obligations, or the issuer's right to borrow from the U.S. Treasury. These U.S. Government obligations may include notes, bonds and discount notes issued by following agencies: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Home Mortgage Association.

      Bank Instruments: The Fund invests only in instruments of domestic and foreign banks and savings and loans if they have capital and surplus of over $100,000,000 or the principal amount of the instrument in which the Fund is investing is insured by the Federal Deposit Insurance Corporation (FDIC), including domestic or Eurodollar certificates of deposit, demand and time deposits, savings shares and bankers' acceptances.

      Asset-Backed Securities: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, leases on equipment such as computers and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of non-payment of the underlying loans as well as the risks of prepayment. An interest in a bank sponsored master trust which holds the receivables for a major international credit card is an example of an asset backed security; an interest in a trust which holds the customer receivable for a large consumer products company is another example.

      For information on other investment policies of the Fund, see "Additional Investment Practices" below.

ADDITIONAL INVESTMENT PRACTICES

      Various of the Funds may purchase the following securities or may engage in the following transactions.

REPURCHASE AGREEMENTS

      Each of the Funds may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell for later delivery at an agreed upon price and rate of interest U.S. Government obligations. The Fund or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by LB Research (or the Sub-advisor) to be creditworthy.

RESTRICTED SECURITIES

      Subject to the limitations on illiquid securities noted above, the Funds may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

REVERSE REPURCHASE AGREEMENTS

      Each of the Funds except the LB Money Market Fund also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. The Fund will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

        Each of the Funds may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, cash, cash equivalents or high grade debt obligations of a dollar amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled.

LENDING SECURITIES

      Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

      The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

      No Fund will not lend securities to broker-dealers affiliated with LB Research or the Sub-advisor. LB Research believes that this will not affect the Fund's ability to maximize its securities lending opportunities. No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

PUT AND CALL OPTIONS (ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

      Selling ("Writing" Covered Call Options: Certain of the Funds may from time to time sell ("write") covered call options on any portion of its portfolio as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non- hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price.

      If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

      Buying Call Options: Certain of the Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

      Buying Put Options: Certain of the Funds may from time to time purchase put options on any portion of its portfolio. A put option gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

      Options on Foreign Currencies: The LB World Growth Fund may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

      Selling Put Options: The Funds may not sell put options, except in the case of a closing purchase transaction (see Closing Transactions).

      Index Options: As part of its options transactions, certain of the Funds may also purchase and sell call options and purchase put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

      Closing Transactions: Certain of the Funds may dispose of options which they have written by entering into "closing purchase transactions". Those Funds may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

      A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

      A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.

      Spreads and Straddles: Certain of the Funds may also engage in "straddle" and "spread" transactions in order to enhance return, which is a speculative, non-hedging purpose. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Fund will depend on LB Research's or the Sub-advisor's perception of anticipated market movements.

      Negotiated Transactions: Certain of the Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser's or sub-advisor's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Prospectus entitled, "Risks of Transactions in Options and Futures". Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when its Investment Adviser or Sub-advisor believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised. The underlying securities on such transactions will also be considered illiquid and are subject to the Fund's 15% illiquid securities limitations.

      Limitations: A Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased and held by the Fund would exceed 5% of the market value of the Fund's total assets. A Fund will not write any option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 30% of the market value of the Fund's total assets.

FINANCIAL FUTURES AND OPTIONS ON FUTURES (ALL FUNDS EXCEPT THE LB MONEY MARKET
FUND)

      Selling Futures Contracts: Certain of the Funds may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills, government mortgage-backed securities;

corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

      Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

      When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

      The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a "good faith deposit" by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay "variation margin" equal to the daily change in the value of the position held by the Fund.

      Buying Futures Contracts: Certain of the Funds may also purchase financial futures contracts as a hedge against adverse movements in the prices of securities which they intend to purchase. A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which a Fund intends to purchase. a Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which a Fund intends to purchase.

      Options on Futures Contracts: Certain of the Funds may also sell ("write") covered call options on futures contracts and purchase put and call options on futures contracts in connection with hedging strategies. A Fund may not sell put options on futures contracts. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which a Fund intends to purchase.

      Currency Futures Contracts and Options: The LB World Growth Fund may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

      Limitations: Certain of the Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter (a) the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's total assets or (b) the sum of the then aggregate value of open futures contracts sales, the aggregate purchase prices under open futures contract purchases, and the aggregate value of futures contracts subject to outstanding options would exceed 30% of the market value of the Fund's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain cash or cash equivalents, less any related margin deposits, in an amount equal to the market value of such contracts. "Cash and cash equivalents" may include cash, government securities, or liquid high quality debt obligations.

HYBRID INVESTMENTS (ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

      As part of its investment program and to maintain greater flexibility, the Fund may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. The Fund does not expect to hold more than 5% of its total assets in hybrid instruments. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Additional Information Concerning Certain Investment Techniques".

RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

      There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

      There is a risk that LB Research or the Sub-advisor could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and LB Research's or the Sub-advisor's accuracy in predicting the future changes in interest rate levels and securities price movements.

      A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market. There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

      When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

      The Funds intend to continue to meet the requirements of federal law to be treated as a regulated investment company. For taxable years of a Fund that began on or prior to August 5, 1997, one of these requirements is that a Fund realize less than 30% of its annual gross income from the sale of securities held for less than three months. Accordingly, the extent to which a Fund may engage in futures contracts and related options may be materially limited by this 30% test. Options activities of a Fund may increase the amount of gains from the sale of securities held for less than three months, because gains from the expiration of, or from closing transactions with respect to, call options written by a Fund will be treated as short-term gains and because the exercise of call options written by the Fund would cause it to sell the underlying securities before it otherwise might. For each taxable year of a Fund beginning after August 5, 1997, a Fund will no longer be subject to the 30% test described above.

      Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

TEMPORARY DEFENSIVE INVESTMENTS

      The LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB Mid Cap Growth Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive position when, in the opinion of LB Research or the Sub-advisor such a position is more likely to provide protection against unfavorable market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker's acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, a Fund will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by LB Research or the Sub-advisor to be of a comparable level of quality. When a Fund adopts a temporary defensive position its investment objective may not be achieved.


                             INVESTMENT LIMITATIONS

      In seeking to lessen investment risk, each Fund operates under certain investment restrictions. The restrictions in the following paragraphs may not be changed with respect to any Fund except by a vote of a majority of the outstanding voting securities of that Fund.

      No Fund may, with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer. The LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Money Market Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry.


      A Fund other than the LB Money Market Fund may borrow (through reverse repurchase agreements or otherwise) up to one-third of its total assets. If a Fund borrows money its share price will be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. If borrowings, including reverse repurchase agreements, exceed 5% of a Fund's total assets, such Fund will not purchase portfolio securities.

      For further information on these and other investment restrictions, including nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.


                                INVESTMENT RISKS

      Special risks are associated with investments in some of the Funds, beyond the standard level of risks. These risks are described below. An investor should take into account his or her investment objectives and ability to absorb a loss or decline in his or her investment when considering an investment in such Funds. Investors in certain of the Funds assume an above average risk of loss, and should not consider an investment those Funds to be a complete investment program.

LB OPPORTUNITY GROWTH FUND INVESTMENT RISKS

      The LB Opportunity Growth Fund is aggressively managed and invests primarily in the stocks of smaller, less seasoned companies many of which are traded on an over-the-counter basis, rather than on a national exchange. These companies represent a relatively higher degree of risk than do the stocks of larger, more established companies. The companies the LB Opportunity Growth Fund invests in also tend to be more dependent on the success of a single product line and have less experienced management. They tend to have smaller market shares, smaller capitalization, and less access to sources of additional capital. As a result, these companies tend to have less ability to cope with problems and market downturns and their shares of stock tend to be less liquid and more volatile in price.


LB MID CAP GROWTH FUND INVESTMENT RISKS



      Stocks in mid cap companies entail greater risk than the stocks of larger, well-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Also, mid cap companies usually reinvest a high portion of their earnings in their own businesses and therefore lack a predictable dividend yield. Since investors frequently buy these stocks because of their expected above average earnings growth, earnings levels that fail to meet expectations often result in sharp price declines of such stocks.



      In addition, in many instances, the frequency and volume of trading of mid cap companies is substantially less than is typical of larger companies. Therefore, the securities of such companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the over-the-counter market typically are larger than the spreads for more actively-traded companies. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of such securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger more established companies.


LB WORLD GROWTH FUND INVESTMENT RISKS

      The Fund, may invest in stocks of foreign issuers and in "ADRs" "EDRs" of foreign stocks. When investing in foreign stocks, ADRs and EDRs, the Fund assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such stocks, ADRs and EDRs. In addition, there may be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

OTHER RISKS OF FOREIGN INVESTING INCLUDE:

      Foreign Securities: Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday) when the Fund does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of the Fund may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

        Investments by the Fund in foreign companies may require the Fund to hold securities and funds denominated in a foreign currency. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Thus, the Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of the Fund. They generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, the Fund may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.

      Developing Countries: Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

      American Depository Receipts (ADRs) and European Depository Receipts
(EDRs): ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. ADRs and EDRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs or EDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs or EDRs are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

      Currency Fluctuations: Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of a Fund's securities denominated in that currency would be expected to decline.




INVESTMENT RISKS OF HIGH YIELD SECURITIES (LB HIGH YIELD FUND AND LB MID CAP GROWTH FUND)

      Investment in high yield, high risk securities (sometimes referred to as "junk bonds") involves a greater degree of risk than investment in higher quality securities. Investment in high yield, high risk securities involves increased financial risk due to the higher risk of default by the issuers of bonds and other debt securities having quality rating of "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's. The higher risk of default may be due to higher debt leverage ratios, a history of low profitability or losses, or other fundamental factors that weaken the ability of the issuer to service its debt obligations.

      In addition to the factors of issuer creditworthiness described above, high yield, high risk securities generally involve a number of additional market risks. These risks include:

      Youth and Growth of High Yield, High Risk Market: The high yield, high risk bond market is relatively new. While many of the high yield issues currently outstanding have endured an economic recession, there can be no assurance that this will be true in the event of increased interest rates or widespread defaults brought about by a more severe and sustained economic downturn.

      Sensitivity to Interest Rate and Economic Changes: The market value of high yield, high risk securities have been found to be less sensitive to interest rate changes on a short-term basis than higher-rated investments, but more sensitive to adverse economic developments or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may be more likely to experience financial stress which would impair their ability to service their principal and interest payment obligations or obtain additional financing. In the event the issuer of a bond defaults on payments, the LB High Yield Fund may incur additional expenses in seeking recovery. In periods of economic change and uncertainty, market values of high yield, high risk securities and the LB High Yield Fund's assets value may become more volatile. Furthermore, in the case of zero coupon or payment-in-kind high yield, high risk securities, market values tend to be more greatly affected by interest rate changes than securities which pay interest periodically and in cash. Changes in the market value of securities owned by the LB High Yield Fund will not affect cash income but will affect the net asset value of the Fund's shares.

      Payment Expectations: High yield, high risk securities, like higher quality securities, may contain redemption or call provisions, which allow the issuer to redeem a security in the event interest rates drop. In this event, the LB High Yield Fund would have to replace the issue with a lower yielding security, resulting in a decreased yield for investors.

      Liquidity and Valuation: High yield, high risk securities at times tend to be more thinly traded and are less likely to have an estimated retail secondary market than investment grade securities. This may adversely impact the LB High Yield Fund's ability to dispose of particular issues and to accurately value securities in the LB High Yield Fund's portfolios. Also, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease market values and liquidity, especially on thinly traded issues.

      Taxation: High yield, high risk securities structured as zero coupon or payment-in-kind issues may require the LB High Yield Fund to report interest on such securities as income even though the LB High Yield Fund receives no cash interest on such securities until the maturity or payment date. The LB High Yield Fund may be required to sell other securities to generate cash to make any required dividend distribution.

LIMITING INVESTMENT RISK

      LB Research believes that the risks of investing in high yield, high risk securities can be reduced by the use of professional portfolio management techniques including:

      Credit Research: LB Research will perform it owns credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts and its own judgment. The adviser's credit analysis will consider such factors as the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, its anticipated cash flow, asset values, interest or dividend coverage and earnings.

      Diversification: The LB High Yield Fund invests in widely diversified portfolio of securities to minimize the impact of a loss in any single investment and to reduce portfolio risk. As of October 31, 1996, the LB High Yield Fund held securities of 126 corporate issuers, and the LB High Yield Fund's holdings had the following credit quality characteristics:

                                                              Percentage of
         Investment                                            Net Assets
         ----------                                           -------------
Short-term securities
     AAA equivalent........................................         5.7%
Government obligations.....................................          --
Corporate obligations
     AAA/Aaa...............................................          --
     AA/Aa.................................................          --
     A/A...................................................          --
     BBB/Baa...............................................         0.2%
     BB/Ba.................................................         5.7%
     B/B...................................................        46.9%
     CCC/Caa...............................................         8.6%
     CC/Ca.................................................         .01%
     D/D...................................................         .03%
     Not rated.............................................        16.1%
     Other Net Assets......................................        16.8%
                                                                  -----

Total......................................................       100.0%
                                                                  =====

      Economic and Market Analysis: LB Research will analyze current developments and trends in the economy and in the financial markets. The LB High Yield Fund may invest in higher quality securities in the event that investment in high yield, high risk securities is deemed to present unacceptable market or financial risk.


            BUYING SHARES OF THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

INITIAL PURCHASES


      The Funds are a family of mutual funds offering investment opportunities to members of Lutheran Brotherhood and to Lutheran institutions, Lutheran church organizations, trusts, and employee benefit plans. Lutheran Brotherhood membership is open to any person who is (1) baptized in the Christian faith or affiliated with a Lutheran church organization and (2) professes to be a Lutheran, or to any non-Lutheran who is a spouse, dependent child, or grandchild of a member or qualified proposed member.



      To make your first purchase of the Class A or Class B shares of the Funds:



      o   complete and sign an account application included in this booklet;




      o enclose a check made payable to the Lutheran Brotherhood Family of Funds

      o mail your application and check to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue S., Minneapolis, MN 55415.

SUBSEQUENT PURCHASES


      To purchase additional shares of any of The Lutheran Brotherhood Family of Funds, send a check payable to the Fund to the "LB Family of Funds" together with a completed To Invest By Mail form. You may also buy additional Fund shares through:


      o   your LB Securities representative;

      o the Systematic Investment Plan (SIP), under which you authorize automatic monthly payments to the Fund from your checking account;

      o   the automatic Payroll Deduction Plan;

      o   Invest-by-Phone; or

      o   Federal Reserve or bank wire.

INVEST-BY-PHONE


      The Fund's Invest-by-Phone service allows you to telephone LB Securities to request the purchase of Fund shares. You may elect this feature on your account application or you may complete an Account Features Request permitting LB Securities to accept your telephoned requests. When LB Securities receives your telephoned request, it will draw funds directly from your preauthorized bank account at a commercial or savings bank or credit union. The bank or credit union must be a member of the Automated Clearing House system. To use this service, you may call 800-328-4552 before 4:00 p.m. (Eastern time). Funds will be withdrawn from your bank or credit union account and shares will be purchased for you at the price next calculated by the Fund after receipt of funds from your bank. This service may also be used to redeem shares. See "Redeeming Shares."


FEDERAL RESERVE OR BANK WIRE

      You may purchase shares by Federal Reserve or bank wire directly to Norwest Bank Minnesota, N.A. This method will result in a more rapid investment in Fund shares. To wire Funds:


Notify LB Securities of a pending wire, call: (800) 328-4552


Wire to:   Norwest Bank of Minneapolis, NA
           Norwest Bank
           6th Street and Marquette Avenue
           Minneapolis, MN  55479

ABA Routing #:  091000019

Account #:      00-003-156

Account Name:   Lutheran Brotherhood Securities Corp.

Use text message to indicate:

Transfer for --shareholder name(s), fund number and account number, LB Representative name and number.

Your LB Securities representative can explain any of these investment plans.

MINIMUM INVESTMENTS REQUIRED


      Minimum investments required for purchases of Class A or Class B shares of each of The Lutheran Brotherhood Family of Funds are outlined below.




                                                  First          Additional
                                                 Purchase          Purchases
                                                ---------        -----------

Lutheran Brotherhood Opportunity Growth Fund     $  500(1)           $ 50
Lutheran Brotherhood Mid Cap Growth Fund         $  500(1)           $ 50
Lutheran Brotherhood World Growth Fund           $  500(1)           $ 50
Lutheran Brotherhood Fund                        $  500(1)           $ 50
Lutheran Brotherhood High Yield Fund             $  500(1)           $ 50
Lutheran Brotherhood Income Fund                 $  500(1)           $ 50
Lutheran Brotherhood Municipal Bond Fund         $  500(2)           $ 50
Lutheran Brotherhood Money Market Fund           $1,500(3)           $100

----------------------


(1 ) $50 initial purchase under Systematic Investment Plan, payroll deduction plans, and for tax-deferred retirement plans.


(2) $50 initial purchase under Systematic Investment Plan and payroll deduction plans.

(3) $100 initial purchase under Systematic Investment Plan and payroll deduction plans.

EXCHANGING SHARES BETWEEN FUNDS


      Shareholders of any of the Funds of The Lutheran Brotherhood Family of Funds may exchange their shares for available shares of the same class of any of the other Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to minimum investment requirements. Exchanges between classes of the same Fund are not permitted.



      If you exchange Class A shares of a Fund for which you have previously paid an initial sales charge for Class A shares of another Fund, you will not be charged an initial sales charge for the exchange. You may also exchange Class A shares of LB Money Market Fund that you previously acquired through an exchange for Class A shares of other Funds for which you paid an initial sales charge at relative net asset value. However, if you exchange Class A shares of the LB Money Market Fund that were not previously acquired through an exchange for Class A shares of any other Fund, you will be subject to the initial sales charge applicable to an initial investment in the Class A shares of such Fund.



      If you exchange Class B shares of one Fund for Class B shares of another Fund, you will not be charged any contingent deferred sales charge ("CDSC") that would otherwise be due at the time of the exchange. Instead, the period of time you held the Class B shares that are being exchanged will be combined with the period of time that you hold the acquired Class B shares for purposes of calculating any CDSC that may be payable when you subsequently redeem the acquired Class B shares. If you exchange Class B shares of a Fund for Class B shares of the LB Money Market Fund, the period of time you hold the Class B shares of LB Money Market Fund will not be counted for purposes of calculating any CDSC. If you subsequently exchange the LB Money Market Fund Class B shares into Class B shares of another Fund, you may include the period of time that you held Class B shares of a Fund prior to an exchange into Class B shares of LB Money Market Fund for purposes of calculating any CDSC.



      Each exchange constitutes a sale of shares requiring the calculation of a capital gain or loss for tax reporting purposes. To obtain an exchange form or to receive more information about making exchanges between Funds, contact your LB Securities representative. This exchange offer may be modified or terminated in the future. If the exchange offer is materially modified or terminated, you will receive at least 60 days prior notice.


TELEPHONE EXCHANGES


      You may make the type of exchanges between Funds described above by telephone unless otherwise indicated on the account application. You may make an unlimited number of telephone exchanges. Telephone exchanges must be for a minimum amount of $500. Telephone exchanges may be made into new or existing Fund or LB Money Market Fund accounts, and all accounts involved in telephone exchanges must have the same ownership registration. To request a telephone exchange, call toll-free (800) 328-4552.


      The Funds reserve the right to refuse a wire or telephone redemption or exchange if it is reasonably believed to be unauthorized. Procedures for redeeming or exchanging Fund shares by wire or telephone may be modified or terminated at any time by the Funds. When requesting a redemption or exchange by telephone, shareholders should have available the correct account registration and account number or tax identification number. All telephone redemptions and exchanges are recorded and written confirmations are subsequently mailed to an address of record. Neither the Funds nor LB Securities will be liable for following redemption or exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and LB Securities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or LB Securities may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures.

WHAT YOUR SHARES WILL COST

      The offering price of the Fund is the next determined net asset value (which will fluctuate) plus any applicable sales charge. See "Multiple Class System" below.


                         NET ASSET VALUE OF YOUR SHARES


      LB Money Market Fund seeks to maintain a stable $1.00 net asset value pursuant to procedures established by the Board of Trustees in connection with the amortized cost method of portfolio valuation. The net asset value for the other seven Funds varies with the value of their investments. Each Fund determines its net asset value for a particular class by adding the value of Fund assets attributable to such class, subtracting the Fund's liabilities attributable to such class, and dividing the result by the number of shares of that class outstanding.



      The Funds determine their net asset value on each day the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The calculation is made as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. Eastern time) after the Fund has declared any applicable dividends.

                              MULTIPLE CLASS SYSTEM
SUMMARY



      The Trust has adopted a system of multiple classes of shares for each of the Funds (the "Multiple Class System"). The Multiple Class System permits you to choose the class of shares that you believe to be the most advantageous for you, given the amount of your purchase, the length of time you anticipate holding the shares and other factors. You will be able to determine whether in your particular circumstances it is more advantageous to incur an initial sales charge through purchase of Class A shares and be subject to lower ongoing charges or to have your entire initial purchase price invested in Class B shares of the Fund with the investment being subject thereafter to higher ongoing Rule 12b-1 distribution fees for the first five years that such shares are held and a CDSC if the shares are redeemed within the first five years after purchase.

      The major differences between the two classes of shares offered by this prospectus are as follows:


                                                 Class A                                          Class B
---------------------------------------------------------------------------------------------------------------------------------
Sales Charges(a)                    Initial sales charge at time of investment      CDSC of 5% to 1% applies to any shares
                                    of up to 4.0% depending on amount of            redeemed within first five years following
                                    investment(b)                                   their purchase; no CDSC after five years
---------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Distribution Fee(C)      None                                            0.75% for first five years(d); Class B shares
                                                                                    convert automatically to Class A shares
                                                                                    after five years
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Servicing Fee           0.25% each year(d)                              0.25% each year(d)
---------------------------------------------------------------------------------------------------------------------------------


--------------

(a) Class A shares purchases of $500,000 or more are not subject to an initial sales charge.

(b) Class A shares of the LB Money Market Fund are not subject to such charges.


(c) Class B shares of the LB Money Market Fund are not subject to a Rule 12b-1 distribution fee.



(d)   As a percentage of average daily net assets.



      In deciding which class of shares to purchase, you should consider the amount of the investment, the length of time the investment is expected to be held, the initial sales charge or CDSC and the ongoing shareholder servicing fee and Rule 12b-1 distribution fee, among other factors.


      Class A shares are sold at net asset value plus an initial sales charge of up to 4.0% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested. Class B shareholders pay no initial sales charge. For Class B shareholders, therefore, the entire purchase amount is immediately invested in the applicable Fund, but a CDSC of up to 5.0% will apply to shares redeemed within five years of purchase.


      If you qualify for a reduced initial sales charge for the purchase of Class A shares, you might elect that option to take advantage of the lower ongoing fees that characterize Class A shares compared with Class B shares (because no Rule 12b-1 distribution fees are assessed for the Class A shares). All purchases of $100,000 or more must be made in Class A shares or if the purchaser is qualified, in Institutional Class shares.



      Class A and Class B shares are assessed an annual shareholder servicing fee of 0.25% of average daily net assets for as long as the shares are held. Class B shares (except for the Class B shares of the LB Money Market Fund) are also assessed an annual distribution fee of 0.75% of average daily net assets, but automatically convert into Class A shares at the end of five years following the date of purchase. See "Distribution and Shareholder Servicing Plans" below.

CLASS A SHARES


      Initial Sales Charges. Initial sales charges apply to purchases of Class A shares of each Fund except the LB Money Market Fund. These sales charges vary from 0% to 4% of the offering price, depending upon the amount purchased, including the value of existing investments. The larger your purchase, the smaller the sales charge. Offering prices in this table apply to purchases by an individual or by an individual together with spouse and children under the age of 21. The LB Money Market Fund has no initial sales charge.



                                                  SALES CHARGE         SALES CHARGE
                                                      AS A                 AS A
                                                 PERCENTAGE OF         PERCENTAGE OF
AMOUNT INVESTED                                  OFFERING PRICE       AMOUNT INVESTED
---------------                                  --------------       ---------------

$500,000 or more                                        0%                   0%
$250,000 and above but less than $500,000               1%                   1%
$100,000 and above but less than $250,000               2%                   2%
$50,000 and above but less than $100,000                3%                 3.1%
$25,000 and above but less than $50,000              3.75%                 3.9%
Less than $25,000                                       4%                 4.2%




      Reduction in Initial Sales Charges. Ways to reduce the initial sales charge assessed on the purchase of Class A shares include:



      Cumulative Discount: All current holdings of shares of LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, or LB Municipal Bond Fund, will be aggregated to permit you to enjoy any initial sales charge reduction allowed for larger sales of Class A shares. The Funds will combine purchases, including the value of existing investments, made by you, your spouse and your children under age 21, of both Class A and Class B shares when it calculates your initial sales charge. You must inform LB Securities that you qualify for this discount.



      Reinvestment of Dividends: Class A and Class B shares purchased by automatic reinvestment of dividends will not be subject to any sales charges.



      Thirteen-month Letter of Intent: If you intend to accumulate $25,000 or more, including the value of existing investments, in Class A or Class B shares of one or more of the Funds (except the LB Money Market Fund) within the next 13 months, you may sign a letter of intent and receive a reduced sales charge on purchases of any Class A shares.



      Reinvestment upon Redemption: If you redeem any or all of your Class A or Class B shares of LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, or LB Municipal Bond Fund shares or received cash dividends from one of the Funds, you may reinvest the amount in Class A shares of any of these seven Funds without paying a sales charge. You must make your reinvestment within 90 days after redeeming your Class A shares or Class B Shares.



      Funds from Lutheran Brotherhood and Other Life Insurance and Annuities: If Class A shares of any Fund are purchased with lump sum proceeds (does not apply to periodic payments) that are payable in the form of death benefits from any life insurance or annuity contract, insured endowment benefits, or matured annuity benefits issued by Lutheran Brotherhood, and are purchased within 90 days of the issuance of such benefits, the sales charge, if any, for such Class A shares will be reduced to one-half of the usual charge for such a purchase. If additional Class A shares are also purchased with benefits payable under similar contracts or policies of other insurance companies, and such benefits have become payable as a result of the same occurrence for which the Lutheran Brotherhood benefits became payable, the sales charge, if any, for such additional purchase will also be reduced to one-half of the usual charge for such a purchase. To qualify for the reduction in sales charge, either such purchase must be made within 90 days of the date that such benefits were issued.



      Purchases by Tax-exempt Organizations: Class A shares of any Fund are available at one-half of the regular sales charge, if any, if purchased by organizations qualifying for tax-exemption under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code. Section 501(c)(3) generally would include organizations such as community chests, churches, universities and colleges, libraries and other foundations or organizations operated exclusively for charitable purposes. Section 501(c)(13) would generally include companies such as cemetery companies and other companies owned and operated exclusively for the benefit of their members and also includes not-for-profit companies.



      Automatic Conversion of Class A Shares to Institutional Class Shares. Class A shares, including any shares representing reinvestments of dividends or capital gains distributions with respect to such shares, will automatically convert to Institutional Class shares if the shareholder becomes ineligible to hold Class A shares. Lutheran institutions and Lutheran church organizations with accounts of at least $100,000 are not eligible to hold Class A shares. Consequently, any such account in Class A shares would be subject to automatic conversion to Institutional Class shares. The Fund will provide such Class A shareholders with prior notice of any such automatic conversion. Any automatic conversion will take place on the basis of relative net asset values of the two classes.



      Institutional Class shares are offered to Lutheran institutions, Lutheran church organizations and certain other institutional investors as may be determined by the Trust from time to time, subject in each case to a minimum investment in each Fund of $100,000. There is no sales load imposed in connection with the purchase of Institutional Class shares and such shares are not subject to any Rule 12b-1 fee or shareholder servicing fee. Because the sales charges and expenses vary between the Class A shares, Class B shares and Institutional Class shares, performance will vary with respect to each class. A copy of the Institutional Class prospectus may be obtained by writing LB Securities or by calling toll free (800) 328-4552.



CLASS B SHARES

      Contingent Deferred Sales Charges. The public offering price of Class B shares is the net asset value per share of the Class B shares next determined after the purchase order and funds are received. No sales charge is imposed at the time of purchase. Therefore, the applicable Fund will receive the full amount of the investor's purchase payment. However, a CDSC may be imposed upon redemptions of Class B shares as described below. Investments in Class B shares of $100,000 or more per purchase will not be accepted. Because of the reduced sales charges available on such purchases, Class A shares (or Institutional Class shares if the investor is eligible) must be purchased instead. Class B shares of the LB Money Market Fund are offered solely in exchange for Class B shares of other Funds of The Lutheran Brotherhood Family of Funds.



      Class B shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) reinvestment of dividends or capital gains distributions, (2) capital appreciation of shares redeemed or (3) shares held more than five years. The amount of any applicable CDSC will be calculated by multiplying the net asset value of shares subject to the charge at the time of purchase or redemption, whichever is less, by the applicable percentage shown in the table below:

                                             Contingent Deferred Sales Charge as
                                              a Percentage of the Lower of Net
                                                 Asset Value at Purchase or
      Redemption During                                  Redemption
      -----------------                      -----------------------------------
      1st Year Since Purchase...........                     5%
      2nd Year Since Purchase...........                     4
      3rd Year Since Purchase...........                     3
      4th Year Since Purchase...........                     2
      5th Year Since Purchase...........                     1



      In determining the applicability and rate of any CDSC, it will be assumed that a redemption of Class B shares is made first of shares representing reinvestment of dividends and capital gains distributions and then of the remaining shares held by the shareholder for the longest period of time. These determinations will result in any CDSC being imposed at the lowest possible rate. The holding period for purposes of applying a CDSC on shares of a Fund acquired through an exchange from another Fund will include the holding period of the shares from which such shares were exchanged. However, if you exchange Class B shares of any other Fund for Class B shares of the LB Money Market Fund, the CDSC will stop declining during the period your investment is in the LB Money Market Fund Class B shares. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to LB Securities.

      Contingent Deferred Sales Charge Waivers


      The CDSC will be waived for a total or partial redemption made due to the death or disability (caused by injury or the sudden onset of a life threatening illness) of a sole individual shareholder (but not for shares held in joint accounts or "family," "living" or other trusts) and for excess contribution returns and redemptions from an IRA/TSCA when the shareholder is age 70 1/2 or older.


      Conversion of Class B Shares to Class A Shares


        Your Class B shares will automatically convert into Class A shares of the same Fund at the end of five years following the issuance of the Class B shares and consequently will no longer be subject to the higher expenses borne by Class B shares. In addition, all of the Class B shares of such Fund held by you at the end of such period that represent the reinvestment of dividends or capital gains distributions will also be automatically converted to Class A shares at such time. Holding periods of shares of a Fund that are exchanged for Class B shares of another Fund will be counted toward the five-year period. Holding periods of Class B shares of the LB Money Market Fund will not be counted toward the five-year period.





                  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


      The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the LB Money Market Fund. Under the provisions of the 12b-1 Plan, the Funds each pay LB Securities at an annual rate of .75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of the Class B shares of the Fund. Payments to LB Securities under the 12b-1 Plan are not directly tied to expenses and payments under the 12b-1 Plan may be more or less than actual expenses incurred by LB Securities. The excess of fees received over expenditures may constitute a "profit" to LB Securities.

      In addition, the Trust has adopted shareholder servicing plans for the Class A and Class B shares of each of the Funds (the "Shareholder Servicing Plans"). The Shareholder Servicing Plans permit the Funds to pay a shareholder servicing fee for shareholder support services to shareholders such as, among other things, assisting in designating and changing dividend options, account designations and addresses and answering inquiries regarding account status and history, the manner in which purchases and redemptions may be effected, assisting the LB Securities field force and other financial intermediaries in responding to shareholders, recruiting, training and assisting in qualifying the field force, providing the field force with educational material and technology equipment to assist shareholders, providing the field force with various benefits, and making available facilities to enable shareholders to obtain information concerning their investments. Pursuant to the Shareholder Servicing Plans, each Fund pays LB Securities a fee of .25% of the average daily net assets of the Class A and Class B shares. Collectively, the 12b-1 Plan and the Shareholder Servicing Plans are referred to as the Plans.

      A rule of the National Association of Securities Dealers, Inc. ("NASD") effectively limits the annual expenditures which any of the Funds may incur under the Plans to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholders services fees. The NASD Rule also effectively limits the aggregate amount which each of the Funds may pay for distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges received by LB Securities). This limitation does not apply to shareholder service fees.

                              RECEIVING YOUR ORDER

      Shares of the Funds are issued on days on which the New York Stock Exchange is open. The net asset value of the shares you are buying will be determined at the close of the regular trading session of the New York Stock Exchange after your order is received.

      Your order will be considered received when your check or other payment is received in good order by the home office of LB Securities. The Funds reserve the right to reject any purchase request.


                           CERTIFICATES AND STATEMENTS


      As transfer agent for the Funds, LB Securities will maintain a share account for you. Share certificates will not be issued. Systematic Investment Plan, Systematic Withdrawal Plan and Systematic Exchange Plan transactions, as well as dividend transactions (including dividends reinvested to other funds) will be confirmed on the quarterly consolidated statement. All other transactions will be reported as they occur.



                                REDEEMING SHARES


      One of the advantages of owning shares in The Lutheran Brotherhood Family of Funds is the rapid access you have to your investment. Once your request for redemption has been received at the home office of LB Securities, your shares will be redeemed at the next computed net asset value on any day on which the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission. That net asset value may be more or less than the net asset value at the time you bought the shares. Class B shares are subject to a CDSC if such shares are redeemed during the five years following purchase of such shares. See "Multiple Class System -- Class B Shares."


      You may redeem your shares at any time you choose. The redemption method you choose will determine exactly when you will receive your funds.

      All eight Lutheran Brotherhood funds allow you to redeem your shares:

      o   in writing;

      o   through Redeem-by-Phone; or

      o    through the Fund's systematic withdrawal plan.


      The LB Money Market Fund also allows you to redeem Class A shares by writing a check, or by using your VISA debit card.


WRITTEN REQUESTS

      To redeem all or some of your shares, send a written request to:

      Lutheran Brotherhood Securities Corp.
      625 Fourth Avenue South
      Minneapolis, Minnesota 55415

      Your Signature: Your signature on the redemption request must be guaranteed by:

      o    a trust company or commercial bank;

      o    a savings association;

      o    a credit union; or

      o a securities broker, dealer, exchange, association, or clearing agency.

      The Fund will not accept signatures that are notarized by a notary public.

      Receiving Your Check: Normally, each Fund will mail you a check within one business day after it receives a proper redemption request, but in no event more than three days, unless the Fund has not received payment for the shares to be redeemed. (See "Redemption before Purchase Instruments Clear.")

REDEEM BY PHONE

      If you have completed an Account Features Request, you may redeem shares with a net asset value of at least $1,000 and have them transmitted electronically to your commercial bank by the second business day after your redemption request. This feature is NOT available on IRA or other Tax Deferred Plans.

SYSTEMATIC WITHDRAWAL

      Shareholders owning or buying shares with a net asset value of at least $5,000 may order automatic monthly, quarterly, semiannual or annual redemptions in any amount. The proceeds will be sent to the shareholder or other designated payee, or may be deposited in the shareholder's commercial bank, savings bank or credit union.

      Income dividends and capital gains distributions will continue to be reinvested in additional Fund shares. Shares will be redeemed as necessary to make automatic payments to the shareholder.

      You may, at any time, elect to have Federal income taxes withheld from your IRA or TSCA distributions, or change the amount currently being withheld. To make the election, please complete and return a Redemption form, or the Systematic Withdrawal section or the IRA/TSCA Distributions section of the Account Features Application which includes the IRS required Substitute W4P.

      Shareholders who are making automatic withdrawals ordinarily should not purchase Fund shares, but rather should terminate withdrawals in order to avoid sales charges.

WRITING A CHECK

      Redeeming by check allows you to continue earning daily income dividends until your check clears. This service is offered for Class A shares of LB Money Market Fund only.


      Establishing check writing privilege: Upon opening your Class A share LB Money Market Account, State Street Bank will automatically establish an LB Money Market Fund checking account for you.


      Using your LB Money Market checking account: With a LB Money Market Fund checking account, you may redeem your shares simply by writing a check in any amount over $250. However, you may not write a check for the entire balance of your account. If you redeem shares by check before State Street Bank has collected your payment for shares purchased by check, State Street Bank will return your check marked "insufficient funds."


         The check may be cashed or deposited like any other check. When it is received by State Street Bank for payment, the bank will present the check to the Fund and redeem enough of your shares to cover the amount. The redemption will be made at the net asset value on the date that State Street Bank presents the check. Your canceled checks and a statement will be sent to you each month.


      When you open a LB Money Market Fund checking account, you will be subject to State Street Bank's checking account rules and regulations. State Street Bank and the LB Money Market Fund have the right to modify or terminate checking account privileges or to charge for establishing or maintaining a checking account. There are no current charges for establishing or maintaining a checking account.

VISA DEBIT CARDS


      At your request, and subject to approval State Street Bank will issue a VISA debit card to you. This service is offered for Class A shares of LB Money Market Fund only.



      With a VISA debit card, you authorize the redemption of your shares by using the card. The VISA debit card may be used to purchase merchandise or services from merchants honoring VISA or to obtain cash advances (which a bank may limit to $5,000 per account per day for merchandise and services, $600 per account for cash advances) from any bank honoring VISA.


      Redeeming your shares: a) Purchases. Purchase transactions are escrowed, or held against your current Money Market account balance. At month end the total escrowed purchases are redeemed from your Money Market account. b) Cash Advances. Enough shares will be redeemed from your LB Money Market Fund account on the date the cash advance advice reaches State Street Bank. You will continue to earn daily income dividends on Fund shares up to the date they are redeemed.


      Rules and fees: When you receive a LB Money Market Fund VISA debit card, you will be subject to State Street Bank's VISA account regulations. State Street Bank charges an annual VISA fee of $25 to cover its fees and administrative costs. State Street also charges a fee of $1.50 each time an Automated Teller Machine (ATM) is used. In addition to that fee, the bank that owns the ATM machine may also charge a fee for each transaction. Enough shares will be redeemed automatically from your account to pay the fee. Lost or stolen cards should be reported immediately to State Street Bank at toll-free (800) 543-6325.

      State Street Bank and the LB Money Market Fund have the right to modify or terminate the VISA debit card privilege or to impose additional charges for establishing or maintaining a VISA account upon 30 days prior written notice.

      Statements: In addition to the quarterly LB Money Market Fund account statement, you will receive a monthly statement from State Street Bank listing VISA transactions.

DIVIDENDS ON REDEMPTION

      If you redeem all your shares, the redemption proceeds will include all dividends to which you have become entitled since they were last paid.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

      If you redeem shares purchased by check before State Street Bank has collected your payment for such shares, State Street Bank reserves the right to hold payment on such redemption until it is reasonably satisfied that the investment has been collected (which could take up to 15 days from the purchase date).

UNDELIVERABLE MAIL

      If mail from LB Securities to a shareholder is returned as undeliverable on two or more consecutive occasions, LB Securities will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be held in escrow by LB Securities until LB Securities receives notification of the shareholder's correct mailing address or until it becomes escheatable under the applicable state law.

ACCOUNTS WITH LOW BALANCES


      Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account if the net asset value of shares in the account falls below a certain minimum. The required minimum net asset value for Class A and Class B share accounts is $500 for all Funds except LB Money Market Fund, which has a minimum net asset value for Class A and Class B share accounts of $1,000.


      Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 60 days to purchase additional shares. Shares will not be redeemed if the account's value drops below the minimum only because of market fluctuations.

BACKUP WITHHOLDING

      When you sign your account application you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failure to report income to the IRS. If you violate IRS regulations, the IRS can generally require the Funds to withhold 31% of your taxable distributions and redemptions.

FOR MORE INFORMATION


      For more information about the Fund or your shares, see your LB Securities representative or call toll-free: at (800) 328-4552.

                           DIVIDENDS AND CAPITAL GAINS


DIVIDENDS

      Each Fund declares and pays dividends from net income at regular intervals. LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund declare and pay dividends monthly. LB Fund declares and pays dividends quarterly. LB Opportunity Growth Fund, LB Mid Cap Growth Fund and LB World Growth Fund each declare and pay dividends annually in years that the relevant Fund has accumulated enough net income to require the payment of a dividend. LB Money Market Fund declares dividends daily and pays accumulated dividends monthly. Dividends are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

      Unless you ask to receive all or a portion of your dividends in cash, they will automatically be reinvested in shares of the Fund. You may also choose to have your dividends reinvested into an existing account in another Fund within The Lutheran Brotherhood Family of Funds. On the dividend payable date, your dividend will be invested in the designated Fund account at net asset value. In order to receive your dividends in cash, you must notify LB Securities in writing or indicate this choice in the appropriate place on your account application. Your request to receive all or a portion of your dividends and other distributions in cash must be received by LB Securities at least ten days before the record date of the dividend or other distribution.

STATEMENTS

      You will receive quarterly statements of dividends and capital gains paid the previous quarter.

CAPITAL GAINS

      The Funds distribute their realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.


                                      TAXES


      As with any investment, you should consider the tax implications of an investment in the Funds. The following discussion is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. In particular, the following discussion does not address the taxation of foreign shareholders in the Funds. You should consult with your tax advisor with specific reference to your own tax situation.


FUNDS' TAX STATUS

      The Funds expect to pay no federal income tax because they intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

SHAREHOLDERS' TAX POSITION


      Except for dividends you receive from LB Municipal Bond Fund, unless you are otherwise exempt, you will be required to pay federal income tax on any dividends and other distribution that you receive. This applies whether you receive dividends or distributions in cash or as additional shares. To the extent any of the Funds earn interest from U.S. Government obligations, a number of states may allow pass-through treatment and permit shareholders to exclude a portion of their dividends from state income tax. For corporate shareholders, dividends paid to shareholders may qualify for the 70% dividends received deduction to the extent the Fund earns dividend income from domestic corporations. The Funds will mail annually to each shareholder advice as to the tax status of each year's dividends and distributions.


      You will not be required to pay federal income tax on (i) the conversion of Class B shares to Class A shares at the end of the five-year period following issuance of the Class B shares or (ii) the automatic conversion of Class A shares to Institutional Class shares that occurs when the shareholder is no longer eligible to hold Class A shares.



      You will not be required to pay federal income tax on any LB Municipal Bond Fund dividends you receive which represent net interest received on tax-exempt municipal bonds. The portion of that Fund's distributions representing net interest income from taxable temporary investments, market discount on tax-exempt municipal bonds, and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. Most of that Fund's income is expected to be free of federal income tax. This applies whether you receive dividends in cash or as additional shares. The Fund's income, however, is not necessarily free from state income taxes. State laws differ on this issue and shareholders are advised to consult their own tax advisers. The Fund will provide to shareholders an annual breakdown of the percentage of its income from each state. Information on the tax status of dividends will be provided annually. You should also note that income that is not subject to federal income tax may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income tax. If the LB Municipal Bond Fund holds certain "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by that Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by that Fund in determining certain adjustments for the federal alternative minimum tax and the environmental tax.



      Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other income taxes. In the event that more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities in foreign corporations, a Fund may elect, for U.S. income tax purposes, to treat certain foreign taxes paid by it as paid by its shareholders. Should a Fund make that election, a pro rata portion of such foreign taxes paid by the Fund will constitute income to you (in addition to taxable dividends actually received by you), and you may be entitled to claim an offsetting tax credit or itemized deduction for that amount of foreign taxes.



      For federal income tax purposes, all dividends paid by the Fund that are derived from taxable net investment income and net short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Distributions paid by the Fund from net long-term capital gains (including such distributions paid by the LB Municipal Bond Fund), whether received in cash or reinvested in additional shares, are taxable as long-term capital gain. The capital gain holding period for this purpose is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%.



      The Taxpayer Relief Act of 1997 (the "Act") alters the taxation of net capital gain income. Under the Act, individuals, trusts and estates that hold capital investments for more than 18 months may be taxed at a maximum long-term capital gain rate of 20% on the sale or exchange of those investments. Individuals, trusts and estates that hold certain assets for more than 12 months but not more than 18 months may be taxed at a maximum mid-term capital gain rate of 28% on the sale or exchange of those investments. Net short-term capital gains remain taxable as ordinary income. The Act allows the Internal Revenue Service to prescribe regulations on how the Act's new capital gain rates will apply to sales of capital assets by "pass-thru entities," which include regulated investment companies such as the Funds. To date regulations have not yet been prescribed, and it remains unclear how the Act's new rates will apply to capital gain dividends or undistributed capital gains, including for example the extent, if any, to which capital gain dividends or undistributed capital gains from the Funds will be taxed to individuals at the new rates for mid-term capital gains rather than the long-term capital gain rates. Investors are urged to consult their own tax advisors with respect to the new rules contained in the Act.

                               OPTIMUM ACCOUNT(R)

      LB Securities offers Optimum Account to all LB Money Market Fund Class A shareholders. The features of Optimum Account include the following:

      o VISA Debit Card Privilege. You can use the VISA card to purchase merchandise or obtain cash advances. Purchase transactions are escrowed, or held against your current Money Market Account balance. At month end the total escrowed purchases are redeemed from your money market account. Although the escrowed shares are not available for use, they do continue to earn interest. All cash advances are redeemed from your account immediately.

      o Checkwriting Privileges. You can write as many checks as you want with no minimum and at no charge per check. Checks will be returned to you for recordkeeping. State Street Bank will redeem enough shares from your LB Money Market Fund account to cover the checks you write on the date the check reaches the Bank.

      o Tax-free Money Market Fund. You have access to Tax-Free Instruments Trust, a money market fund with dividends exempt from federal income tax.

      o Discount Brokerage. You can use Optimum Account Discount Brokerage Services for direct purchases of general securities.

      o Automatic Settlement. Purchase and sale transactions for general securities placed through Optimum Account Discount Brokerage Services will clear automatically through your LB Money Market Fund account.

      o Automatic Purchases and Redemptions. You may arrange to have your Social Security or payroll check automatically invested in your LB Money Market Fund account. You can also arrange to have Class A shares of LB Money Market Fund redeemed to pay Lutheran Brotherhood insurance premiums.


      o Toll-free Telephone Exchange. You can call toll-free to effect exchanges among accounts with the same class of shares in The Lutheran Brotherhood Family of Funds and Tax-Free Instruments Trust. You may also transfer money from your local bank account to any mutual fund in The Lutheran Brotherhood Family of Funds.



      o Monthly Consolidated Statement. In lieu of an immediate confirmation of LB Money Market Fund financial transactions, you will receive your monthly Optimum Account statement. The monthly statement will report all activity in your accounts held in The Lutheran Brotherhood Family of Funds, Tax-Free Instruments Trust, Optimum Account Discount Brokerage Account, and VISA Debit cards.

      o Toll-free Customer Service. You can initiate the transactions described above and receive up-to-the-minute information on your account by calling the Optimum Account Customer Service Representatives toll-free (800) 421-3997.

      o Newsletter. Money management tips and information about Optimum Account will be sent to you on a regular basis through the quarterly newsletter offered to Optimum Account holders.

      In the future, LB Securities may offer additional features to shareholders in Optimum Account. In addition, LB Securities may, from time to time, offer certain items of nominal value to any shareholder or investor deciding to participate in Optimum Account.

      There is a one-time new account fee of $25 for the Optimum Account package. This fee is waived for LB Money Market Fund Class A shareholders who already have the LB Money Market Fund VISA debit card when they add the features of Optimum Account. A monthly administrative fee of $5.00 is charged. These fees will be automatically redeemed from your LB Money Market Fund account each month.


                        IRAS AND OTHER TAX-DEFERRED PLANS

      Shares of the Fund may be selected as investments for Individual Retirement Accounts, the qualified Lutheran Brotherhood prototype plans for the self-employed, qualified pension and profit-sharing plans and tax-sheltered custodial accounts (403(b) plans). There are additional fees and procedural requirements for such plans. See your LB Securities registered representative for more details.


                                FUND PERFORMANCE


      From time to time, quotations of the Funds' performance in terms of yield or total return may be included in advertisements, sales literature, or shareholder reports. Total return and yield information for the Funds are computed separately for each class of shares of the Funds. Any variations in shareholder servicing fees, Rule 12b-1 fees or sales charges among the classes offered now or in the future by the Funds will have an impact on such performance data. Shares of the Funds had no class designations until October 31, 1997 when designations were assigned based upon the sales charges, Rule 12b-1 fees and shareholder servicing fees. Performance data for periods prior to that date do not reflect Rule 12b-1 fees for the Class B shares and shareholder servicing fees for the Class A and B shares, which will adversely affect performance after that date. However, historical performance has been restated to reflect the revised initial sales charge schedule for the Class A shares and the CDSC for the Class B shares that are effective October 31, 1997. All performance data for periods after October 31, 1997 will reflect Rule 12b-1 fees, shareholder servicing fees, and such sales charges. All performance figures are based on historical results and are not intended to indicate future performance. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.


      "Total returns" are based on the change in value of an investment in a Fund for a specified period. "Average annual total return" is the average annual compounded rate of return of an investment in a Fund at the maximum public offering price, if applicable, assuming the investment has been held for one year, five years and ten years as of a stated ending date. (If the Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.) Average annual return quotations assume a constant rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods. "Cumulative total return" represents the cumulative change in value of an investment in a Fund over a stated period. Average annual total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account. These calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

      The yield of the LB High Yield Fund, LB Income Fund, LB Municipal Bond Fund and LB Money Market Fund refers to the income generated by an investment in the Fund. A Fund's yield is computed by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result. The yield of the LB Money Market Fund refers to the income generated by an investment in that Fund over a specified seven-day period. The LB Municipal Bond Fund's tax-equivalent yield is a hypothetical current yield that the Fund's actual current yield is comparable to when the shareholder is assumed to pay federal income tax on the entire hypothetical yield at a specific tax rate. Yields for a Fund are expressed as annualized percentages. The "effective yield" of the LB Money Market Fund is expressed similarly but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested and will reflect the effects of compounding.


      The average annual total return and yield results take initial sales charges (for the Class A shares) and the CDSC (for the Class B shares) into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees. Where sale charges are not applicable and therefore not taken into account in the calculation of average annual total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses will also increase performance results.


      The Funds' performance reported from time to time in advertisements and sales literature may be compared to generally accepted indices or analyses such as those provided by Lipper Analytical Service, Inc., Standard & Poor's and Dow Jones. Performance ratings reported periodically in financial publications such as "Money Magazine", "Forbes", "Business Week", "Fortune", "Financial Planning" and the "Wall Street" Journal will be used.


                           THE FUNDS AND THEIR SHARES


      All the Funds in The Lutheran Brotherhood Family of Funds, except the LB World Growth Fund and LB Mid Cap Growth Fund, were organized in 1993 as series of The Lutheran Brotherhood Family of Funds, a Delaware business trust. Each of those Funds is the successor to a fund of the same name that previously operated as a separate corporation or trust pursuant to a reorganization that was effective as of November 1, 1993. The LB World Growth Fund and LB Mid Cap Growth Fund began operating as a series of the LB Family of Funds on September 5, 1995 and May 30, 1997, respectively. The fiscal year end of the Trust and each Fund is October 31. Prior to October 31, 1997, the shares of the Funds had no specific class designations. As of that date, Class A, Class B and Institutional Class shares were authorized by the Board of Trustees of the Trust. The Trust has reserved the right to create other classes of shares in the future.


      The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


      Shares of a Fund when issued are fully paid and nonassessable by the Trust. Shares of a Fund represent an identical interest in the same portfolio of investments of the Fund and have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the sales charge applicable to each class; (c) the Rule 12b-1 distribution fees and shareholder servicing fees borne by each class; (d) the expenses allocable exclusively to each class, if any; and (e) voting rights on matters exclusively affecting a single class.

The differences in Rule 12b-1 fees and shareholder servicing fees borne by each class will result in different net asset values (except for LB Money Market
Fund) and dividends for the Class A and B shares. The Board of Trustees authorized the creation of such shares by adopting a Multiple Class Plan pursuant to Rule 18f-3 of the 1940 Act. Rule 18f-3 and the Trust's Master Trust Agreement require shareholders of specific classes of shares to vote on certain matters on a class-by-class basis.


      Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. The Trustees may fill vacancies on the Board or appoint new Trustees provided that immediately after such action at least two-thirds of the Trustees have been elected by shareholders. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares or by three-fourths of the Trustees; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, the relevant Fund or Funds will assist shareholders in shareholder communications.


                                 FUND MANAGEMENT

BOARD OF TRUSTEES

      The Board of Trustees of the Trust is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders.

INVESTMENT ADVISER

      Investment decisions for each of the Funds, except the LB World Growth Fund, are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides investment research and supervision of the Funds' investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of the Funds' assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc.

      Michael A. Binger, Assistant Vice President of LB Research, has been the portfolio manager of LB Opportunity Growth Fund since October 31, 1994.
Mr. Binger has been with LB Research since 1987.

      James M. Walline, Vice President of LB Research and Vice President of the Funds has been the portfolio manager of LB Fund since October 31, 1994.
Mr. Walline has been with LB Research since 1969.

      Brian Thorkelson, Assistant Vice President of LB Research, serves as the portfolio manager of LB Mid Cap Growth Fund. Mr. Thorkelson has been with LB Research since 1989, previously serving as a securities analyst for LB Research and Lutheran Brotherhood.

      Thomas N. Haag, Assistant Vice President of LB Research, has been the portfolio manager of LB High Yield Fund since 1992. Mr. Haag has been with LB Research since 1986.

      Charles E. Heeren, Vice President of LB Research has been the portfolio manager of LB Income Fund since 1987. Mr. Heeren has been with LB Research since 1976.

      Janet I. Grangaard, Assistant Vice President of LB Research, has been portfolio manager of LB Municipal Bond Fund since January 1, 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Grangaard has been with LB Research since 1988.

      Gail R. Onan, Assistant Vice President of LB Research, has been the portfolio manager of LB Money Market Fund since January 1, 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Onan has been with LB Research since 1986.

      LB Research has engaged Rowe Price-Fleming International, Inc. ("Price-Fleming") as investment sub-advisor for Lutheran Brotherhood World Growth Fund. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $22.2 billion under management as of December 31, 1995 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program. The members of the advisory group are listed below.

      Martin G. Wade, Christopher Alderson, Peter Askew, David Boardman, Richard J. Bruce, Mark T.J. Edwards, John R. Forde, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren.

      Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States.

      Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multicurrency fixed income portfolios. Christopher Alderson joined Price-Fleming in 1988, and has nine years of experience with the Fleming Group in research and portfolio management, including an assignment in Hong Kong. David Boardman joined Price-Fleming in 1988 and has 21 years experience in managing multicurrency fixed income portfolios. Richard J. Bruce joined Price-Fleming in 1991 and has seven years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis, including three years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management, including assignments in the Far East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 16 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has seven years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.

      LB Research and Price-Fleming personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


LB Research receives an annual investment advisory fee from each Fund. The advisory contract between LB Research and the Trust provides for the following advisory fees: LB Opportunity Growth Fund pays an advisory fee equal to .75% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60% of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion, and .50% of average daily net assets over $1 billion. LB Mid Cap Growth Fund pays an advisory fee equal to .70% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60 % of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion and .50% of average daily net assets over $1 billion. LB World Growth Fund pays and advisory fee equal to 1.25% of average daily net assets up to $20 million, 1.10% of average daily net assets over $20 million but not over $50 million, and 1.00% of average daily net assets over $50 million. LB Fund pays an advisory fee equal to .65% of average daily net assets of $500 million or less, .60% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB High Yield Fund pays an advisory fee equal to .65% of average daily net assets of $500 million or less, .60% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily assets over $1 billion. LB Income Fund pays an advisory fee equal to .60% of average daily net assets of $500 million or less, .575% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB Municipal Bond Fund pays an advisory fee equal to
 .575% of average daily net assets of $500 million or less, .5625% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB Money Market Fund pays an advisory fee equal to .50% of average daily net assets of $500 million or less, .475% of average daily net assets on the next $500 million of average daily net assets,
 .45% of average daily net assets on the next $500 million of average daily net assets, .425% of average daily net assets on the next $500 million of average daily net assets, and .40% of average daily net assets over $2 billion.



      Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee for each of the Funds equal to .25% of the average daily net assets of the Fund. This .25% waiver applies to the contractual rates of compensation in the previous paragraph at each level of average daily net assets.


      During the most recent fiscal year of each Fund, LB Research received fees amounting to the following percentages of each Fund's average daily net assets:

           LB Opportunity Growth Fund               0.69%
           LB World Growth Fund*                    0.90%
           LB Fund                                  0.64%
           LB High Yield Fund                       0.64%
           LB Income Fund                           0.59%
           LB Municipal Bond Fund                   0.57%
           LB Money Market Fund**                   0.44%


------------

*    After giving effect to a fee waiver of 0.18%.
**   After giving effect to a fee waiver of 0.06%.


      LB Research pays the Sub-advisor for the LB World Growth Fund an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of that Fund's average daily net assets. The percentage decreases as the Fund's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Fund, the assets of the Fund are combined with the assets of the LB Series Fund, Inc. World Growth Portfolio, another fund with investment objectives and policies that are similar to the LB World Growth Fund and for which the Sub-advisor also provides sub-advisory services. The sub-advisory fee LB Research pays the Sub-advisor is equal to the LB World Growth Fund's pro rata share of the combined assets of the Fund and the LB Series Fund, Inc. World Growth Portfolio and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the LB World Growth Fund and the LB Series Fund, Inc. World Growth Portfolio exceed $200 million, the sub-advisory fee for the LB World Growth Fund is equal to .50% of all of the Fund's average daily net assets. At September 30, 1997 the combined assets of LB World Growth Fund and World Growth Portfolio totaled $369.4 million.



      LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares and Class B shares to an annual rate of 1.95% and 2.70%, respectively, of the average daily net assets of the Fund. LB Research has further undertaken, until October 31, 1998, and thereafter until further notice to

LB World Growth Fund, to waive its advisory fee in order to limit the Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 1.95% and 2.70%, respectively, of the average net assets of the relevant class. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A and Class B shares to 0.95% of the average net assets of each class.


      Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.


                               FUND ADMINISTRATION

ADMINISTRATIVE SERVICES

      LB Securities, the Funds' distributor, provides administrative personnel and services necessary to operate the Funds on a daily basis at for a fee equal to 0.02% of each Fund's daily net assets.

      During the fiscal year ended October 31, 1996, the Funds paid the following amounts to LB Securities for administrative services:


            LB Opportunity Growth Fund            $51,379
            LB World Growth Fund                  $ 8,217
            LB Fund                              $163,270
            LB High Yield Fund                   $148,767
            LB Income Fund                       $207,659
            LB Municipal Bond Fund               $142,190
            LB Money Market Fund                 $ 87,973


CUSTODIAN

      State Street Bank and Trust Company ("State Street Bank") is custodian of the Funds' cash and securities.

TRANSFER AGENT

      LB Securities serves as transfer agent for the Funds, with the assistance of Norwest Bank Minnesota, N.A., respecting cash transactions.

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP is the independent accountants for the Funds.


                           DESCRIPTION OF DEBT RATINGS

      Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      o   Leading market positions in well-established industries.

      o   High rates of return of funds employed.

      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:

BONDS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

         The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC       The rating CC typically is currently highly vulnerable to nonpayment.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

      Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

      Commercial Paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                                  HOW TO INVEST

      o   Complete and sign the General Application


      o Enclose a check made payable to The Lutheran Brotherhood Family of Funds


      o   Mail your application and check to:

               Lutheran Brotherhood Securities Corp.
               625 Fourth Avenue South
               Minneapolis, Minnesota 55415


                                    ADDRESSES

Lutheran Brotherhood
Lutheran Brotherhood Research Corp.
Lutheran Brotherhood Securities Corp.
The Lutheran Brotherhood Family of Funds
625 Fourth Avenue South
Minneapolis, Minnesota 55415

State Street Bank and Trust Company
P.O.  Box 1591
Boston, Massachusetts 02104

Norwest Bank Minnesota, N.A.
Sixth & Marquette Avenue
Minneapolis, Minnesota 55402

Price Waterhouse LLP
3100 Multifoods Tower
33 South Sixth Street
Minneapolis, Minnesota 55402

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                            LUTHERAN BROTHERHOOD FUND
                      LUTHERAN BROTHERHOOD HIGH YIELD FUND
                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND




                                    NO LOAD
                           INSTITUTIONAL CLASS SHARES



PROSPECTUS                                                      October 31, 1997



        LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND ("LB Opportunity Growth Fund") seeks long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks. See page P-.



        LUTHERAN BROTHERHOOD MID CAP GROWTH FUND ("LB Mid Cap Growth Fund") seeks to achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. See page P-.



        LUTHERAN BROTHERHOOD WORLD GROWTH FUND ("LB World Growth Fund") seeks high total return from long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies. See page P-.


        LUTHERAN BROTHERHOOD FUND ("LB Fund") seeks growth of capital and income by investing in a professionally managed diversified portfolio of common stocks and other securities issued by leading companies. See page P-18.


        LUTHERAN BROTHERHOOD HIGH YIELD FUND ("LB High Yield Fund") seeks high current income by investing primarily in a professionally managed diversified portfolio of high yield, high risk securities. The Fund will also consider growth of capital as a secondary investment objective. See page P-.



        LUTHERAN BROTHERHOOD INCOME FUND ("LB Income Fund") seeks high current income while preserving principal, with possible long term growth of capital, by investing primarily in a professionally managed diversified portfolio of debt securities and dividend paying common and preferred stocks. See page P-.



        LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND ("LB Municipal Bond Fund") seeks to provide high current income exempt from federal income tax by investing primarily in a professionally managed diversified portfolio of municipal bonds. See page P-.



        LUTHERAN BROTHERHOOD MONEY MARKET FUND ("LB Money Market Fund") seeks to provide current income consistent with stability of principal. See page P-.



        Lutheran Brotherhood Research Corp. ("LB Research"), an indirect wholly-owned subsidiary of Lutheran Brotherhood, serves as investment adviser for the Funds listed above (each, a "Fund"). Lutheran

Brotherhood and LB Research personnel have developed skills in the investment advisory business over the past 26 years, and Lutheran Brotherhood personnel have extensive skill in managing assets, with over $11.7 billion in assets under management as of September 30, 1996, including over $7.4 billion in mutual fund assets. Lutheran Brotherhood Securities Corp. ("LB Securities") serves as distributor for The Lutheran Brotherhood Family of Funds. LB Research currently engages Rowe Price-Fleming International, Inc. ("Price-Fleming" or "Sub-advisor") as investment sub-advisor for LB World Growth Fund.



        Each Fund is a diversified series of The Lutheran Brotherhood Family of Funds (the "Trust"), an open-end management investment company.



        Each Fund offers three classes of shares: Class A shares, Class B shares and Institutional Class shares. The shares offered by this Prospectus are the Institutional Class shares which are offered only to Lutheran institutions, Lutheran church organizations and to certain other institutional investors as may be determined by the Trust from time to time, subject in each case to a minimum investment of $100,000. As of October 31, 1997, all of the then outstanding shares of each Fund were redesignated as Class A shares and, immediately thereafter, shares held by Lutheran institutions and church organizations with accounts of at least $100,000 were automatically converted to Institutional Class shares. The Class A and B shares of the Funds are offered through a separate prospectus. A copy of the prospectus for the Class A and Class B shares may be obtained by writing LB Securities or by calling toll free
(800) 328-4552.


        This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated October 31, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It is available, at no charge, upon request by writing LB Securities or by calling toll free (800) 328-4552. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference herein and other information regarding the Funds.





        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        AN INVESTMENT IN LB MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----

Summary of Fund Expenses....................................................P-4

Financial Highlights........................................................P-8

Investment Objectives and Policies..........................................P-17

Investment Limitations......................................................P-31

Investment Risks............................................................P-32

Buying Shares of The Lutheran Brotherhood Family of Fund....................P-36

Net Asset Value of Your Shares..............................................P-39

Multiple Class System.......................................................P-39

Receiving Your Order........................................................P-39

Certificates and Statements.................................................P-40

Redeeming Shares............................................................P-40

Dividends and Capital Gains.................................................P-42

Taxes.......................................................................P-42

Fund Performance............................................................P-44

The Funds and Their Shares..................................................P-45

Fund Management.............................................................P-46

Fund Administration.........................................................P-49

Description of Debt Ratings.................................................P-50

How to Invest...............................................................P-53

Addresses...................................................................P-53

                            SUMMARY OF FUND EXPENSES
                              INSTITUTIONAL CLASS

                                                    LB OPPORTUNITY GROWTH FUND
                                                      LB MID CAP GROWTH FUND
                                                       LB WORLD GROWTH FUND
                                                              LB FUND
                                                        LB HIGH YIELD FUND
                                                          LB INCOME FUND                     LB
                                                      LB MUNICIPAL BOND FUND        MONEY MARKET FUND (3)

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  ("as a percentage of offering price)                          None                         None
Maximum Sales Charge Imposed on Reinvested
   Dividends ("as a percentage of offering price)               None                         None
Maximum Deferred Sales Charge
  ("as a percentage of net asset value at time of
  purchase or redemption, whichever is lower                    None                         None
Redemption Fees ("as a percentage
  of amount redeemed, if applicable)                            None                         None
Exchange Fees                                                   None                         None

---------------------

                         ANNUAL FUND OPERATING EXPENSES



LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver) (1)                           0.44%

  12b-1 Fees                                                       -
   Other Expenses                                               0.59%
                                                                -----
  Total Fund Operating Expenses ("after waiver) (1)                    1.03%
                                                                       ====

---------------------

LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of estimated average net assets)
  Management Fees ("after waiver) (2)                             0.00%

  12b-1 Fees                                                         -
   Other Expenses("after waiver)                                  1.70%
                                                                  ----

  Total Fund Operating Expenses (after waiver)                          1.70%
                                                                        ====
---------------------



LUTHERAN BROTHERHOOD WORLD GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver) (3)                             .65%

  12b-1 Fees                                                        -
   Other Expenses                                                1.05%
                                                                 ----
  Total Fund Operating Expenses ("after waiver) (3)                     1.70%
                                                                        ====
---------------------




LUTHERAN BROTHERHOOD FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver) (4)                              .39%

  12b-1 Fees                                                         -
   Other Expenses)                                                 .33%
                                                                  ----
  Total Fund Operating Expenses ("after waiver) (4)                     .72%
                                                                        ===
---------------------




LUTHERAN BROTHERHOOD HIGH YIELD FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver) (5)                             .39%

  12b-1 Fees                                                        -
  Other Expenses                                                  .27%
                                                                 ----
  Total Fund Operating Expenses ("after waiver) (5)                     .66%
                                                                        ===
---------------------

LUTHERAN BROTHERHOOD INCOME FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver) (6)                             .34%

  12b-1 Fees                                                        -
   Other Expenses                                                 .24%
                                                                 ----
  Total Fund Operating Expenses ("after waiver) (6)                     .58%
                                                                        ===
---------------------



LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver) (7)                             .32%

  12b-1 Fees
  Other Expenses                                                  .17%
                                                                 ----
  Total Fund Operating Expenses ("after waiver) (7)                     .49%
                                                                        ===
--------------------



LUTHERAN BROTHERHOOD MONEY MARKET FUND

ANNUAL FUND OPERATING EXPENSES
("as a percentage of average net assets)
  Management Fees ("after waiver)(8)                              .13%

  12b-1 Fees                                                        -
  Other Expenses                                                  .57%
                                                                 ----
  Total Fund Operating Expenses ("after waiver)(8)                      .70%
                                                                        ===
---------------------


(1) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Opportunity Growth Fund. Without the waiver, Management Fees and Total Operating Expenses would be 0.69% and 1.28% respectively.


(2) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Mid Cap Growth Fund. LB Research has further undertaken, until October 31, 1998, and thereafter until further notice to the LB Mid Cap Growth Fund, to waive its advisory fee and, if necessary, to bear certain expenses associated with operating LB Mid Cap Growth Fund in order to limit the Fund's total operating expenses for the Institutional Class shares to an annual rate of 1.70% of average net assets of the Institutional Class. Management Fees, Other Expenses, and Total Fund Operating Expenses for LB Mid Cap Growth Fund would be 0.70%, 2.54%, and 3.24%, respectively, of estimated average net assets of the Fund for the Institutional Class without such waivers.


(3) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB World Growth Fund. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB World Growth Fund, to limit the Fund's total operating expenses for the Institutional Class to an annual rate of 1.70%, of the average net assets of the Institutional Class by means of a voluntary waiver of its advisory fee. Management Fees and Total Fund Operating Expenses for LB World Growth Fund would be 1.08% and 2.13%, respectively, of the average net assets of the Fund without such waivers.


(4) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.64% and 0.97%, respectively. See "Fund Management".

(5) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB High Yield Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.64% and 0.91%, respectively. See "Fund Management".



(6) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Income Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.59% and 0.83%, respectively. See "Fund Management".



(7) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Municipal Bond Fund. Without the waiver, Management Fees and Total Operating Expenses would have been 0.57% and 0.74%, respectively. See "Fund Management".



(8) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee equal to .25% of the average daily net assets of LB Money Market Fund. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to the Fund, to limit the LB Money Market Fund's total operating expenses for the Institutional Class shares to 0.70%, of the average net assets of the class by means of a voluntary waiver of its advisory fee. Management Fees and Total Fund Operating Expenses would be 0.50% and 1.07%, of average net assets, respectively without such waivers.



EXAMPLE:


YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AND ASSUMING (1) 5% ANNUAL RETURN AND (2) REDEMPTION AT THE END OF EACH TIME PERIOD:



                                1 YEAR       3 YEARS     5 YEARS     10 YEARS
                                ------       -------     -------     --------
LB Opportunity Growth Fund       $11           $33          $57         $126
LB Mid Cap Growth Fund           $17           $54
LB World Growth Fund             $17           $54          $92         $201
LB Fund                           $7           $23          $40          $89
LB High Yield Fund                $7           $21          $37          $82
LB Income Fund                    $6           $19          $32          $73
LB Municipal Bond Fund            $5           $16          $27          $62
LB Money Market Fund              $8           $24          $42          $94



YOU WOULD PAY THE FOLLOWING EXPENSES ON THE SAME INVESTMENT, ASSUMING NO
REDEMPTION:



                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                 ------      -------     -------     --------
LB Opportunity Growth Fund        $11          $33          $57         $126
LB Mid Cap Growth Fund            $17          $54
LB World Growth Fund              $17          $54          $92         $201
LB Fund                            $7          $23          $40          $89
LB Mid Cap Growth Fund
LB High Yield Fund                 $7          $21          $37          $82
LB Income Fund                     $6          $19          $32          $73
LB Municipal Bond Fund             $5          $16          $27          $62
LB Money Market Fund               $8          $24          $42          $94



         THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE RETURN OR EXPENSES. ACTUAL RETURN OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.


         The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. Actual expense levels for the current and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders. For more complete information and descriptions of various costs and expenses, see "Multiple Class System" and "Fund Administration".

                              FINANCIAL HIGHLIGHTS


         The tables below for each of the Funds except LB Mid Cap Growth Fund, to the extent and for the periods indicated in its report (except for the period ended April 30, 1997), have been examined by Price Waterhouse LLP, independent accountants, whose reports are included in the Annual Reports to Shareholders for the fiscal year ended October 31, 1996. The tables should be read in conjunction with the financial statements and notes thereto that appear in such reports, which are incorporated by reference into the Statement of Additional Information. The table below for LB Mid Cap Growth Fund is unaudited and should be read in conjunction with the unaudited financial statements of such Fund and notes thereto included in the Statement of Additional Information. Shares of the Fund had no class designations until October 31, 1997, when designations were assigned based on the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold thereafter. The financial data below only covers periods prior to the adoption of class designations.

                           LB OPPORTUNITY GROWTH FUND


                                 CLASS A SHARES



                                               Six Months                                                     For the Period
                                                   Ended                                                      January 8, 1993
                                               April 30, 1997   Year Ended   Year Ended    Year Ended      (effective date) to
(For a share outstanding throughout             (unaudited)      10/31/96     10/31/95      10/31/94         October 31, 1993
the period)(a)                                ---------------   ----------   ----------    ----------       ------------------

Net Asset Value, Beginning of Period .....     $ 13.62          $ 13.83       $10.76         $10.66              $ 8.43
                                               -------          -------       ------         ------              ------

Investment Operations:
   Net Investment Income .................       (0.05)           (0.11)       (0.09)         (0.06)              (0.07)
   Net Realized and Unrealized Gain (Loss)
     on Investment .......................       (2.66)            2.63         3.16           0.16                2.30
                                               -------          -------       ------         ------              ------

Total from Investment Operations .........       (2.71)            2.52         3.07           0.10                2.23
                                               -------          -------       ------         ------              ------

Less Distributions:
   Distributions from Net Realized Gain
     on Investments ......................       (1.49)           (2.73)          --             --                  --
                                               -------          -------       ------         ------              ------

Net Asset Value, End of Period ...........     $  9.42          $ 13.62       $13.83         $10.76              $10.66
                                               =======          =======       ======         ======              ======

Total Investment Return at Net Asset
 Value(%)(b)                                    -21.91%           21.27%       28.53%          0.94%              26.45%
Net Assets, End of Period (in millions)         $224.0           $265.8       $165.7         $ 99.6              $ 40.8

Ratio of Expenses to Average Net Assets (%)       1.32%(c)         1.28%        1.43%          1.66%               2.33%(c)
Ratio of Net Investment Income to Average
   Net Assets (%).........................       -0.84%(c)        -0.92%       -0.88%         -0.83%              -1.76%(c)
Portfolio Turnover (%)....................          43%             176%         213%            64%                 97%
Average commission rate(d)................     $0.0487          $0.0488          N/A            N/A                 N/A

---------------------

(a)   All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)   Computed on an annualized basis.
(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

                             LB Mid Cap Growth Fund
                                 CLASS A SHARES

                                                              Four Months Ended
                                                              September 30, 1997
                                                                  (unaudited)
                                                              ------------------
(For a share outstanding throughout the period) (a)

Net Asset Value, Beginning of Period ......................       $   9.25
                                                                  --------

Investment Operations:
Net Investment Loss .......................................          (0.01)
Net Realized and Unrealized Gain
  (Loss) on Investments ...................................           1.44
                                                                  --------

Total from Investment Operations ..........................           1.43
                                                                  --------

Net Asset Value, End of Period ............................       $  10.68
                                                                  ========

Total Investment Return at
 Net Asset Value (b) ......................................          15.46%

Net Assets, End of Period ($ in millions) .................       $   12.1

Ratio of Expenses to Average
 Net Assets ...............................................           1.95%(c)

Ratio of Net Investment Loss to
 Average Net Assets .......................................           0.84%(c)

Portfolio Turnover Rate ...................................             54%

Average commission rate (d) ...............................       $ 0.0582

----------

(a)      All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(c)      Computed on an annualized basis.

(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

                              LB WORLD GROWTH FUND


                                 CLASS A SHARES



                                                          Six Months                             For the Period From
                                                             Ended                                September 5, 1995
                                                         April 30, 1997         Year Ended       (effective date) to
(For a share outstanding throughout the period)(a)         (unaudited)       October 31, 1996     October 31, 1995
                                                         --------------      ----------------    -------------------

Net Asset Value, Beginning of Period..................       $  9.48               $  8.44               $ 8.50
                                                             -------               -------               ------

Income From Investment Operations:
     Net Investment Income............................            --                  0.04                 0.01
     Net Realized and Unrealized Gain (Loss)
        on Investments................................          0.46                  1.02                (0.07)
                                                             -------               -------               ------

Total from Investment Operations......................          0.46                  1.06                (0.06)
                                                             -------               -------               ------

Less Distributions from:
     Net Investment Income............................         (0.04)                (0.02)                  --
     Net Realized Gains on Investments................         (0.04)                   --                   --
                                                             -------               -------               ------

Total Distributions...................................         (0.08)                (0.02)                  --
                                                             -------               -------               ------

Net Asset Value, End of Period........................       $  9.86               $  9.48               $ 8.44
                                                             =======               =======               ======

Total Investment Return at Net Asset Value(b).........          4.94%                12.53%               -0.71%

Net Assets, End of Period (in millions)...............       $  65.9               $  52.9               $ 14.0

Ratio of Expenses to Average Net Assets...............          1.91%(c)              1.95%(d)             1.95%(c,d)
Ratio of Net Investment Income to Average Net Assets..          0.09%(c)              0.67%(d)             1.60%(c,d)
Portfolio Turnover Rate...............................             9%                   11%                   0%
Average commission rate(e)............................       $0.0256               $0.0216                  N/A


------------------

(a)   All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)   Computed on an annualized basis.
(d) Effective September 5, 1995, Lutheran Brotherhood Research Corp. (LBRC) has voluntarily undertaken to limit the Fund's expense ratio at 1.95%. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 2.13% and 2.89%, and the ratio of net investment income to average net assets would have been 0.49% and 0.66%, respectively, for the year ended October 31, 1996 and for the period from September 5, 1995 to October 31, 1995.
(e) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

                                    LB FUND

                                 CLASS A SHARES

                                                                                               Nine
                                                                                              Months
(For a share outstanding                Six Months Ended        Year      Year        Year     ended
throughout the period)(a)                 April 30, 1997       Ended     Ended       Ended    Oct. 31
                                            (unaudited)      10/31/96  10/31/95    10/31/94    1993
                                            -----------      --------  --------    --------   -------
Net Asset Value,
   Beginning of Period ...................    $ 23.07        $ 21.19     $17.67     $18.85     $18.53
                                              -------        -------     ------     ------     ------
Investment Operations:
Net Investment Income ....................       0.10           0.20       0.22       0.19       0.29

Net Realized and Unrealized Gain (Loss)
   on Investments ........................       2.71           3.33       3.52      (0.20)      1.04
                                              -------        -------     ------     ------     ------
Total from Investment Operations .........       2.81           3.53       3.74      (0.01)      1.33
                                              -------        -------     ------     ------     ------
Less Distributions from:
   Net Investment Income .................      (0.10)         (0.20)     (0.22)     (0.20)     (0.28)
   Net Realized Gain on Investments ......      (1.76)         (1.45)        --      (0.97)     (0.73)
                                              -------        -------     ------     ------     ------
Total Distributions ......................       1.86          (1.65)     (0.22)     (1.17)     (1.01)
                                              -------        -------     ------     ------     ------
Net Asset Value End of Period ............    $ 24.02        $ 23.07     $21.19     $17.67     $18.85
                                              =======        =======     ======     ======     ======

Total Investment Return a
   Net Asset Value(%)(b) .................      12.64%         17.61%     21.34%     -0.11%      7.41%

Net Assets, End of Period (in millions) ..    $ 873.2        $ 768.8     $645.5     $548.6     $527.3
Ratio of Expenses to Average Net Assets(%)       0.91%(c,e)     0.97%      1.02%      1.04%      1.01%(c)
Ratio of Net Investment Income to
   Average Net Assets (%) ................       0.85%(c,e)     0.94%      1.15%      1.10%      2.15%(c)
Portfolio Turnover (%) ...................         26%            91%       127%       234%       237%
Average commission rate(d) ...............    $0.0598        $0.0664        N/A        N/A        N/A


                                                                   Years Ended January 31,
                                               -----------------------------------------------------------
                                                1993      1992       1991       1990       1989      1988
                                               ------    ------     ------     ------     ------    ------
Net Asset Value,
   Beginning of Period ...................     $19.14    $17.10     $15.83     $15.97     $14.44    $18.38
                                               ------    ------     ------     ------     ------    ------
Investment Operations:
Net Investment Income ....................       0.27      0.32       0.37       0.36       0.47      0.49

Net Realized and Unrealized Gain (Loss)
   on Investments ........................       1.42      3.90       1.34       1.32       1.54     (2.19)
                                               ------    ------     ------     ------     ------    ------
Total from Investment Operations .........       1.69      4.22       1.71       1.68       2.01     (1.70)
                                               ------    ------     ------     ------     ------    ------
Less Distributions from:
   Net Investment Income .................      (0.27)    (0.31)     (0.38)     (0.32)     (0.48)    (0.48)
   Net Realized Gain on Investments ......      (2.03)    (1.87)     (0.06)     (1.50)        --     (1.76)
                                               ------    ------     ------     ------     ------    ------
Total Distributions ......................      (2.30)    (2.18)    (0.44)     (1.82)     (0.48)     (2.24)
                                               ------    ------     ------     ------     ------    ------
Net Asset Value End of Period ............     $18.53    $19.14     $17.10     $15.83     $15.97    $14.44
                                               ======    ======     ======     ======     ======    ======

Total Investment Return a
   Net Asset Value(%)(b) .................       9.47%    24.67%     10.92%      9.77%     14.26%    -8.70%

Net Assets, End of Period (in millions) ..     $460.9    $380.3     $303.4     $273.3     $275.9    $258.9
Ratio of Expenses to Average Net Assets(%)       0.97%     1.00%      1.05%      1.04%      1.08%     1.07%
Ratio of Net Investment Income to
   Average Net Assets (%) ................       1.44%     1.69%      2.21%      1.99%      3.24%     2.69%
Portfolio Turnover (%) ...................        249%      175%       148%       145%        89%       88%
Average commission rate(d) ...............        N/A       N/A        N/A        N/A        N/A       N/A

----------------------

(a)   All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)   Computed on an annualized basis.
(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.
(e) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.94% and the ratio of net investment income to average net assets would have been 0.82%.

                               LB HIGH YIELD FUND


                                 CLASS A SHARES


                                                                                               Nine
                                                                                              Months
(For a share outstanding                Six Months Ended        Year      Year        Year     ended
throughout the period)(a)                 April 30, 1997       Ended     Ended       Ended    Oct. 31
                                            (unaudited)      10/31/96  10/31/95    10/31/94    1993
                                            -----------      --------  --------    --------   -------
Net Asset Value,
   Beginning of Period ....................    $ 9.21         $ 9.03    $ 8.86      $ 9.73     $ 9.12
                                               ------         ------    ------      ------     ------
Investment Operations:
Net Investment Income .....................      0.42           0.84      0.83        0.83       0.61

Net Realized and Unrealized Gain (Loss)
   on Investments .........................     (0.30)          0.17      0.24       (0.86)      0.60
                                               ------         ------    ------      ------     ------
Total from Investment Operations ..........      0.12           1.01      1.07       (0.03)      1.21
                                               ------         ------    ------      ------     ------

Less Distributions from:
   Net Investment Income ..................     (0.44)         (0.83)    (0.85)      (0.82)     (0.60)
   Net Realized Gain on Investments .......     (0.03)            --     (0.05)      (0.02)        --
                                               ------         ------    ------      ------     ------
Total Distributions .......................     (0.47)         (0.83)    (0.90)      (0.84)     (0.60)
                                               ------         ------    ------      ------     ------
Net Asset Value End of Period .............    $ 8.86         $ 9.21    $ 9.03      $ 8.86     $ 9.73
                                               ======         ======    ======      ======     ======

Total Investment Return at
   Net Asset Value(%)(b) ..................      1.31%         11.64%    12.93%      -0.47%     13.72%

Net Assets, End of Period (in millions) ...    $741.5         $703.1    $594.3      $499.6     $440.3
Ratio of Expenses to Average Net Assets (%)      0.86%(c,d)     0.91%     0.93%       0.95%      0.94%(c)
Ratio of Net Investment Income to
   Average Net Assets (%) .................      9.32%(c,d)     9.23%     9.53%       8.92%      8.72%(c)
Portfolio Turnover ........................        59%           104%       71%         50%        66%


                                                                  Years Ended January 31,
                                             -------------------------------------------------------------
                                              1993       1992       1991       1990       1989       1988*
                                             ------     ------     ------     ------     ------     ------

Net Asset Value,
   Beginning of Period ....................  $ 8.45     $ 6.72     $ 7.93     $ 9.72     $ 9.86     $10.44
                                             ------     ------     ------     ------     ------     ------
Investment Operations:
Net Investment Income .....................    0.88       0.93       0.92       1.12       1.14       0.87

Net Realized and Unrealized Gain (Loss)
   on Investments .........................    0.68       1.72      (1.21)     (1.76)     (0.17)     (0.60)
                                             ------     ------     ------     ------     ------     ------
Total from Investment Operations ..........    1.56       2.65      (0.29)     (0.64)      0.97       0.27
                                             ------     ------     ------     ------     ------     ------

Less Distributions from:
   Net Investment Income ..................   (0.89)     (0.92)     (0.92)     (1.15)     (1.11)     (0.85)
   Net Realized Gain on Investments .......      --         --         --         --         --         --
                                             ------     ------     ------     ------     ------     ------
Total Distributions .......................   (0.89)     (0.92)     (0.92)     (1.15)     (1.11)     (0.85)
                                             ------     ------     ------     ------     ------     ------
Net Asset Value End of Period .............  $ 9.12     $ 8.45     $ 6.72     $ 7.93     $ 9.72     $ 9.86
                                             ======     ======     ======     ======     ======     ======

Total Investment Return at
   Net Asset Value(%)(b) ..................   19.51%     41.59%     -3.98%     -7.52%     10.52%      3.54%

Net Assets, End of Period (in millions) ...  $330.2     $217.0     $137.0     $149.6     $126.5     $ 61.3
Ratio of Expenses to Average Net Assets (%)    0.99%      1.16%      1.23%      1.19%      1.21%      1.50%(c)
Ratio of Net Investment Income to
   Average Net Assets (%) .................   10.04%     11.95%     12.51%     12.23%     11.72%     10.95%(c)
Portfolio Turnover ........................      86%       145%       120%        86%        73%        67%

-------------------

*     For the period April 3, 1987 (effective date) to January 31, 1988.
(a)   All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)   Computed on an annualized basis.
(d) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB High Yield Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.89% and the ratio of net investment income to average net assets would have been 9.29%.

                                 LB INCOME FUND


                                 CLASS A SHARES



                                                                                            Nine
                                                                                           Months
(For a share outstanding           Six Months Ended    Year        Year        Year        ended
throughout the period)(a)           April 30, 1997     Ended       Ended       Ended      Oct. 31
                                      (unaudited)    10/31/96    10/31/95    10/31/94      1993
                                      -----------    --------    --------    --------     -------
Net Asset Value,
   Beginning of Period ..........      $ 8.50         $ 8.72      $ 8.01      $ 9.43      $   9.10
                                       ------         ------      ------      ------      --------

Investment Operations:
Net Investment Income ...........        0.27           0.57        0.59        0.58          0.47

Net Realized and Unrealized Gain
   (Loss) on Investments ........       (0.17)         (0.19)       0.69       (1.19)         0.33
                                       ------         ------      ------      ------      --------

Total from Investment Operations         0.10           0.38        1.28       (0.61)         0.80
                                       ------         ------      ------      ------      --------

Less Distributions from:
   Net Investment Income ........       (0.28)         (0.60)      (0.57)      (0.56)        (0.47)
   Net Realized Gain on
     Investments ................          --             --          --       (0.25)           --
                                       ------         ------      ------      ------      --------

Total Distributions .............       (0.28)         (0.60)      (0.57)      (0.81)        (0.47)
                                       ------         ------      ------      ------      --------

Net Asset Value End of Period ...      $ 8.32         $ 8.50      $ 8.72      $ 8.01      $   9.43
                                       ======         ======      ======      ======      ========

Total Investment Return at
   Net Asset Value(%)(b) ........        1.20%          4.56%      16.53%      -6.81%         8.97%

Net Assets, End of
   Period (in millions) .........      $793.0         $871.0      $942.1      $907.2      $1,042.2
Ratio of Expenses to Average
   Net Assets (%) ...............        0.81%(c,e)     0.83%       0.83%       0.82%         0.80%(c,d)
Ratio of Net Investment Income to
   Average Net Assets (%) .......        6.50%(c,e)     6.61%       7.01%       6.77%         6.87%(c,d)
Portfolio Turnover (%) ..........          53%           142%        131%        155%           84%


                                                       Years Ended January 31,
                                     -----------------------------------------------------------
                                       1993      1992      1991      1990       1989       1988
                                      ------    ------    ------    ------     ------     ------

Net Asset Value,
   Beginning of Period ..........    $ 8.79    $ 8.35    $ 8.47     $ 8.52     $ 8.62     $ 9.07
                                     ------    ------    ------     ------     ------     ------

Investment Operations:
Net Investment Income ...........      0.66      0.72      0.78       0.82       0.80       0.80

Net Realized and Unrealized Gain
   (Loss) on Investments ........      0.31      0.44     (0.11)     (0.06)     (0.10)     (0.44)
                                     ------    ------    ------     ------     ------     ------

Total from Investment Operations       0.97      1.16      0.67       0.76       0.70       0.36
                                     ------    ------    ------     ------     ------     ------

Less Distributions from:
   Net Investment Income ........     (0.66)    (0.72)    (0.79)     (0.81)     (0.80)     (0.81)
   Net Realized Gain on
     Investments ................        --        --        --         --         --         --
                                     ------    ------    ------     ------     ------     ------

Total Distributions .............     (0.66)    (0.72)    (0.79)     (0.81)     (0.80)     (0.81)
                                     ------    ------    ------     ------     ------     ------

Net Asset Value End of Period ...    $ 9.10    $ 8.79    $ 8.35     $ 8.47     $ 8.52     $ 8.62
                                     ======    ======    ======     ======     ======     ======

Total Investment Return at
   Net Asset Value(%)(b) ........     11.50%    14.48%     8.39%      9.18%      8.69%      4.53%

Net Assets, End of
   Period (in millions) .........    $944.6    $819.5    $736.5     $719.8     $725.5     $711.8
Ratio of Expenses to Average
   Net Assets (%) ...............      0.90%     0.97%     1.02%      1.02%      1.03%      1.03%
Ratio of Net Investment Income to
   Average Net Assets (%) .......      7.40%     8.38%     9.85%      9.53%      9.52%      9.47%
Portfolio Turnover (%) ..........       104%      117%      118%       113%        68%        48%

------------------------

(a)   All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)   Computed on an annualized basis.


(d) During the nine month period ended October 31, 1993, Lutheran Brotherhood Research Corp. (LBRC) undertook a voluntary reduction of the Fund's investment advisory fee equal to 0.05% of average daily net assets. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.79% and the ratio of net investment income to average net assets would have been 6.77%.

(e) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Income Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 6.47%.

                             LB MUNICIPAL BOND FUND


                                 CLASS A SHARES



                                                                                             Nine
                                                                                            Months
(For a share outstanding           Six Months Ended      Year        Year        Year       ended
throughout the period)(a)           April 30, 1997       Ended       Ended       Ended     Oct. 31
                                      (unaudited)      10/31/96    10/31/95    10/31/94      1993
                                      -----------      --------    --------    --------    -------

Net Asset Value,
   Beginning of Period ................ $ 8.60          $ 8.58      $ 7.88      $ 9.00     $ 8.52
                                        ------          ------      ------      ------     ------

Investment Operations:
Net Investment Income .................   0.22            0.44        0.45        0.46       0.37

Net Realized and Unrealized Gain
   (Loss) on Investments ..............  (0.07)           0.01        0.70       (0.96)      0.51
                                        ------          ------      ------      ------     ------

Total from Investment Operations ......   0.15            0.45        1.15        0.50       0.88
                                        ------          ------      ------      ------     ------

Less Distributions from:
   Net Investment Income ..............  (0.23)          (0.43)      (0.45)      (0.46)     (0.37)
   Net Realized Gain on
     Investments ......................     --              --          --       (0.16)     (0.03)
                                        ------          ------      ------      ------     ------

Total Distributions ...................  (0.23)          (0.43)      (0.45)      (0.62)     (0.40)
                                        ------          ------      ------      ------     ------

Net Asset Value End of Period ......... $ 8.52          $ 8.60      $ 8.58      $ 7.88     $ 9.00
                                        ======          ======      ======      ======     ======

Total Investment Return at
   Net Asset Value(%)(b) ..............   1.71%           5.33%      14.97%      -5.93%     10.73%

Net Assets, End of
   Period (in millions) ............... $586.7          $609.5      $628.7      $595.2     $629.7
Ratio of Expenses to Average
   Net Assets (%) .....................   0.71%(c,e)      0.74%       0.74%       0.75%      0.74%(c,d)
Ratio of Net Investment Income
   to Average Net Assets (%) ..........   5.20%(c,e)      5.14%       5.43%       5.44%      5.69%(c,d)
Portfolio Turnover (%) ................      8%             33%         36%         38%        46%


                                                       Years Ended January 31,
                                     ----------------------------------------------------------
                                       1993      1992      1991      1990       1989      1988
                                      ------    ------    ------    ------     ------    ------

Net Asset Value,
   Beginning of Period ............  $ 8.45    $ 8.32    $ 8.15     $ 8.18     $ 8.09    $ 8.45
                                     ------    ------    ------     ------     ------    ------

Investment Operations:
Net Investment Income .............    0.53      0.56      0.58       0.58       0.60      0.59

Net Realized and Unrealized Gain
   (Loss) on Investments ..........    0.28      0.29      0.16      (0.02)      0.07     (0.37)
                                     ------    ------    ------     ------     ------    ------

Total from Investment Operations ..    0.81      0.85      0.74       0.56       0.67      0.22
                                     ------    ------    ------     ------     ------    ------

Less Distributions from:
   Net Investment Income ..........   (0.52)    (0.56)    (0.57)     (0.59)     (0.58)    (0.58)
   Net Realized Gain on
     Investments ..................   (0.22)    (0.16)       --         --         --        --
                                     ------    ------    ------     ------     ------    ------

Total Distributions ...............   (0.74)    (0.72)    (0.57)     (0.59)     (0.58)    (0.58)
                                     ------    ------    ------     ------     ------    ------

Net Asset Value End of Period .....  $ 8.52    $ 8.45    $ 8.32     $ 8.15     $ 8.18    $ 8.09
                                     ======    ======    ======     ======     ======    ======

Total Investment Return at
   Net Asset Value(%)(b) ..........    9.96%    10.64%     9.54%      7.02%      8.70%     2.95%

Net Assets, End of
   Period (in millions) ...........  $532.6    $448.4    $382.5     $348.2     $306.5    $283.6
Ratio of Expenses to Average
   Net Assets (%) .................    0.80%     0.83%     0.86%      0.86%      0.92%     0.91%
Ratio of Net Investment Income
   to Average Net Assets (%) ......    6.22%     6.65%     7.06%      7.04%      7.37%     7.39%
Portfolio Turnover (%) ............      77%       78%       68%        60%        70%       61%

------------------------

(a)   All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)   Computed on an annualized basis.

(d) During the nine month period ended October 31, 1993, Lutheran Brotherhood Research Corp. (LBRC) undertook a voluntary reduction of the Fund's investment advisory fee equal to 0.05% of average daily net assets. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.79% and the ratio of net investment income to average net assets would have been 5.64%.

(e) Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Municipal Bond Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.74% and the ratio of net investment income to average net assets would have been 5.17%.

                              LB MONEY MARKET FUND


                                 CLASS A SHARES




                                                                                              Nine
                                                                                             Months
(For a share outstanding           Six Months Ended      Year        Year        Year        ended
throughout the period)(a)           April 30, 1997       Ended       Ended       Ended      Oct. 31
                                      (unaudited)      10/31/96    10/31/95    10/31/94       1993
                                      -----------      --------    --------    --------     -------
Net Asset Value,
   Beginning of Period ..............  $ 1.00          $ 1.00       $ 1.00     $ 1.00       $ 1.00
                                       ------          ------       ------     ------       ------

Investment Operations:
Net Investment Income ...............    0.02            0.05         0.05       0.03         0.02
                                       ------          ------       ------     ------       ------

Less Distributions from:
Net Investment Income ...............   (0.02)          (0.05)       (0.05)     (0.03)       (0.02)
                                       ------          ------       ------     ------       ------

Net Asset Value, End of Period ......  $ 1.00          $ 1.00       $ 1.00     $ 1.00       $ 1.00
                                       ======          ======       ======     ======       ======

Total Investment Return at Net
   Asset Value (%)(b) ...............    2.28%           4.63%        4.95%      2.89%        1.63%

Net Assets, End of
   Period (in millions) .............  $439.3          $417.6       $341.1     $276.9       $275.1
Ratio of Expenses to Average
   Net Assets (%) ...................    0.95%(c,d)      1.01%(d)     1.10%(d)   1.10%(d)     1.10%(c,d)
Ratio of Net Investment Income
   to Average Net Assets (%) ........    4.55%(c,d)      4.53%(d)     4.85%(d)   2.85%(d)     2.16%(c,d)



                                                              Years Ended January 31,
                                         -------------------------------------------------------------
                                          1993       1992       1991       1990        1989      1988
                                         ------     ------     ------     ------      ------    ------

Net Asset Value,
   Beginning of Period ..............    $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                         ------      ------     ------     ------     ------    ------

Investment Operations:
Net Investment Income ...............      0.03        0.05       0.07       0.08       0.07      0.06
                                         ------      ------     ------     ------     ------    ------

Less Distributions from:
Net Investment Income ...............     (0.03)      (0.05)     (0.07)     (0.08)     (0.07)     (0.06)
                                         ------      ------     ------     ------     ------    ------

Net Asset Value, End of Period ......    $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                         ======      ======     ======     ======     ======    ======

Total Investment Return at Net
   Asset Value (%)(b) ...............      2.77%       5.10%      7.40%      8.44%      7.01%     5.98%

Net Assets, End of
   Period (in millions) .............    $317.0      $412.3     $473.4     $423.5     $309.3    $263.6
Ratio of Expenses to Average
   Net Assets (%) ...................      1.10%(d)    1.08%      1.07%      1.09%      1.07%     1.07%
Ratio of Net Investment Income
   to Average Net Assets (%) ........      2.76%(d)    5.01%      7.16%      8.10%      6.83%     5.80%

----------------------

(a)   All per share amounts have been rounded to the nearest cent.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.
(c)   Computed on an annualized basis.
(d) Effective February 1, 1992 through March 31, 1996, Lutheran Brotherhood Research Corp. (LBRC) had voluntarily undertaken to limit the Fund's expense ratio to 1.10% of annual average daily net assets. Effective April 1, 1996, LBRC voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Had LBRC not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 1.05%, 1.07%, 1.18%, 1.36%, 1.44% and 1.23% and the ratio of net investment income to average net assets would have been 4.45%, 4.47%, 4.77%, 2.59%, 1,82% and 2.63%, respectively, for the six months ended April 30, 1997, the years ended October 31, 1996 1995 and 1994, the nine month period ended October 31, 1993 and the year ended January 31, 1993.

                       INVESTMENT OBJECTIVES AND POLICIES


        Each of the Funds in The Lutheran Brotherhood Family of Funds has a separate investment objective and investment policies for the pursuit of that objective. The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders of that Fund. Except as otherwise indicated in this Prospectus, the investment policies of each Fund may be changed from time to time by the Board of Trustees of the Trust. There is no assurance that any of the Funds will achieve its investment objective, but it will strive to do so by following the policies set forth below.

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

        The investment objective of the LB Opportunity Growth Fund is to achieve long term growth of capital.

        The Fund will pursue its objective by seeking realized and unrealized capital gains through the active management of a portfolio consisting primarily of common stocks. Such active management may involve a high level of portfolio turnover. The Fund will invest primarily in common stocks of domestic and foreign companies that in the opinion of LB Research have a potential for above average sales and earnings growth that is expected to lead to capital appreciation. The Fund's investment adviser believes that over a long period of time, smaller companies that have a competitive advantage will be able to grow faster than larger companies, leading to a higher rate of growth in capital. For a description of the risks associated with investments in such companies, see "Investment Risks - LB Opportunity Growth Fund Investment Risks".

        The Fund may also invest in bonds and preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's) and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

        LB Research will use fundamental investment research techniques to seek out those companies that have a competitively superior product or service in an unsaturated market with large potential for growth. These will often be companies with shorter histories and less seasoned operations. Many of such companies will have market capitalizations that are less than $1 billion, with lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. LB Research anticipates that the common stocks of such companies may increase in market value more rapidly than the stocks of other companies.

        The Fund will focus primarily on companies that possess superior earnings prospects over a three to five year time horizon. The stocks that the Fund invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Fund's investment portfolio that may consist of OTC stocks.

        The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. While LB Research does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, LB Research does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 176% and 213%, respectively.


        For more information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

        The investment objective of the LB Mid Cap Growth Fund is to achieve long term growth of capital. The Fund will pursue its objective by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. LB Research defines companies with medium market capitalizations ("mid cap companies") as companies with capitalizations ranging from $1 billion to $5 billion at the time of the Fund's investment. The Fund will seek to invest in companies that have a track record of earnings growth or the potential for continued above average growth. The Fund will normally invest at least 65% of its total assets in common stocks of mid cap companies. LB Research will use both fundamental and technical investment research techniques to seek out these companies.

        The stocks that the Fund invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Fund's investment portfolio that may consist of OTC stocks.

        Many mid cap companies have lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. The common stocks of such companies may have greater price volatility than the stocks of other larger companies. For a description of these and other risks associated with investments in such companies, see "Investment Risks - LB Mid Cap Growth Fund Investment Risks".

        The Fund may also invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), common stocks of companies falling outside the medium market capitalization range, and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

        The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. While LB Research does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, LB Research does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rate of the Fund is generally expected not to exceed 100%.

See "Taxes". For more information on other investment policies of the Fund, see "Additional Investment Practices" below.


LUTHERAN BROTHERHOOD WORLD GROWTH FUND

        The investment objective of the LB World Growth Fund is to seek total return from long-term growth of capital. The Fund will pursue its objective principally through investments in common stocks of established, non-U.S. companies. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses.

        The Fund intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Fund. The Fund may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). As a temporary defensive measure, the Fund may invest substantially all of its assets in one or two countries.

        In seeking its objective, the Fund will invest primarily in common stocks of established foreign companies which have the potential for growth of capital. In order to increase total return, the Fund may also invest in bonds and preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's) and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations or other securities that may be converted to debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). Debt obligations rated "Baa" or "BBB" are considered to have speculative characteristics. For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

        In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

        In analyzing companies for investment, the Sub-advisor looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

        The Fund's investments also may include, but are not limited to, European Depository Receipts ("EDRs"), other debt and equity securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies). For a discussion of the risks involved in foreign investing see the section of this Prospectus entitled "Foreign Issuers".

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        The Fund may engage in certain forms of options and futures transactions that are commonly known as derivative securities transactions. These derivative securities transactions are identified and described in the sections of this Prospectus entitled "Put and Call Options" and "Financial Futures and Options on Futures."

        The Fund may use foreign currency exchange-related securities including foreign currency warrants, principal exchange rate linked securities, and performance indexed paper. The Fund does not expect to hold more than 5% of its total assets in foreign currency exchange-related securities.

        The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year.

        The Fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's securities denominated in such foreign currency. Under certain circumstances, the Fund may commit a substantial portion of the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result.

        For a discussion of foreign currency contracts and the risks involved therein, see the section of this Prospectus entitled, "Investment Risks."

        The Fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The annual portfolio turnover rate of the Fund for the fiscal year ended October 31, 1996 and for the period ended October 31, 1995 were 11% and 5%, respectively.

        For more information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD FUND

        The investment objective of the LB Fund is to seek growth of capital and income.

        The Fund seeks to achieve its objective by investing in securities issued by leading companies. The Fund may invest in the common stocks and other securities of leading companies, including corporate bonds, notes, preferred stock, and warrants. The Fund may also invest in U.S. Government securities and cash. For purposes of the Fund's investment objective, companies are deemed "leading" in terms of market share, asset size, cash flow and other fundamental factors.

        LB Research will use fundamental investment research techniques to seek out those companies that have a leading position within their industry or within the capital markets generally. LB Research will focus upon market shares, growth in sales and earnings, market capitalization and asset size and competitive dominance. These will often be mature companies with a lengthy history and seasoned operations. Many of them will have market capitalizations in excess of $1 billion.

        The Fund may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable. LB Research intends to use an active method of management and may select portfolio securities for the specific purpose of trading them within a short period of time, which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 91% and 127%, respectively.

        For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD HIGH YIELD FUND

        The investment objective of the LB High Yield Fund is to obtain high current income and, secondarily, growth of capital.

        The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of professionally managed high yield, high risk securities, many of which involve greater risks than higher quality investments. The Fund may invest in high yield, high risk bonds, notes, debentures and other income producing debt obligations and dividend paying preferred stocks. These securities are commonly known as "junk bonds". High yield, high risk securities will ordinarily carry a quality rating "Ba" or lower by Moody's, "BB" or lower by S&P, or, if not rated, such securities will be of comparable quality as determined by the Fund's investment adviser. The Fund will use no minimum level of quality rating and may purchase and hold securities in default. Securities having a quality rating of Ba or BB and lower are considered to be speculative. See "Investment Risks - LB High Yield Fund Investment Risks". For a description of Moody's and S&P's ratings, see "Description of Debt Ratings".

        The Fund may also invest in common stocks, warrants to purchase stocks, bonds or preferred stock convertible into common stock, and other equity securities. Investments in such securities will be made in pursuit of the income and capital growth objectives of the Fund, but at no time will the Fund invest more than 20% of its total assets in equity securities.

        As a nonfundamental policy, during normal market conditions the Fund will maintain at least 65% of its total assets, taken at market value, in lower rated securities. The Fund may invest, without limit, in short-term money market instruments when, in the opinion of LB Research, short-term investments provide a better opportunity for achieving the Fund's objectives than do longer term investments. When making short-term investments for such purpose, the Fund will not be limited to a minimum quality level and may use unrated instruments.

        The Fund does not intend to engage in short-term trading but may dispose of securities held for a short time if LB Research believes such disposition to be advisable. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 104% and 71%, respectively.

        For information on other investment policies of the Fund, see "Additional Investment Practices" below.


LUTHERAN BROTHERHOOD INCOME FUND

        The investment objective of the LB Income Fund is to seek high current income while preserving principal. The Fund's secondary investment objective is to obtain long-term growth of capital in order to maintain investors' purchasing power.


        The Fund seeks to achieve its investment objectives by investing primarily in debt securities such as bonds, notes, debentures, mortgage-backed securities, other income producing debt obligations, and preferred stocks rated "Baa" or higher by Moody's or "BBB" or higher by S&P. If not rated, such securities will be of comparable quality in the opinion of LB Research. Securities rated BBB or Baa, although considered to be investment grade or higher, have speculative characteristics. If a portfolio security=s quality rating drops below investment grade after the Fund has acquired the security, the Fund may continue to hold the security in its portfolio. A description of the ratings that are given to debt securities by Moody's and S&P and the standards applied by them in assigning these ratings may be found at end of this Prospectus.


        The Fund may from time to time invest in debt securities that are not rated as investment grade. For a description of the risks of investing in such securities, see the section of this Prospectus entitled "Investment Risks of High Yield Securities". The Fund may also invest in common stock and bonds and preferred stock that are convertible into common stock. No more than 10% of the Fund's total assets will be invested in common stock and no more than 25% of the value of the total assets will be invested in all securities described in this paragraph.

        Debt securities may bear fixed or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participation based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

        The Fund may engage in short-term trading and dispose of securities held for a short time if LB Research believes such disposition to be advisable. This method of management necessarily results in higher cost to the Fund due to the fees associated with portfolio securities transactions. However, it is LB Research's belief that this method of management can produce added value to the Fund and its shareholders that exceeds the additional costs of such transactions. The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 142% and 131%, respectively.

        For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND

        The investment objective of the LB Municipal Bond Fund is to provide its shareholders with a high level of current income which is exempt from federal income tax.

        The Fund seeks to achieve its investment objective by investing in a diversified portfolio of municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states (including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax. At least 80% of the Fund's total assets will be invested in municipal bonds unless LB Research determines that market conditions call for a temporary defensive posture.

        The Fund does not generally intend to purchase securities if, as a result of such purchase, more than 25% of the value of its total assets would be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest more than 25% of the value of its total assets in industrial development bonds. As to industrial development bonds, the Fund may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. This may make the Fund more susceptible to economic, political or regulatory occurrences affecting a particular industry or sector and increase the potential for fluctuation of net asset value.

        Municipal Bonds: Municipal bonds are generally issued to finance public works, such as bridges and highways, housing, mass transportation projects, schools and hospitals. Municipal bonds are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge and ability to raise taxes to repay the principal and interest. Revenue bonds are repayable only from the income earned from the facility financed by the bond or other specific source of revenue. For example, income earned by a housing development can be used to repay the bonds that raised the funds for its construction.

        Industrial Development Bonds: Industrial development bonds are considered municipal bonds if the interest paid on them is exempt from federal income tax. Industrial development bonds which qualify as municipal bonds are almost always revenue bonds. They are issued by or on behalf of public authorities to raise money for privately-operated housing facilities, sports facilities, convention or trade show centers, airports, mass transit, port facilities, parking areas, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage disposal.

        Municipal Bonds Suitable for Investment: The Fund generally restricts its investments to municipal bonds rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P. Municipal bonds in the lowest rated category have speculative characteristics. The Fund also may invest in municipal bonds (but not industrial development bonds) that are not rated by Moody's or S&P but, in the opinion of LB Research, would qualify for Standard & Poor's BBB or Moody's Baa rating. Subsequent to its purchase by the Fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimums required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but LB Research will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

        The annual portfolio turnover rates of the Fund for the fiscal years ended October 31, 1996 and October 31, 1995 were 33% and 36%, respectively.

        For information on other investment policies of the Fund, see "Additional Investment Practices" below.

LUTHERAN BROTHERHOOD MONEY MARKET FUND

        The LB Money Market Fund's investment objective is current income consistent with stability of principal.

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



        The Fund pursues this investment objective by investing in a portfolio of money market instruments that mature in 397 days or less in order to obtain current income and maintain a stable principal. The dollar-weighted average maturity of money market instruments held by the LB Money Market Fund will be 90 days or less. The policy of the Fund is generally to hold instruments until maturity. However, the Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations.


        Permissible LB Money Market Fund investments include, but are not limited to: U.S. Treasury bills and all other marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; instruments of domestic and foreign banks and savings and loans; prime commercial paper; variable amount demand master notes; repurchase agreements; instruments secured by the obligations described above and asset-backed securities.

        The Fund will not purchase a security (other than U.S. Government obligations) unless the security (i) is rated by at least two nationally recognized statistical rating organizations (NRSROs) with the highest rating assigned to short-term debt securities (or, if rated by only one NRSRO by that NRSRO, or if not rated, is determined to be of comparable quality), or (ii) is rated by at least two such NRSROs within the two highest ratings assigned to short-term debt securities (or, if rated by only one NRSRO by that NRSRO, or if not rated, is determined to be of comparable quality) and not more than 5% of the assets of the Fund would be invested in such securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the securities of a single issuer included in clause (ii) above. Determinations of comparable quality are made by LB Research in accordance with procedures established by the Board of Trustees.

        U.S. Government Obligations: The types of U.S. Government obligations in which the Fund may invest include, but are not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, bonds and notes; and instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are backed by the full faith and credit of the United States, the credit of the agency or instrumentality (" governmental agency organized under federal charter with government supervision) issuing the obligations, or the issuer's right to borrow from the U.S. Treasury. These U.S. Government obligations may include notes, bonds and discount notes issued by following agencies: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Home Mortgage Association.

        Bank Instruments: The Fund invests only in instruments of domestic and foreign banks and savings and loans if they have capital and surplus of over $100,000,000 or the principal amount of the instrument in which the Fund is investing is insured by the Federal Deposit Insurance Corporation (FDIC), including domestic or Eurodollar certificates of deposit, demand and time deposits, savings shares and bankers= acceptances.

        Asset-Backed Securities: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, leases on equipment such as computers and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of non-payment of the underlying loans as well as the risks of prepayment. An interest in a bank sponsored master trust which holds the receivables for a major international credit card is an example of an asset backed security; an interest in a trust which holds the customer receivable for a large consumer products company is another example.

        For information on other investment policies of the Fund, see "Additional Investment Practices" below.

ADDITIONAL INVESTMENT PRACTICES


        Various of the Funds may purchase the following securities or may engage in the following transactions.

REPURCHASE AGREEMENTS

        Each of the Funds may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell for later delivery at an agreed upon price and rate of interest U.S. Government obligations. The Fund or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller=s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by LB Research (or the Sub-advisor) to be creditworthy.

REVERSE REPURCHASE AGREEMENTS

        Each of the Funds except the LB Money Market Fund also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument=s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. The Fund will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes.

RESTRICTED SECURITIES

        Subject to the limitations on illiquid securities noted above, the Funds may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

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WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


        Each of the Funds may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, cash, cash equivalents or high grade debt obligations of a dollar amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled.

LENDING SECURITIES

        Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

        The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

        No Fund will not lend securities to broker-dealers affiliated with LB Research or the Sub-advisor. LB Research believes that this will not affect the Fund's ability to maximize its securities lending opportunities. No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

PUT AND CALL OPTIONS ("ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

        Selling ("Writing" Covered Call Options: Certain of the Funds may from time to time sell ("write") covered call options on any portion of its portfolio as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price.

        If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.


        Buying Call Options: Certain of the Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

        Buying Put Options: Certain of the Funds may from time to time purchase put options on any portion of its portfolio. A put option gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

        Options on Foreign Currencies: The LB World Growth Fund may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

        Selling Put Options: The Funds may not sell put options, except in the case of a closing purchase transaction (see Closing Transactions).

        Index Options: As part of its options transactions, certain of the Funds may also purchase and sell call options and purchase put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

        Closing Transactions: Certain of the Funds may dispose of options which they have written by entering into "closing purchase transactions". Those Funds may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

        A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

        A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.


        Spreads and Straddles: Certain of the Funds may also engage in "straddle" and "spread" transactions in order to enhance return, which is a speculative, non-hedging purpose. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Fund will depend on LB Research's or the Sub-advisor's perception of anticipated market movements.

        Negotiated Transactions: Certain of the Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser=s or Sub-advisor's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Prospectus entitled, "Risks of Transactions in Options and Futures". Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when its Investment Adviser or Sub-advisor believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised. The underlying securities on such transactions will also be considered illiquid and are subject to the Fund's 15% illiquid securities limitations.

        Limitations: A Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased and held by the Fund would exceed 5% of the market value of the Fund's total assets. A Fund will not write any option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 30% of the market value of the Fund's total assets.

FINANCIAL FUTURES AND OPTIONS ON FUTURES ("ALL FUNDS EXCEPT THE LB MONEY MARKET
FUND)

        Selling Futures Contracts: Certain of the Funds may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills, government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

        Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the

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securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.


        When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

        The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a "good faith deposit" by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay "variation margin" equal to the daily change in the value of the position held by the Fund.

        Buying Futures Contracts: Certain of the Funds may also purchase financial futures contracts as a hedge against adverse movements in the prices of securities which they intend to purchase. A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which a Fund intends to purchase. a Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which a Fund intends to purchase.

        Options on Futures Contracts: Certain of the Funds may also sell ("write") covered call options on futures contracts and purchase put and call options on futures contracts in connection with hedging strategies. A Fund may not sell put options on futures contracts. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which a Fund intends to purchase.

        Currency Futures Contracts and Options: The LB World Growth Fund may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

        Limitations: Certain of the Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter (a) the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's total assets or (b) the sum of the then aggregate value of open futures contracts sales, the aggregate purchase prices under open futures contract purchases, and the aggregate value of futures contracts subject to outstanding options would exceed 30% of the market value of the Fund's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will

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maintain cash or cash equivalents, less any related margin deposits, in an amount equal to the market value of such contracts. "Cash and cash equivalents" may include cash, government securities, or liquid high quality debt obligations.


HYBRID INVESTMENTS (ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

        As part of its investment program and to maintain greater flexibility, the Fund may invest in hybrid instruments (A potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. The Fund does not expect to hold more than 5% of its total assets in hybrid instruments. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Additional Information Concerning Certain Investment Techniques".

RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

        There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

        There is a risk that LB Research or the Sub-advisor could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and LB Research's or the Sub-advisor's accuracy in predicting the future changes in interest rate levels and securities price movements.

        A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market. There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contrAct's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a

Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

        When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

        The Funds intend to continue to meet the requirements of federal law to be treated as a regulated investment company. For taxable years of a Fund that began on or prior to August 5, 1997, one of these requirements is that a Fund realize less than 30% of its annual gross income from the sale of securities held for less than three months. Accordingly, the extent to which a Fund may engage in futures contracts and related options may be materially limited by this 30% test. Options activities of a Fund may increase the amount of gains from the sale of securities held for less than three months, because gains from the expiration of, or from closing transactions with respect to, call options written by a Fund will be treated as short-term gains and because the exercise of call options written by the Fund would cause it to sell the underlying securities before it otherwise might. For each taxable year of a Fund beginning after August 5, 1997, a Fund will no longer be subject to the 30% test described above.

        Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

TEMPORARY DEFENSIVE INVESTMENTS

        The LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB Mid Cap Growth Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive position when, in the opinion of LB Research or the Sub-advisor such a position is more likely to provide protection against unfavorable market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker=s acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, a Fund will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by LB Research or the Sub-advisor to be of a comparable level of quality. When a Fund adopts a temporary defensive position its investment objective may not be achieved.


                             INVESTMENT LIMITATIONS

        In seeking to lessen investment risk, each Fund operates under certain investment restrictions. The restrictions in the following paragraphs may not be changed with respect to any Fund except by a vote of a majority of the outstanding voting securities of that Fund.



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        No Fund may, with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer. The LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Money Market Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry.



        A Fund other than the LB Money Market Fund may borrow (through reverse repurchase agreements or otherwise) up to one-third of its total assets. If a Fund borrows money its share price will be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. If borrowings, including reverse repurchase agreements, exceed 5% of a Fund's total assets, such Fund will not purchase portfolio securities.

        For further information on these and other investment restrictions, including nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.


                                INVESTMENT RISKS

        Special risks are associated with investments in some of the Funds, beyond the standard level of risks. These risks are described below. An investor should take into account his or her investment objectives and ability to absorb a loss or decline in his or her investment when considering an investment in such Funds. Investors in certain of the Funds assume an above average risk of loss, and should not consider an investment those Funds to be a complete investment program.

LB OPPORTUNITY GROWTH FUND INVESTMENT RISKS

        The LB Opportunity Growth Fund is aggressively managed and invests primarily in the stocks of smaller, less seasoned companies many of which are traded on an over-the-counter basis, rather than on a national exchange. These companies represent a relatively higher degree of risk than do the stocks of larger, more established companies. The companies the LB Opportunity Growth Fund invests in also tend to be more dependent on the success of a single product line and have less experienced management. They tend to have smaller market shares, smaller capitalization, and less access to sources of additional capital. As a result, these companies tend to have less ability to cope with problems and market downturns and their shares of stock tend to be less liquid and more volatile in price.


LB MID CAP GROWTH FUND INVESTMENT RISKS



        Stocks in mid cap companies entail greater risk than the stocks of larger, well-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Also, mid cap companies usually reinvest a high portion of their earnings in their own businesses and therefore lack a predictable dividend yield. Since investors frequently buy these stocks because of their expected above average earnings growth, earnings levels that fail to meet expectations often result in sharp price declines of such stocks.



        In addition, in many instances, the frequency and volume of trading of mid cap companies is substantially less than is typical of larger companies. Therefore, the securities of such companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the over-the-counter market typically are larger than the spreads for more actively-traded companies. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of such securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger more established companies.



LB WORLD GROWTH FUND INVESTMENT RISKS

        The Fund, may invest in stocks of foreign issuers and in "ADRs" "EDRs" of foreign stocks. When investing in foreign stocks, ADRs and EDRs, the Fund assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such stocks, ADRs and EDRs. In addition, there may be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

OTHER RISKS OF FOREIGN INVESTING INCLUDE:

        Foreign Securities: Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday) when the Fund does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of the Fund may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

        Investments by the Fund in foreign companies may require the Fund to hold securities and funds denominated in a foreign currency. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Thus, the Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of the Fund. They generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, the Fund may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.


        Developing Countries: Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

        American Depository Receipts (ADRs) and European Depository Receipts
(EDRs): ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. ADRs and EDRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs or EDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs or EDRs are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

        Currency Fluctuations: Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of a Fund's securities denominated in that currency would be expected to decline.





INVESTMENT RISKS OF HIGH YIELD SECURITIES (LB HIGH YIELD FUND AND LB MID CAP GROWTH FUND)

        Investment in high yield, high risk securities (sometimes referred to as "junk bonds") involves a greater degree of risk than investment in higher quality securities. Investment in high yield, high risk securities involves increased financial risk due to the higher risk of default by the issuers of bonds and other debt securities having quality rating of "Ba" or lower by Moody's or "BB" or lower by Standard &


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



Poor's. The higher risk of default may be due to higher debt leverage ratios, a history of low profitability or losses, or other fundamental factors that weaken the ability of the issuer to service its debt obligations.

        In addition to the factors of issuer creditworthiness described above, high yield, high risk securities generally involve a number of additional market risks. These risks include:


        Youth and Growth of High Yield, High Risk Market: The high yield, high risk bond market is relatively new. While many of the high yield issues currently outstanding have endured an economic recession, there can be no assurance that this will be true in the event of increased interest rates or widespread defaults brought about by a more severe and sustained economic downturn.

        Sensitivity to Interest Rate and Economic Changes: The market value of high yield, high risk securities have been found to be less sensitive to interest rate changes on a short-term basis than higher-rated investments, but more sensitive to adverse economic developments or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may be more likely to experience financial stress which would impair their ability to service their principal and interest payment obligations or obtain additional financing. In the event the issuer of a bond defaults on payments, the LB High Yield Fund may incur additional expenses in seeking recovery. In periods of economic change and uncertainty, market values of high yield, high risk securities and the LB High Yield Fund's assets value may become more volatile. Furthermore, in the case of zero coupon or payment-in-kind high yield, high risk securities, market values tend to be more greatly affected by interest rate changes than securities which pay interest periodically and in cash. Changes in the market value of securities owned by the LB High Yield Fund will not affect cash income but will affect the net asset value of the Fund's shares.

        Payment Expectations: High yield, high risk securities, like higher quality securities, may contain redemption or call provisions, which allow the issuer to redeem a security in the event interest rates drop. In this event, the LB High Yield Fund would have to replace the issue with a lower yielding security, resulting in a decreased yield for investors.

        Liquidity and Valuation: High yield, high risk securities at times tend to be more thinly traded and are less likely to have an estimated retail secondary market than investment grade securities. This may adversely impact the LB High Yield Fund's ability to dispose of particular issues and to accurately value securities in the LB High Yield Fund's portfolios. Also, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease market values and liquidity, especially on thinly traded issues.

        Taxation: High yield, high risk securities structured as zero coupon or payment-in-kind issues may require the LB High Yield Fund to report interest on such securities as income even though the LB High Yield Fund receives no cash interest on such securities until the maturity or payment date. The LB High Yield Fund may be required to sell other securities to generate cash to make any required dividend distribution.

LIMITING INVESTMENT RISK

        LB Research believes that the risks of investing in high yield, high risk securities can be reduced by the use of professional portfolio management techniques including:

        Credit Research: LB Research will perform it owns credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts and its own judgment. The adviser's credit analysis will consider such factors as the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, its anticipated cash flow, asset values, interest or dividend coverage and earnings.

        Diversification: The LB High Yield Fund invests in widely diversified portfolio of securities to minimize the impact of a loss in any single investment and to reduce portfolio risk. As of October 31, 1996, the LB High Yield Fund held securities of 126 corporate issuers, and the LB High Yield Fund's holdings had the following credit quality characteristics:

                                                            Percentage of
         Investment                                          Net Assets
         ----------                                         -------------
Short-term securities
     AAA equivalent.....................................           5.7%
Government obligations..................................            --
Corporate obligations
     AAA/Aaa............................................            --
     AA/Aa..............................................            --
     A/A................................................            --
     BBB/Baa............................................           0.2%
     BB/Ba..............................................           5.7%
     B/B................................................          46.9%
     CCC/Caa............................................           8.6%
     CC/Ca..............................................           .01%
     D/D................................................           .03%
     Not rated..........................................          16.1%
     Other Net Assets...................................          16.8%
                                                                 -----

Total...................................................         100.0%
                                                                 =====


        Economic and Market Analysis: LB Research will analyze current developments and trends in the economy and in the financial markets. The LB High Yield Fund may invest in higher quality securities in the event that investment in high yield, high risk securities is deemed to present unacceptable market or financial risk.


            BUYING SHARES OF THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

INITIAL PURCHASES





        Institutional Class shares are offered to certain Lutheran institutions, Lutheran church organizations and certain other institutional investors as may be determined by the Trust from time to time, subject in each case to a minimum investment in each Fund of $100,000. There is no sales load imposed in connection with the purchase of Institutional Class shares.



        To make your first purchase of Institutional Class shares of the Funds:



        o   complete and sign an Institutional Account application;

        o   enclose a check made payable to the "LB Family of Funds;" and


        o mail your application and check to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue S., Minneapolis, MN 55415.

SUBSEQUENT PURCHASES


        To purchase additional shares of any of The Lutheran Brotherhood Family of Funds, send a check payable to the LB Family of Funds to LB Securities together with a completed To Invest By Mail form. You may also buy additional Fund shares through:


        o   your LB Securities representative;

        o the Systematic Investment Plan (SIP), under which you authorize automatic monthly payments to the Fund from your checking account;

        o   the automatic Payroll Deduction Plan;

        o   Invest-by-Phone; or

        o   Federal Reserve or bank wire.

INVEST-BY-PHONE


        The Fund's Invest-by-Phone service allows you to telephone LB Securities to request the purchase of Fund shares. You may elect this feature on your account application or you may complete an Account Features Request permitting LB Securities to accept your telephoned requests. When LB Securities receives your telephoned request, it will draw funds directly from your preauthorized bank account at a commercial or savings bank or credit union. The bank or credit union must be a member of the Automated Clearing House system. To use this service, you may call 800-328-4552 before 4:00 p.m. (Eastern time). Funds will be withdrawn from your bank or credit union account and shares will be purchased for you at the price next calculated by the Fund after receipt of funds from your bank. This service may also be used to redeem shares. See "Redeeming Shares."


FEDERAL RESERVE OR BANK WIRE

        You may purchase shares by Federal Reserve or bank wire directly to Norwest Bank Minnesota, N.A. This method will result in a more rapid investment in Fund shares. To wire Funds:

Notify LB Securities of a pending wire, call: (800) 328-4552

Wire to:       Norwest Bank of Minneapolis, NA
               Norwest Bank
               6th Street and Marquette Avenue
               Minneapolis, MN  55479

ABA Routing #: 091000019

Account #:     00-003-156

Account Name:  Lutheran Brotherhood Securities Corp.

Use text message to indicate:


Transfer for -shareholder name(s), fund number and account number, LB Representative name and number.


Your LB Securities representative can explain any of these investment plans.

MINIMUM INVESTMENTS REQUIRED


        The minimum investment required for Institutional Class Shares of a Fund is $100,000 for an initial purchase and $1,000 for additional purchases.


EXCHANGING SHARES BETWEEN FUNDS


        Shareholders of any of the Funds of The Lutheran Brotherhood Family of Funds may exchange their shares for available shares of the same class of any of the other Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to minimum investment requirements. Each such exchange constitutes a sale of shares requiring the calculation of a capital gain or loss for tax reporting purposes. To obtain an exchange form or to receive more information about making exchanges between funds, contact your LB Securities representative. This exchange offer may be modified or terminated in the future. If the exchange offer is materially modified or terminated, you will receive at least 60 days prior notice. Exchanges between classes of the same Fund are not permitted.


TELEPHONE EXCHANGES

        You may make the type of exchanges between Funds described above by telephone unless otherwise indicated on the account application. You may make an unlimited number of telephone exchanges. Telephone exchanges must be for a minimum amount of $1,000. Telephone exchanges may be made into new or existing Fund or LB Money Market Fund accounts, and all accounts involved in telephone exchanges must have the same ownership registration. To request a telephone exchange, call toll-free (800) 328-4552.

        The Funds reserve the right to refuse a wire or telephone redemption or exchange if it is reasonably believed to be unauthorized. Procedures for redeeming or exchanging Fund shares by wire or telephone may be modified or terminated at any time by the Funds. When requesting a redemption or exchange by telephone, shareholders should have available the correct account registration and account number or tax identification number. All telephone redemptions and exchanges are recorded and written confirmations are subsequently mailed to an address of record. Neither the Funds nor LB Securities will be liable for following redemption or exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and LB Securities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or LB Securities may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures.

WHAT YOUR SHARES WILL COST

        The offering price of the Fund is the next determined net asset value (which will fluctuate). Currently there is no sales load imposed in connection with the purchase of Institutional Class shares.

                         NET ASSET VALUE OF YOUR SHARES


        LB Money Market Fund seeks to maintain a stable $1.00 net asset value pursuant to procedures established by the Board of Trustees in connection with the amortized cost method of portfolio valuation. The net asset value for the other seven Funds varies with the value of their investments. Each Fund determines its net asset value for a particular class by adding the value of Fund assets attributable to such class, subtracting the Fund's liabilities attributable to such class, and dividing the result by the number of shares of that class outstanding.


        The Funds determine their net asset value on each day the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The calculation is made as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. Eastern time) after the Fund has declared any applicable dividends.


                              MULTIPLE CLASS SYSTEM

SUMMARY



        The Trust has adopted a system of multiple classes of shares for each of the Funds (the "Multiple Class System") consisting of Class A shares, Class B shares and Institutional Class shares.



        Institutional Class shares are offered to Lutheran institutions, Lutheran church organizations and certain other institutional investors as may be determined by the Trust from time to time, subject in each case to a minimum investment in each Fund of $100,000. There is no sales load imposed in connection with the purchase of Institutional Class shares and such shares are not subject to any Rule 12b-1 fee or shareholder servicing fee. Because the sales charges and expenses vary between the Class A and B shares and Institutional Class shares, performance will vary will respect to each class. A copy of the Class A and Class B prospectus may be obtained by writing LB Securities or by calling toll free (800) 328-4552.



        Automatic Conversion of Class A Shares to Institutional Class Shares.

        Class A shares, including any shares received as dividends or distributions with respect to such shares, will automatically convert to Institutional Class shares if the shareholder becomes ineligible to hold Class A shares. Lutheran institutions and Lutheran church organizations with accounts of at least $100,000 are not eligible to hold Class A shares. Consequently, any such account in Class A shares would be subject to automatic conversion to Institutional Class shares. The Fund will provide such Class A shareholders with prior notice of any such automatic conversion. Any automatic conversion will take place on the basis of relative net asset values of the two classes.


                              RECEIVING YOUR ORDER

        Shares of the Funds are issued on days on which the New York Stock Exchange is open. The net asset value of the shares you are buying will be determined at the close of the regular trading session of the New York Stock Exchange after your order is received.

        Your order will be considered received when your check or other payment is received in good order by the home office of LB Securities. The Funds reserve the right to reject any purchase request.

                           CERTIFICATES AND STATEMENTS


        As transfer agent for the Funds, LB Securities will maintain a share account for you. Share certificates will not be issued. Systematic Investment Plan, Systematic Withdrawal Plan and Systematic Exchange Plan transactions, as well as dividend transactions (including dividends reinvested to other funds) will be confirmed on the quarterly consolidated statement. All other transactions will be reported as they occur.



                                REDEEMING SHARES

        One of the advantages of owning shares in The Lutheran Brotherhood Family of Funds is the rapid access you have to your investment. Once your request for redemption has been received at the home office of LB Securities, your shares will be redeemed at the next computed net asset value on any day on which the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission. That net asset value may be more or less than the net asset value at the time you bought the shares.

        You may redeem your shares at any time you choose. The redemption method you choose will determine exactly when you will receive your funds.

        All eight Lutheran Brotherhood funds allow you to redeem your shares:

        o   in writing;

        o   through Redeem-by-Phone; or

        o   through the Fund's systematic withdrawal plan.

WRITTEN REQUESTS

        To redeem all or some of your shares, send a written request to:

        Lutheran Brotherhood Securities Corp.
        625 Fourth Avenue South
        Minneapolis, Minnesota 55415

        Authorized Signature: The signature of an authorized representative of your institution on the redemption request must be guaranteed by:

        o   a trust company or commercial bank;

        o   a savings association;

        o   a credit union; or

        o a securities broker, dealer, exchange, association, or clearing agency.

        The Fund will not accept signatures that are notarized by a notary public.

        Receiving Your Check: Normally, each Fund will mail you a check within one business day after it receives a proper redemption request, but in no event more than three days, unless the Fund has not received payment for the shares to be redeemed. (See "Redemption before Purchase Instruments Clear.")


REDEEM BY PHONE

        If you have completed an Account Features Request, you may redeem shares with a net asset value of at least $1,000 and have them transmitted electronically to your commercial bank by the second business day after your redemption request.

SYSTEMATIC WITHDRAWAL

        Shareholders owning or buying shares with a net asset value of at least $150,000 may order automatic monthly, quarterly, semiannual or annual redemptions in any amount. The proceeds will be sent to the shareholder or other designated payee, or may be deposited in the shareholder's commercial bank, savings bank or credit union.

        Income dividends and capital gains distributions will continue to be reinvested in additional Fund shares. Shares will be redeemed as necessary to make automatic payments to the shareholder.





ACCOUNTS WITH LOW BALANCES


        Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account if the net asset value of Institutional Class shares in the account falls below $100,000 for all Funds.


        Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 60 days to purchase additional shares. Shares will not be redeemed if the account's value drops below the minimum only because of market fluctuations.

BACKUP WITHHOLDING

        When you sign your account application you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failure to report income to the IRS. If you violate IRS regulations, the IRS can generally require the Funds to withhold 31% of your taxable distributions and redemptions.

FOR MORE INFORMATION


        For more information about the Fund or your shares, see your LB Securities representative or call toll-free (800) 328-4552.

                           DIVIDENDS AND CAPITAL GAINS

DIVIDENDS


        Each Fund declares and pays dividends from net income at regular intervals. LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund declare and pay dividends monthly. LB Fund declares and pays dividends quarterly. LB Opportunity Growth Fund, LB Mid Cap Growth Fund and LB World Growth Fund each declare and pay dividends annually in years that the relevant Fund has accumulated enough net income to require the payment of a dividend. LB Money Market Fund declares dividends daily and pays accumulated dividends monthly.


        Unless you ask to receive all or a portion of your dividends in cash, they will automatically be reinvested in shares of the Fund. You may also choose to have your dividends reinvested into an existing account in another Fund within The Lutheran Brotherhood Family of Funds. On the dividend payable date, your dividend will be invested in the designated Fund account at net asset value. In order to receive your dividends in cash, you must notify LB Securities in writing or indicate this choice in the appropriate place on your account application. Your request to receive all or a portion of your dividends and other distributions in cash must be received by LB Securities at least ten days before the record date of the dividend or other distribution.

STATEMENTS

        You will receive quarterly statements of dividends and capital gains paid the previous quarter.

CAPITAL GAINS

        The Funds distribute their realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.


                                      TAXES


        As with any investment, you should consider the tax implications of an investment in the Funds. The following discussion is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. In particular, the following discussion does not address the taxation of foreign shareholders in the Funds. You should consult with your tax advisor with specific reference to your own tax situation.


FUNDS' TAX STATUS

        The Funds expect to pay no federal income tax because they intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

SHAREHOLDERS' TAX POSITION


        Except for dividends you receive from LB Municipal Bond Fund, unless you are otherwise exempt, you will be required to pay federal income tax on any dividends and other distribution that you receive. This applies whether you receive dividends or distributions in cash or as additional shares. To the extent any of the Funds earn interest from U.S. Government obligations, a number of states may allow pass-through treatment and permit shareholders to exclude a portion of their dividends from state income tax. For corporate shareholders, dividends paid to shareholders may qualify for the 70% dividends received deduction to the extent the Fund earns dividend income from domestic corporations. The Funds will mail annually to each shareholder advice as to the tax status of each year's dividends and distributions.



        You will not be required to pay federal income tax on the automatic conversion of Class A shares to Institutional Class shares that occurs when the shareholder is no longer eligible to hold Class A shares.



        You will not be required to pay federal income tax on any LB Municipal Bond Fund dividends you receive which represent net interest received on tax-exempt municipal bonds. The portion of that Fund's distributions representing net interest income from taxable temporary investments, market discount on tax-exempt municipal bonds, and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. Most of that Fund's income is expected to be free of federal income tax. This applies whether you receive dividends in cash or as additional shares. The Fund's income, however, is not necessarily free from state income taxes. State laws differ on this issue and shareholders are advised to consult their own tax advisers. The Fund will provide to shareholders an annual breakdown of the percentage of its income from each state. Information on the tax status of dividends will be provided annually. You should also note that income that is not subject to federal income tax may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income tax. If the LB Municipal Bond Fund holds certain "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by that Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by that Fund in determining certain adjustments for the federal alternative minimum tax and the environmental tax.



        Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other income taxes. In the event that more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities in foreign corporations, a Fund may elect, for U.S. income tax purposes, to treat certain foreign taxes paid by it as paid by its shareholders. Should a Fund make that election, a pro rata portion of such foreign taxes paid by the Fund will constitute income to you (in addition to taxable dividends actually received by you), and you may be entitled to claim an offsetting tax credit or itemized deduction for that amount of foreign taxes.



        For federal income tax purposes, all dividends paid by the Fund that are derived from taxable net investment income and net short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Distributions paid by the Fund from net long-term capital gains (including such distributions paid by the LB Municipal Bond Fund), whether received in cash or reinvested in additional shares, are taxable as long-term capital gain. The capital gain holding period for this purpose is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%.



        The Taxpayer Relief Act of 1997 (the "Act") alters the taxation of net capital gain income. Under the Act, individuals, trusts and estates that hold capital investments for more than 18 months may be taxed at a maximum long-term capital gain rate of 20% on the sale or exchange of those investments. Individuals, trusts and estates that hold certain assets for more than 12 months but not more than 18 months may be taxed at a maximum mid-term capital gain rate of 28% on the sale or exchange of those investments. Net short-term capital gains remain taxable as ordinary income. The Act allows the

Internal Revenue Service to prescribe regulations on how the Act's new capital gain rates will apply to sales of capital assets by "pass-thru entities," which include regulated investment companies such as the Funds. To date regulations have not yet been prescribed, and it remains unclear how the Act's new rates will apply to capital gain dividends or undistributed capital gains, including for example the extent, if any, to which capital gain dividends or undistributed capital gains from the Funds will be taxed to individuals at the new rates for mid-term capital gains rather than the long-term capital gain rates. Investors are urged to consult their own tax advisors with respect to the new rules contained in the Act.


                                FUND PERFORMANCE


        From time to time, quotations of the Funds' performance in terms of yield or total return may be included in advertisements, sales literature, or shareholder reports. Total return and yield information for the Funds are computed separately for each class of shares of the Funds. Any variations in shareholder servicing fees, Rule 12b-1 fees or sales charges among the classes offered now or in the future by the Funds will have an impact on such performance data. Shares of the Funds had no class designations until October 31, 1997 when designations were assigned based upon the sales charges, Rule 12b-1 fees and shareholder servicing fees. Institutional Class shares are not currently subject to such sales charges, Rule 12b-1 fees or shareholder servicing fees. All performance figures are based on historical results and are not intended to indicate future performance. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.



        "Total returns" are based on the change in value of an investment in a Fund for a specified period. "Average annual total return" is the average annual compounded rate of return of an investment in a Fund at the maximum public offering price, if applicable, assuming the investment has been held for one year, five years and ten years as of a stated ending date. (If the Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.) Average annual return quotations assume a constant rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods. "Cumulative total return" represents the cumulative change in value of an investment in a Fund over a stated period. Average annual total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account. These calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

        The yield of the LB High Yield Fund, LB Income Fund, LB Municipal Bond Fund and LB Money Market Fund refers to the income generated by an investment in the Fund. A Fund's yield is computed by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result. The yield of the LB Money Market Fund refers to the income generated by an investment in that Fund over a specified seven-day period. The LB Municipal Bond Fund's tax-equivalent yield is a hypothetical current yield that the Fund's actual current yield is comparable to when the shareholder is assumed to pay federal income tax on the entire hypothetical yield at a specific tax rate. Yields for a Fund are expressed as annualized percentages. The "effective yield" of the LB Money Market Fund is expressed similarly but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested and will reflect the effects of compounding.

        The average annual total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees. Where sale charges are not applicable and therefore not taken into account in the calculation of average annual total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses will also increase performance results.

        The Funds' performance reported from time to time in advertisements and sales literature may be compared to generally accepted indices or analyses such as those provided by Lipper Analytical Service, Inc., Standard & Poor's and Dow Jones. Performance ratings reported periodically in financial publications such as "Money Magazine", "Forbes", "Business Week", "Fortune", "Financial Planning" and the "Wall Street" Journal will be used. In addition, subject to applicable law and regulations, the Funds may refer to performance ratings reported by Lipper Analytical Services, and other organizations, that reflects performance data for periods prior to the introduction of the current class designations and periods after such designations went into effect.


                           THE FUNDS AND THEIR SHARES


        All the Funds in The Lutheran Brotherhood Family of Funds, except the LB World Growth Fund and LB Mid Cap Growth Fund, were organized in 1993 as series of The Lutheran Brotherhood Family of Funds, a Delaware business trust. Each of those Funds is the successor to a fund of the same name that previously operated as a separate corporation or trust pursuant to a reorganization that was effective as of November 1, 1993. The LB World Growth Fund and LB Mid Cap Growth Fund began operating as a series of the LB Family of Funds on September 5, 1995 and May 30, 1997, respectively. The fiscal year end of the Trust and each Fund is October 31. Prior to October 31, 1997, the shares of the Funds had no specific class designations. As of that date, Class A, Class B and Institutional Class shares were authorized by the Board of Trustees of the Trust. The Trust has reserved the right to create other classes of shares in the future.


        The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


        Shares of a Fund when issued are fully and nonassessable by the Trust. Shares of Fund represent an identical interest in the same portfolio of investments of the Fund and have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the sales charge applicable to each class; (c) the Rule 12b-1 distribution fees and shareholder servicing fees borne by each class; (d) the expenses allocable exclusively to each class, if any; and (e) voting rights on matters exclusively affecting a single class. The differences in fees and expenses borne by each class will result in different net asset values (except for LB Money Market Fund) and dividends for the classes. Each share has one vote (with proportionate voting for fractional shares) irrespective of net asset value. The Board of Trustees authorized the creation of such shares by adopting a Multiple Class Plan pursuant to Rule 18f-3 of the 1940 Act. Rule 18f-3 and the Trust's Master Trust Agreement require shareholders of specific classes of shares to vote on certain matters on a class-by-class basis. The Trust has reserved the right to create other classes of shares in the future.


        Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. The Trustees may fill vacancies on the Board or appoint new Trustees provided that immediately after such action at least two-thirds of the Trustees have been elected by shareholders. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares or by three-fourths of the Trustees; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, the relevant Fund or Funds will assist shareholders in shareholder communications.

                                 FUND MANAGEMENT

BOARD OF TRUSTEES

        The Board of Trustees of the Trust is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders.

INVESTMENT ADVISER

        Investment decisions for each of the Funds, except the LB World Growth Fund, are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides investment research and supervision of the Funds' investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of the Funds' assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc.

        Michael A. Binger, Assistant Vice President of LB Research, has been the portfolio manager of LB Opportunity Growth Fund since October 31, 1994.
Mr. Binger has been with LB Research since 1987.

        James M. Walline, Vice President of LB Research and Vice President of the Funds has been the portfolio manager of LB Fund since October 31, 1994. Mr. Walline has been with LB Research since 1969.

        Brian Thorkelson, Assistant Vice President of LB Research, serves as the portfolio manager of LB Mid Cap Growth Fund. Mr. Thorkelson has been with LB Research since 1989, previously serving as a securities analyst for LB Research and Lutheran Brotherhood.

        Thomas N. Haag, Assistant Vice President of LB Research, has been the portfolio manager of LB High Yield Fund since 1992. Mr. Haag has been with LB Research since 1986.

        Charles E. Heeren, Vice President of LB Research has been the portfolio manager of LB Income Fund since 1987. Mr. Heeren has been with LB Research since 1976.

        Janet I. Grangaard, Assistant Vice President of LB Research, has been portfolio manager of LB Municipal Bond Fund since January 1, 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Grangaard has been with LB Research since 1988.

        Gail R. Onan, Assistant Vice President of LB Research, has been the portfolio manager of LB Money Market Fund since January 1, 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Onan has been with LB Research since 1986.

        LB Research has engaged Rowe Price-Fleming International, Inc. ("Price-Fleming") as investment sub-advisor for Lutheran Brotherhood World Growth Fund. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $22.2 billion under management as of December 31, 1995 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program. The members of the advisory group are listed below.

        Martin G. Wade, Christopher Alderson, Peter Askew, David Boardman, Richard J. Bruce, Mark T.J. Edwards, John R. Forde, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren.

        Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States.

        Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multicurrency fixed income portfolios. Christopher Alderson joined Price-Fleming in 1988, and has nine years of experience with the Fleming Group in research and portfolio management, including an assignment in Hong Kong. David Boardman joined Price-Fleming in 1988 and has 21 years experience in managing multicurrency fixed income portfolios. Richard J. Bruce joined Price-Fleming in 1991 and has seven years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis, including three years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management, including assignments in the Far East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 16 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has seven years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.


        LB Research and Price-Fleming personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


        LB Research receives an annual investment advisory fee from each Fund. The advisory contract between LB Research and the Trust provides for the following advisory fees: LB Opportunity Growth Fund pays an advisory fee equal to .75% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60% of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion, and .50% of average daily net assets over $1 billion. LB Mid Cap Growth Fund pays an advisory fee equal to
 .70% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60 % of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion and .50% of average daily net assets over $1 billion. LB World Growth Fund pays and advisory fee equal to 1.25% of average daily net assets up to $20 million, 1.10% of average daily net assets over $20 million but not over $50 million, and 1.00% of average daily net assets over $50 million. LB Fund pays an advisory fee equal to .65% of average daily net assets of $500 million or less, .60% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB High Yield Fund pays an advisory fee equal to .65% of average daily net assets of $500 million or less, .60% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily assets over $1 billion. LB Income Fund pays an advisory fee equal to .60% of average daily net assets of $500 million or less, .575% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB Municipal Bond Fund pays an advisory fee equal to .575% of average daily net assets of $500 million or less, .5625% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB Money Market Fund pays an advisory fee equal to .50% of average daily net assets of $500 million or less, .475% of average daily net assets on the next $500 million of average daily net assets, .45% of average daily net assets on the next $500 million of average daily net assets, .425% of average daily net assets on the next $500 million of average daily net assets, and .40% of average daily net assets over $2 billion.



        Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee for each of the Funds equal to
 .25% of the average daily net assets of the Fund. This .25% waiver applies to the contractual rates of compensation in the previous paragraph at each level of average daily net assets.


        During the most recent fiscal year of each Fund, LB Research received fees amounting to the following percentages of each Fund's average daily net assets:


            LB Opportunity Growth Fund              0.69%
            LB World Growth Fund*                   0.90%
            LB Fund                                 0.64%
            LB High Yield Fund                      0.64%
            LB Income Fund                          0.59%
            LB Municipal Bond Fund                  0.57%
            LB Money Market Fund**                  0.44%

------------

*    After giving effect to a fee waiver of 0.18%.
**   After giving effect to a fee waiver of 0.06%.


         LB Research pays the Sub-advisor for the LB World Growth Fund an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of that Fund's average daily net assets. The percentage decreases as the Fund's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Fund, the assets of the Fund are combined with the assets of the LB Series Fund, Inc. World Growth Portfolio, another fund with investment objectives and policies that are similar to the LB World Growth Fund and for which the Sub-advisor also provides sub-advisory services. The sub-advisory fee LB Research pays the Sub-advisor is equal to the LB World Growth Fund's pro rata share of the combined assets of the Fund and the LB Series Fund, Inc. World Growth Portfolio and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the LB World Growth Fund and the LB Series Fund, Inc. World Growth Portfolio exceed $200 million, the sub-advisory fee for the LB World Growth Fund is equal to .50% of all of the Fund's average daily net assets. At September 30, 1997 the combined assets of LB World Growth Fund and World Growth Portfolio totaled $369.4 million.



         LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Institutional Class shares to an annual rate of 1.70% of the average daily net assets of such class. LB Research has further undertaken, until October 31, 1998, and thereafter until further notice to LB World Growth Fund, to waive its advisory fee in order to limit the Fund's total operating expenses for Institutional Class shares to an annual rate of 1.70% of the average net assets of such class. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Institutional Class shares to 0.70% of the average net assets of such class.

         Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points

(0.05%) from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.


                               FUND ADMINISTRATION

ADMINISTRATIVE SERVICES

        LB Securities, the Funds' distributor, provides administrative personnel and services necessary to operate the Funds on a daily basis at for a fee equal to 0.02 percent of each Fund's daily net assets.

        During the fiscal year ended October 31, 1996, the Funds paid the following amounts to LB Securities for administrative services:


          LB Opportunity Growth Fund              $51,379
          LB World Growth Fund                    $ 8,217
          LB Fund                                $163,270
          LB High Yield Fund                     $148,767
          LB Income Fund                         $207,659
          LB Municipal Bond Fund                 $142,190
          LB Money Market Fund                   $ 87,973


CUSTODIAN

        State Street Bank and Trust Company ("State Street Bank") is custodian of the Funds' cash and securities.

TRANSFER AGENT

        LB Securities serves as transfer agent for the Funds, with the assistance of Norwest Bank Minnesota, N.A., respecting cash transactions.

INDEPENDENT ACCOUNTANTS

        Price Waterhouse LLP is the independent accountants for the Funds.

                           DESCRIPTION OF DEBT RATINGS


         Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o   Leading market positions in well-established industries.

         o   High rates of return of funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:

BONDS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor=s capacity or willingness to meet its financial commitments on the obligation.


         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

         The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC       The rating CC typically is currently highly vulnerable to nonpayment.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         Commercial Paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                                  HOW TO INVEST

         o    Complete and sign the General Application

         o    Enclose a check made payable to The Lutheran Brotherhood Family of
              Funds:

         o    Mail your application and check to:

                  Lutheran Brotherhood Securities Corp.
                  625 Fourth Avenue South
                  Minneapolis, Minnesota 55415


                                    ADDRESSES

Lutheran Brotherhood
Lutheran Brotherhood Research Corp.
Lutheran Brotherhood Securities Corp.
The Lutheran Brotherhood Family of Funds
625 Fourth Avenue South
Minneapolis, Minnesota 55415

State Street Bank and Trust Company
P.O. Box 1591
Boston, Massachusetts 02104

Norwest Bank Minnesota, N.A.
Sixth & Marquette Avenue
Minneapolis, Minnesota 55402

Price Waterhouse LLP
3100 Multifoods Tower
33 South Sixth Street
Minneapolis, Minnesota 55402

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                            LUTHERAN BROTHERHOOD FUND

                      LUTHERAN BROTHERHOOD HIGH YIELD FUND

                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND

                                    SERIES OF
                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 31, 1997


                                TABLE OF CONTENTS

                                                                            Page
Investment Policies and Restrictions....................................... 2
Additional Information Concerning Certain Investment Techniques............ 4
Fund Management............................................................10
Investment Advisory Services...............................................13
Administrative Services....................................................16
Distribution and Shareholder Services......................................17
Brokerage Transactions.....................................................19
Code of Ethics.............................................................21
Purchasing Shares..........................................................21
Sales Charges..............................................................21
Net Asset Value............................................................22
Redeeming Shares...........................................................24
Tax Status.................................................................24
General Information........................................................25
Calculation of Performance Data............................................26
Report of Independent Public Accountants and Financial Statements..........30



        The Lutheran Brotherhood Family of Funds (the "Trust") offers eight Funds, each of which offer three classes of shares: Class A, Class B and Institutional Class shares. Class A and B shares are offered through a combined prospectus and Institutional Class shares are offered through a separate prospectus. Each such prospectus is referred to hereinafter as a "prospectus". This Statement of Additional Information should be read in conjunction with the prospectus dated October 31, 1997 for the applicable class of the Lutheran Brotherhood Opportunity Growth Fund ("LB Opportunity Growth Fund"), Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund"), Lutheran Brotherhood World Growth Fund ("LB World Growth Fund"), Lutheran Brotherhood Fund ("LB Fund"), Lutheran Brotherhood High Yield Fund ("LB High Yield Fund"), Lutheran Brotherhood Income Fund ("LB Income Fund"), Lutheran Brotherhood Municipal Bond Fund ("LB Municipal Bond Fund") and Lutheran Brotherhood Money Market Fund ("LB Money Market Fund") series of The Lutheran Brotherhood Family of Funds (the "Trust"). This Statement is not a prospectus itself. To receive a copy of either prospectus, write to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) 328-4552.


                      FOR MORE INFORMATION, CALL TOLL-FREE
                                 (800) 328-4552

                      INVESTMENT POLICIES AND RESTRICTIONS


        As set forth in part under "Investment Limitations" in the Fund's Prospectus, the Fund has adopted certain fundamental and nonfundamental investment policies.


        The fundamental investment restrictions for the Fund are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called,
(i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a "1940 Act Majority Vote").) Under these restrictions, with respect to each Fund:


        (1) The Fund may not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund's total assets immediately after the time of such borrowing.

        (2) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

        (3) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or that invest or deal in real estate.

        (4) The Fund may not engage in underwriting or agency distribution of securities issued by others; provided, however, that this restriction shall not be construed to prevent or limit in any manner the power of the Fund to purchase and resell restricted securities or securities for investment.

        (5) The Fund may not lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by the Fund's investment objective and policies will not be considered a loan for purposes of this limitation.

        (6) The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer.

        (7) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission.


        (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.



        (9) The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry. This restriction does not apply to the LB Municipal Bond Fund.


        The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, with respect to the
Fund:

        (1) The Fund may not purchase securities on margin or sell securities short, except that the Fund may obtain short-term credits necessary for the clearance of securities transactions and make short sales against the box. The deposit or repayment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin.

        (2) The Fund may not purchase or sell interests in oil, gas and other mineral exploration or development programs or leases, although it may invest in securities of companies that do.

        (3) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the value of its total assets would be invested in the securities of business enterprises (which does not include issuers of asset-backed securities) that, including predecessors, have a record of less than three years of continuous operations.

        (4) The Fund may not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

        (5) The Fund may not invest in securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940 or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

        (6) The Fund may not invest in warrants, if at the time of such investment (a) more than 5% of the value of the Fund's total assets would be invested in warrants or (b) more than 2% of the value of the Fund's total assets would be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange (and for this purpose, warrants attached to securities will be deemed to have no value).

        (7) The LB Money Market Fund may not write, purchase, or sell puts, calls, or any combination of puts and calls.


        (8) The LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The LB Money Market Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.


        (9) The Fund will not purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund's total assets are outstanding.


        (10) The LB Mid Cap Growth Fund may not write put options but may write covered call options and purchase put and call options.

                       ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

        Some of the investment instruments, techniques and methods which may be used by each Fund to aid in achieving its investment objective, and the risks attendant thereto, are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Investment Risks" sections of the Funds' Prospectus.

SHORT SALES AGAINST THE BOX

        The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

FOREIGN FUTURES AND OPTIONS

        Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

        Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

        Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

        Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

        Hybrid Instruments. Hybrid Instruments (a type of potentially high risk derivative) have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity, particular currency, or a domestic foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

        The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INVESTMENT RISKS OF FOREIGN INVESTING

        There are special risks in investing in the LB World Growth Fund, as discussed in the Prospectus. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest ("Portfolio Companies"). Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $5,000.

        Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. The Fund is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. In addition to the general risks of foreign investing described in the Trust's Prospectus, other risks include:

        Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, the Advisor and Sub-advisor do not believe that any current repatriation restrictions would affect its decision to invest in these countries.

        Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

        Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, the Philippines' National Assembly was dissolved in 1986 following a period of intense political unrest and the removal of President Marcos. During the 1960's, the high level of communist insurgency in Malaysia paralyzed economic activity, but by the 1970's these communist forces were suppressed and normal economic activity resumed. In 1991, the existing government in Thailand was overthrown in a military coup. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

        Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economics. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

        Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

        Taxes. The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

        Costs. Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund are higher.

        Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

        Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

        It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

        The Fund may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Fund invests in such investment portfolios, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

        Apart from the matters described herein, the Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

        Foreign Currency Transactions. The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

        Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

        At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

        As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

        If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

        Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.

        For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


                                 FUND MANAGEMENT


        The officers and Trustees of the Trust and their addresses, positions with the Trust, and principal occupations are set forth below. As of September 30, 1997 the officers and Trustees own less than 1% of any Fund's outstanding shares.



           NAME AND ADDRESS                 POSITION WITH THE TRUST             PRINCIPAL OCCUPATION DURING THE
                                                                                         PAST 5 YEARS
Rolf F. Bjelland*                       Chairman, Trustee and             Executive Vice President and Chief
625 Fourth Avenue South                 President                         Investment Officer, Lutheran
Minneapolis, MN                                                           Brotherhood; President and Director,
Age 59                                                                    Lutheran Brotherhood Research Corp;
                                                                          Director and Vice President-Investments,
                                                                          Lutheran Brotherhood Variable Insurance
                                                                          Products Company; Director and Executive
                                                                          Vice President, Lutheran Brotherhood
                                                                          Financial Corporation; Director, Lutheran
                                                                          Brotherhood Securities Corp.; Director,
                                                                          Lutheran Brotherhood Real Estate Products
                                                                          Company; Director, Chairman and President of
                                                                          LB Series Fund, Inc.

Charles W. Arnason                      Trustee                           Lawyer in private practice; formerly
101 Judd Street, Suite 1                                                  member of Head, Hempel. Seifert &
P.O. Box 150                                                              Vander Weide; formerly Executive
Marine-On St. Croix, MN                                                   Director of Minnesota Technology
Age 69                                                                    Corridor; formerly Senior Vice
                                                                          President, Secretary and General Counsel of
                                                                          Cowles Media Company; Officer, Director or
                                                                          Trustee of various community non-profit
                                                                          boards and organizations; Director of LB
                                                                          Series Fund, Inc.

Herbert F. Eggerding, Jr.               Trustee                           Retired Executive Vice President and
12587 Glencroft Dr.                                                       Chief Financial Officer, Petrolite
St. Louis, MO                                                             Corporation; Director, Wheat Ridge
Age 60                                                                    Foundation; Director, Lutheran
                                                                          Charities Association of St. Louis,
                                                                          MO; Director of LB Series Fund, Inc.

Connie M. Levi                          Trustee                           Retired President of the Greater
P.O. Box 675325                                                           Minneapolis Chamber of Commerce;
Rancho Santa Fe, CA                                                       Director or member of numerous
Age 58                                                                    governmental, public service and
                                                                          non-profit boards and organizations;
                                                                          Director of LB Series Fund, Inc.

           NAME AND ADDRESS                 POSITION WITH THE TRUST             PRINCIPAL OCCUPATION DURING THE
                                                                                          PAST 5 YEARS

Noel K. Estenson                                                          Chairman, CENEX, Inc.; Director of
CENEX, Inc.                                                               LB Series Fund, Inc.
P.O. Box 64089
St. Paul, MN
Age 58

Bruce J. Nicholson*                     Trustee                           Executive Vice President and Chief
625 Fourth Avenue South                                                   Financial Officer, Lutheran
Minneapolis, MN                                                           Brotherhood; Director, Executive Vice
Age 50                                                                    President and Chief Financial Officer,
                                                                          Lutheran Brotherhood Financial
                                                                          Corporation; Director, Lutheran
                                                                          Brotherhood Research Corp; Director,
                                                                          Lutheran Brotherhood Securities Corp.;
                                                                          Director and Chief Financial Officer,
                                                                          Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Director,
                                                                          Lutheran Brotherhood Real Estate
                                                                          Products Company; Director, LB Series
                                                                          Fund, Inc.

Ruth E. Randall                         Trustee                           Retired Interim Dean, Division of
25 Stanley, #A2                                                           Continuing Studies, University of
West Hartford, CT                                                         Nebraska-Lincoln; formerly Associate
Age 68                                                                    Dean, Teachers College and Professor,
                                                                          Department of Educational
                                                                          Administration, Teachers College,
                                                                          University of Nebraska-Lincoln;
                                                                          Commissioner of Education for the
                                                                          State of Minnesota; Director or member
                                                                          of numerous governmental, public
                                                                          service and non-profit boards and
                                                                          organizations; Director of LB Series
                                                                          Fund, Inc.

James R. Olson                          Vice President                    Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President, Lutheran Brotherhood
Minneapolis, MN                                                           Variable Insurance Products Company;
Age 55                                                                    Vice President, Lutheran Brotherhood
                                                                          Research Corp.; Vice President,
                                                                          Lutheran Brotherhood Research Corp.;
                                                                          Vice President, Lutheran Brotherhood
                                                                          Securities Corp.; Vice President,
                                                                          Lutheran Brotherhood Real Estate
                                                                          Products Company; Vice President of
                                                                          LB Series Fund, Inc.

Richard B. Ruckdashel                   Vice President                    Assistant Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Vice President of LB
Minneapolis, MN                                                           Series Fund, Inc.
Age 42

           NAME AND ADDRESS                 POSITION WITH THE TRUST             PRINCIPAL OCCUPATION DURING THE
                                                                                          PAST 5 YEARS
James M. Walline                        Vice President                    Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President, Lutheran Brotherhood
Minneapolis, MN                                                           Research Corp.; Vice President,
Age 52                                                                    Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Vice
                                                                          President of LB Series Fund, Inc.

Wade M. Voigt                           Treasurer                         Assistant Vice President, Mutual Fund
625 Fourth Avenue South                                                   Accounting, Lutheran Brotherhood;
Minneapolis, MN                                                           Treasurer of LB Series Fund, Inc.
Age 41

Otis F. Hilbert                         Secretary and Vice President      Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Counsel, Vice President and Secretary,
Minneapolis, MN                                                           Lutheran Brotherhood Securities Corp.;
Age 60                                                                    Counsel and Secretary of Lutheran
                                                                          Brotherhood Research Corp.; Vice
                                                                          President and Secretary, Lutheran
                                                                          Brotherhood Real Estate Products
                                                                          Company; Vice President and Assistant
                                                                          Secretary, Lutheran Brotherhood
                                                                          Variable Insurance Products Company;
                                                                          Secretary and Vice President of LB
                                                                          Series Fund, Inc.



---------------------

(*) "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his positions with affiliated entities referred to elsewhere herein.


        Lutheran Brotherhood, directly and through its wholly-owned subsidiary companies, owned 9.60% of the outstanding shares of LB World Growth Fund and 8.92% of the outstanding shares of LB Money Market Fund as of September 30, 1997.


COMPENSATION OF TRUSTEES AND OFFICERS

        The Funds make no payments to any of its officers for services performed for the Fund. Trustees of the Trust who are not interested persons of the Trust are paid an annual retainer fee by the Trust of $21,500 and an annual fee of $9,000 per year to attend meetings of Board of Trustees.

        Trustees who are not interested persons of the Trust are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Fund.

        For the fiscal year ended October 31, 1996, the Trustees of the Trust received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:

                                                          PENSION OR
                                                           RETIREMENT
                                                        BENEFITS ACCRUED      ESTIMATED ANNUAL
   NAME AND POSITION                AGGREGATE            AS PART OF FUND        BENEFITS UPON             TOTAL COMPENSATION
       OF PERSON             COMPENSATION FROM TRUST        EXPENSES             RETIREMENT        PAID BY FUND AND FUND COMPLEX (1)
Rolf F. Bjelland(2)                        $0                $0                      $0                           $0
Chairman and Trustee

Charles W. Arnason                     $19,783               $0                      $0                      $29,000
Trustee

Herbert F. Eggerding, Jr.              $19,783               $0                      $0                      $29,000
Trustee

Connie M. Levi                         $19,783               $0                      $0                      $29,000
Trustee

Bruce J. Nicholson(2)                       $0               $0                      $0                           $0
Trustee

Ruth E. Randall                        $19,783               $0                      $0                      $29,000
Trustee


-------------------------

(1) The "Fund Complex" includes The Lutheran Brotherhood Family of Funds and LB Series Fund, Inc.

(2) "Interested person" of the Fund as defined in the Investment Company Act of 1940.


                          INVESTMENT ADVISORY SERVICES

        The Funds' investment adviser, LB Research, was organized as a Pennsylvania corporation in 1969 and was reincorporated as a Minnesota corporation in 1987. It has been in the investment advisory business since 1970. LB Research is a wholly-owned subsidiary of Lutheran Brotherhood Financial Corporation which, in turn, is a wholly-owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The officers and directors of LB Research who are affiliated with the Trust are set forth under "Fund Management".

        Investment decisions for each of the Funds, except the LB World Growth Fund, are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides overall investment supervision of the LB World Growth Fund's investments, with investment decisions for that Fund being made by an investment sub-advisor. Except for the LB World Growth Fund, LB Research provides investment research and supervision of each Fund's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of each Fund's assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc. The Master Advisory Contract (the "Advisory Contract") for the Funds provides that Lutheran Brotherhood has reserved the right to grant the non-exclusive use of the name "Lutheran Brotherhood" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from each Fund the use of the name "Lutheran Brotherhood". The name "Lutheran Brotherhood" will continue to be used by each Fund as long as such use is mutually agreeable to Lutheran Brotherhood and the Funds.

        Investment decisions for the LB World Growth Fund are made by Rowe Price-Fleming International, Inc. (the "Sub-advisor"), which LB Research has engaged the sub-advisor for that Fund. The Sub-advisor manages that Fund on a daily basis, subject to the overall direction of LB Research and the Funds' Board of Trustees.

        The Sub-advisor was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. The Sub-advisor is one of the world's largest international mutual fund asset managers with approximately $17 billion under management as of December 31, 1994 in its offices in Baltimore, London, Tokyo and Hong Kong.

        To the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (exclusive of interest, taxes, brokerage expenses, distribution expenses, extra-ordinary items and any other items allowed to be excluded by applicable state law) paid or incurred by any of the Funds in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is (which does not presently apply to any of the Funds) currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

        The Advisory Contract provides that it shall continue in effect with respect to each Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

        The Sub-advisory Contract provides that it shall continue in effect with respect to the LB World Growth Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Sub-advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.


        LB Research receives an annual investment advisory fee from each Fund. The Advisory Contract provides for the following advisory fees: The advisory contract between LB Research and the Trust provides for the following advisory fees: LB Opportunity Growth Fund pays an advisory fee equal to .75% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60% of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion, and .50% of average daily net assets over $1 billion. LB Mid Cap Growth Fund pays an advisory fee equal to .70% of average daily net assets up to $100 million, .65% of average daily net assets over $100 million but not over $250 million, .60 % of average daily net assets over $250 million but not over $500 million, .55% of average daily net assets over $500 million but not over $1 billion and .50% of average daily net assets over $1 billion. LB World Growth Fund pays and advisory fee equal to 1.25% of average daily net assets up to $20 million, 1.10% of average daily net assets over $20 million but not over $50 million, and 1.00% of average daily net assets over $50 million. LB Fund pays an advisory fee equal to .65% of average daily net assets of $500 million or less, .60% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB High Yield Fund pays an advisory fee equal to .65% of average daily net assets of $500 million or less, .60% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily assets over $1 billion. LB Income Fund pays an advisory fee equal to .60% of average daily net assets of $500 million or less, .575% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB Municipal Bond Fund pays an advisory fee equal to .575% of average daily net assets of $500 million or less, .5625% of average daily net assets over $500 million but not over $1 billion, and .55% of average daily net assets over $1 billion. LB Money Market Fund pays an advisory fee equal to .50% of average daily net assets of $500 million or less, .475% of average daily net assets on the next $500 million of average daily net assets, .45% of average daily net assets on the next $500 million of average daily net assets, .425% of average daily net assets on the next $500 million of average daily net assets, and .40% of average daily net assets over $2 billion.



        Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee for each of the Funds equal to
 .25% of the average daily net assets of the Fund. This .25% waiver applies to the contractual rates of compensation in the previous paragraph at each level of average daily net assets.



        Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.



        LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70%, and 1.70%, respectively, of the average daily net assets of the relevant class. LB Research has further undertaken, until October 31, 1998, and thereafter until further notice to LB World Growth Fund, to waive its advisory fee in order to limit the Fund's total operating expenses for Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70% and 1.70%, respectively, of the average net assets of the relevant class. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B shares and Institutional Class shares to 0.95%, 0.95%, and 0.70%, respectively of the average net assets of the relevant class.


        The total dollar amounts paid to LB Research under the investment advisory contract then in effect for the last three fiscal years (other than LB World Growth Fund, which is in its second year of operations, and LB Mid Cap Growth Fund, which is in its first year of operations) are as follows:

                                               10/31/96         10/31/95          10/31/94
LB Opportunity Growth Fund                   $ 1,563,341      $   938,166       $   522,579
LB World Growth Fund                             392,419           17,787                --
LB Fund                                        4,529,474        3,726,938         3,430,253
LB High Yield Fund                             4,150,072        3,509,710         3,091,898
LB Income Fund                                 5,330,930        5,431,506         5,721,652
LB Municipal Bond Fund                         3,551,045        3,504,880         3,554,569
LB Money Market Fund                           1,922,505        1,538,307         1,373,199


        LB Research waived fees with respect to LB World Growth Fund totaling $66,807 for the fiscal year ended October 31, 1996, and $13,415 for the period from September 5, 1995 to October 31, 1995. LB Research waived fees with respect to LB Money Market Fund totaling $246,901 for the fiscal year ended October 31, 1996, $253,844 for the fiscal year ended October 31, 1995, and $709,407 for the fiscal year ended October 31, 1994.



        LB Research pays the Sub-advisor for the LB World Growth Fund an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of the that Fund's average daily net assets. The percentage decreases as the Fund's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Fund, the assets of the Fund are combined with the assets of the World Growth Portfolio of LB Series Fund, Inc., another fund with investment objectives and policies that are similar to the LB World Growth Fund and for which the Sub-advisor also provides sub-advisory services. The sub-advisory fee LB Research pays the Sub-advisor is equal to the World Growth Fund's pro rata share of the combined assets of the Fund and the World Growth Portfolio of LB Series Fund, Inc. and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the LB World Growth Fund and the World Growth Portfolio of LB Series Fund, Inc. exceed $200 million, the sub-advisory fee for the LB World Growth Fund is equal to .50% of all of the Fund's average daily net assets. At September 30, 1997, the combined assets of LB World Growth Fund and World Growth Portfolio totaled $369.4 million.


        The total dollar amount paid by LB Research to the Sub-advisor of the LB World Growth Fund under the investment sub-advisory contract for the fiscal period ended October 31, 1996 is $211,461.




                             ADMINISTRATIVE SERVICES


        Lutheran Brotherhood Securities Corp. ("LB Securities") provides administrative personnel and services necessary to operate the Funds on a daily basis for a fee equal to 0.025 percent of the Funds' average daily net assets. Prior to January 1, 1996, the fee equaled 0.025 percent of the Fund's average daily net assets. During 1996, the fee equalled 0.0225 percent of the Fund's average daily net assets. Beginning January 1, 1997, the annual fee will be equal to .02 percent of the Fund's average daily net assets. The total dollar amounts paid to LB Securities for administrative services for the last three fiscal years are as follows:


                                           10/31/96       10/31/95         10/31/94
LB Opportunity Growth Fund               $   51,379      $   33,788       $   22,108
LB World Growth Fund                          8,217              56               --
LB Fund                                     163,270         144,572          115,321
LB High Yield Fund                          148,767         136,969          109,494
LB Income Fund                              207,659         215,922          123,528
LB Municipal Bond Fund                      142,190         151,391          119,601
LB Money Market Fund                         87,973          85,688           97,563


CUSTODIAN

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

TRANSFER AGENT


        LB Securities provides transfer agency services necessary to the Funds on a daily basis for a fee that is based on the number of shareholder accounts. The total dollar amounts paid to LB Securities for transfer agency services for the last three fiscal years are as follows:

                                           10/31/96          10/31/95          10/31/94

LB Opportunity Growth Fund               $    865,339      $   582,903       $   368,236
LB World Growth Fund                          169,451            4,983                --
LB Fund                                     1,610,381        1,478,056         1,386,545
LB High Yield Fund                          1,061,296          944,128           811,121
LB Income Fund                              1,382,275        1,398,946         1,409,791
LB Municipal Bond Fund                        516,423          517,010           501,350
LB Money Market Fund                        1,239,592        1,211,889         1,383,080

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, serves as the Trust's independent accountants, providing professional services including audits of the Funds' annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Funds.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

PLAN OF DISTRIBUTION AND DISTRIBUTION CONTRACT


        The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") with respect to the Class B shares of each Fund except for the LB Money Market Fund. General information about the 12b-1 Plan is set forth under "Distribution and Shareholder Servicing Plans" in the prospectus regarding the Class A and B shares. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of (1) making payments to underwriters, securities dealers and others engaged in the sale of Class B shares, including payments to LB Securities to be used to compensate or reimburse the LB Securities and others (including affiliates of LB Securities) engaged in the distribution and marketing of Class B shares or furnishing assistance to investors on an ongoing basis, and (2) providing reimbursement of direct out-of-pocket expenditures incurred by LB Securities in connection with the distribution and marketing of Class B shares, (3) providing reimbursements of payments of commissions to LB Securities's field force and others involved in the distribution of the Class B shares at the time of purchase, plus interest at a rate not to exceed prime plus 1% on the amount of unreimbursed commissions and
(4) providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature, the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Class B shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.



        The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the Class B shareholders and that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the 12b-1 Plan is in effect, the selection and nomination of the Trustees of the Trust who are not "interested persons" of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The 12b-1 Plan was initially approved by the Board of Trustees, including a majority of the Qualified Trustees, on September 9, 1997, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the Class B shares of any Fund at any time by a vote of a majority of the Qualified Trustees or by 1940 Act Majority Vote of the Class B shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.



        The Funds' distributor, LB Securities, is a Pennsylvania corporation organized in 1969. LB Securities is a wholly-owned subsidiary of LB Research and is located in Minneapolis, Minnesota. The officers and directors of LB Securities who are affiliated with the Trust are set forth under "Fund Management". Under a First Amended and Restated Distribution Contract dated October 31, 1997 (the "Distribution Contract"), LB Securities is granted the right to sell Class A, B and Institutional Class shares of the Funds as agent for the Trust. LB Securities agrees to use its best efforts to secure purchasers for the shares of the Funds. In connection with the services to be provided by LB Securities under the Distribution Contract, LB Securities receives from each Fund other than LB Money Market Fund an amount with respect to Class B shares determined at an annual rate of .75% of the average daily net asset value represented by such shares, such amount to be paid in arrears at the end of each calendar month. The Distribution Contract was initially approved by the Board of Trustees including a majority of the Qualified Trustees, on September 9, 1997, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees and the Qualified Trustees.


SHAREHOLDER SERVICING PLANS


        The Trust has adopted shareholder servicing plans (each a "Shareholder Servicing Plan") for the Class A and Class B shares of each Fund (including LB Money Market Fund). Such plans are more fully described in the prospectus for the Class A and Class B shares under the caption "Distribution and Shareholder Servicing Plans". Each Shareholder Servicing Plan provides that the relevant class may spend annually, directly or indirectly, up to .25% of the average daily value of the net assets attributable to the relevant class for shareholder servicing activities. Under the Distribution Contract, LB Securities has agreed to undertake certain shareholder servicing activities on behalf of the Funds in exchange for a fee of .25% of the average daily value of the net assets represented by Class A and Class B shares. A quarterly report of the amounts expended under the Shareholder Servicing Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Each Shareholder Servicing Plans may be amended by a majority of the Qualified Trustees or by a 1940 Act Majority Vote by shareholders of the respective class. The Shareholder Servicing Plans have been approved, and are subject to annual approval, by the Board of Trustees and the Qualified Trustees.



UNDERWRITING COMMISSIONS


        The total dollar amounts of gross underwriting commissions on sales of shares of the LB Opportunity Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond paid to LB Securities for the last three fiscal years, and the amounts retained by LB Securities for such years, are as follows:

                                             10/31/96                  10/31/95                   10/31/94
                                     -----------------------   ------------------------   ------------------------
                                        Gross        Amount        Gross        Amount        Gross        Amount
                                     Commissions    Retained    Commissions    Retained    Commissions    Retained
LB Opportunity Growth Fund           $2,272,864     $499,118   $1,423,809     $315,636    $2,365,893     $521,089
LB World Growth Fund                    857,697      187,621      153,713       33,490            --           --
LB Fund                               2,306,035      504,687    1,609,270      352,617     2,173,982      491,875
LB High Yield Fund                    3,372,402      742,668    2,422,070      530,028     2,932,618      646,449
LB Income Fund                        1,486,518      324,229    1,325,519      288,981     2,862,681      618,854
LB Municipal Bond Fund                  988,150      215,239      989,735      212,445     2,015,891      440,929

                             BROKERAGE TRANSACTIONS

PORTFOLIO TRANSACTIONS

        In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes LB Research, acting by its own officers, directors or employees or by a duly authorized subcontractor, including the Sub-advisor, to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, LB Research and the Sub-advisor will use reasonable efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, LB Research and the Sub-advisor will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, LB Research and the Sub-advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which LB Research or the Sub-advisor or an affiliate of LB Research or the Sub-advisor exercises investment discretion. LB Research and the Sub-advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, LB Research or the Sub-advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

        To the extent that the receipt of the above-described services may supplant services for which LB Research or the Sub-advisor might otherwise have paid, it would, of course, tend to reduce the expenses of LB Research or the Sub-advisor.

        The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by LB Research, the Sub-advisor, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which LB Research and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.

ROWE PRICE-FLEMING AFFILIATED TRANSACTIONS

        Subject to applicable SEC rules, as well as other regulatory requirements, the Sub-advisor of the LB World Growth Fund may allocate orders to brokers or dealers affiliated with the Sub-advisor. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Fund's Sub-advisor will report such allocations either to LB Research, which will report such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

BROKERAGE COMMISSIONS

        During the last three fiscal years, the Funds paid the following brokerage fees:

                                           10/31/96         10/31/95           10/31/94
LB Opportunity Growth Fund              $    472,846      $   197,461       $    68,483
LB World Growth Fund*                        108,394           24,302                --
LB Fund                                    1,349,473        1,787,109         3,106,422
LB High Yield Fund                            36,567           47,583            21,925
LB Income                                     92,838           61,164            83,788
LB Municipal Bond Fund                         7,399            9,518            17,558
LB Money Market Fund                              --               --                --

--------------------

* Amount paid to affiliated broker-dealer is $4,028 for the fiscal year ended October 31, 1996 and $250 for the period ended October 31, 1995.

        Of the brokerage fee amounts stated above and underwriting concessions of dealers from whom the Funds purchased newly issued debt securities, the following percentages were paid to firms which provided research, statistical, or other services to LB Research or the Sub-advisor in connection with the management of the Funds:

                                        10/31/96            10/31/95           10/31/94
LB Opportunity Growth Fund                0.60%               0.22%               9.06%
LB World Growth Fund                      0.48                0.08                  --
LB Fund                                   7.17                8.10                9.21
LB High Yield Fund                        0.24                0.70                0.67
LB Income Fund                            6.41                0.62                0.47
LB Municipal Bond Fund                      --                  --                  --
LB Money Market Fund                        --                  --                  --

PORTFOLIO TURNOVER RATE

        The rate of portfolio turnover in the Funds will not be a limiting factor when LB Research or the Sub-advisor deems changes in a Fund's portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

        For the last three fiscal years, the portfolio turnover rates of the LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund were as follows:

                                            10/31/96            10/31/95           10/31/94
LB Opportunity Growth Fund                     176%                213%                 64%
LB World Growth Fund                            11%                  0%                  --
LB Fund                                         91%                127%                234%
LB High Yield Fund                             104%                 71%                 50%
LB Income Fund                                 142%                131%                155%
LB Municipal Bond Fund                          33%                 36%                 38%


        The portfolio turnover rate for LB Mid Cap Growth Fund is not expected to exceed 100% during its initial year of operations although the actual rate could be higher.

                                 CODE OF ETHICS

        The Trust has adopted a code of ethics that imposes certain limitations and restrictions on personal securities transactions by persons having access to Fund investment information, including portfolio managers. Such access persons may not purchase any security being offered under an initial public offering, any security for which one of the Funds has a purchase or sale order pending, or any security currently under active consideration for purchase or sale by a Fund. Additionally, portfolio managers of the Funds may not purchase or sell any security within seven days before or after any transaction in such security by the Fund that he or she manages. In order for the Trust to monitor the personal investment transactions, all access persons must obtain the approval of an officer of the Trust designated by the Trustees before they may purchase or sell any security and they must have all such transactions reported to such officer by the broker-dealer through which the transaction was accomplished.


                                PURCHASING SHARES

        Initial purchases of Fund shares must be made by check and accompanied by an application. Subsequent purchases may be made by:

        -      check;
        -      Federal Reserve or bank wire;
        -      Invest-by-Phone;
        -      Systematic Investment Plan (SIP); and
        -      automatic payroll deduction.

        Use of checks, Federal Reserve or bank wire and Invest-by-Phone is explained in the General Information section of the Fund's prospectus under "Buying Shares of The Lutheran Brotherhood Family of Funds".

SYSTEMATIC INVESTMENT PLAN

        Under the Systematic Investment Plan program, funds may be withdrawn monthly from the shareholder's checking account and invested in the Funds. LB Securities representatives will provide shareholders with the necessary authorization forms.

AUTOMATIC PAYROLL DEDUCTION

        Under the Automatic Payroll Deduction program, funds may be withdrawn monthly from the payroll account of any eligible shareholder of a Fund and invested in a Fund. To be eligible for this program, the shareholder's employer must permit and be qualified to conduct automatic payroll deductions. LB Securities representatives will provide shareholders with the necessary authorization forms.


                                  SALES CHARGES


        Purchases of Fund shares other than the Institutional Class shares carry either an initial sales charges (Class A) or contingent deferred sales charge (Class B) as explained in the section of the Funds' prospectus relating to such shares entitled, "Sales Charges", which also lists ways to reduce or avoid sales charges on subsequent purchases.


        In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

         - directors and regular full-time and regular part-time employees of Lutheran Brotherhood and its subsidiaries;

         -        registered representatives of LB Securities; and

         - any trust, pension, profit-sharing or other benefit plan for such persons.

FULL-TIME EMPLOYEES

        Regular full-time and regular part-time employees of Lutheran Brotherhood are persons who are defined as such by the Lutheran Brotherhood Human Resources Policy Manual.

RESTRICTION ON SALE OF SHARES PURCHASED

        Sales to any of the persons or groups mentioned in this section are made only with the purchaser's written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.


                                 NET ASSET VALUE


LB OPPORTUNITY GROWTH FUND, LB MID CAP GROWTH FUND, LB WORLD GROWTH FUND, LB FUND, LB HIGH YIELD FUND, LB INCOME FUND, AND LB MUNICIPAL BOND FUND


         The net asset value per share is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.


         Net asset value is determined by adding the market or appraised value of all securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.


         The market value of each Fund's portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the "Exchange") on each day the Exchange is open, except the day after Thanksgiving. The value of portfolio securities is determined in the following manner:

- Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

- Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

- Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. LB Research may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

- Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

         For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

         Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

         All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

         For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

LB MONEY MARKET FUND

         The net asset value for each share of the LB Money Market Fund remains at $1.00.

USE OF AMORTIZED COST METHOD

         The Trustees have determined that the best method for determining the value of portfolio securities of the LB Money Market Fund is the amortized cost method. The Executive Committee will continue to assess this method of valuation and recommend changes to assure that the Fund's portfolio instruments are properly valued.

         The LB Money Market Fund's use of the amortized cost method of valuing portfolio securities depends on its compliance with an order (the "Order") of permanent exemption from certain provisions of the Investment Company Act of 1940 granted by the Securities and Exchange Commission. Under the Order, the Fund's Trustees must establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

         The Trustee's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Trustees will decide if any steps should be taken if there is a difference of more than .5% between the two. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

         The Order requires that the LB Money Market Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and that are of high quality as determined by any major rating agency. If they are not rated, the Trustees must determine that the instrument is of comparable quality. It also calls for the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share.

        The Order also allows the purchase of any instrument with a remaining maturity of more than one year. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the maturity to 90 days or less as soon as practicable. The 90-day maximum dollar-weighted average maturity notwithstanding, it is the Fund's intention to not exceed a dollar-weighted average maturity of 90 days.

        It is the Fund's usual practice to hold portfolio securities to maturity and realize par, unless sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

        In periods of DECLINING interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

        In periods of RISING interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value as computed above may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

CONVERSION TO FEDERAL FUNDS

        It is the LB Money Market Fund's policy to be as fully invested as possible so that maximum interest may be earned on money market instruments in the Fund's portfolio. To the end, all payments from investors must be in federal funds or be converted into federal funds when deposited to State Street Bank's account at the Boston Federal Reserve Bank. This conversion must be made before shares are purchased. State Street Bank will act as the investor's agent in depositing checks and converting them to federal funds. State Street will convert the funds and enter the investor's order for shares within two days of receipt of the check.


                                REDEEMING SHARES

        Shares may be redeemed with requests made:

        -      in writing;
        -      through Redeem-by-Phone; or
        -      through the Lutheran Brotherhood systematic withdrawal plan.

        All methods of redemption are described in the Funds' prospectus under "Redeeming Shares".


                                   TAX STATUS

THE FUNDS' TAX STATUS


        The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, for each of its tax years that has begun on or prior to August 5, 1997, among other requirements:

         - derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;



         - derive less than 30% of its gross income from the sale of securities held less than three months (the "30% test");


         -        invest in securities within certain statutory limits; and

         - distribute at least 90% of its ordinary income to shareholders.


For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of the requirements listed above except the 30% test in order to qualify for such treatment.


        It is each Fund's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.


        To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.


SHAREHOLDERS' TAX STATUS


        Information on a shareholder's tax status is described in the Fund's prospectus under "Taxes."


CAPITAL GAINS


        While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if LB Research believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.



                               GENERAL INFORMATION

        The Lutheran Brotherhood Family of Funds, a business trust organized under the laws of the State of Delaware, was established pursuant to a Master Trust Agreement dated July 15, 1993. The Trust is authorized to issue shares of beneficial interest, par value $.001 per share, divisible into an indefinite number of different series and classes and operates as a "series company" as provided by Rule 18f-2 under the 1940 Act. Currently, eight series of the Trust exist and each series is authorized to issue three classes of shares: Class A, Class B and Institutional Class shares. Effective October 31, 1997, all of the outstanding shares of the Funds were redesignated as Class A shares and, immediately thereafter, shares held by Lutheran institutions and church organizations with accounts of at least $100,000 were automatically converted to Institutional Class shares. The attributes of the various classes of shares are more fully described in their respective prospectus. The interests of investors in the various series of the Trust will be separate and distinct.



        The assets received by the Trust from the issue and sale of shares of a Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specially allocated to each class of such Fund and constitute the underlying assets of such Fund. The underlying assets of such Fund are required to be segregated on the books of account, and are charged with the expenses in respect of each class of the Fund and with a share of the general expenses of the Trust. Under the Trust's Multiple Class Expense Allocation Plan adopted under Rule 18f-3 of the 1940 Act, all expenses other than Rule 12b-1 and shareholder servicing fees are allocated pro rata based on the relative net assets of each class. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets of each class available for distribution.


         Except for the LB World Growth Fund and the LB Mid Cap Growth Fund, each Fund is the successor to a fund of the same name that previously operated as a separate corporation or trust. At a Special Meeting of Shareholders of each such fund held on October 28, 1993, the shareholders of each fund approved a reorganization of the respective funds as separate series of the Trust, which reorganization became effective on November 1, 1993. The LB World Growth Fund and the LB Mid Cap Growth Fund commenced operations as a series of The Lutheran Brotherhood Family of Funds on September 5, 1995 and May 30, 1997, respectively.


                         CALCULATION OF PERFORMANCE DATA


        The total return and yield of the Class A, Class B and Institutional Class shares will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds. The performance data listed below covers periods prior to the adoption of the current class designations. Shares of the Funds had no class designations until October 31, 1997, when designations were assigned based upon the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold thereafter. Total return and yield performance data for periods prior to October 31, 1997 have been restated to reflect the revised initial sales charge schedule for the Class A shares and the CDSC for the Class B shares that became effective on that date. However, the total return and yield performance data have not been restated to reflect Rule 12b-1 fees for the Class B shares and shareholder servicing fees for the Class A and B shares, which will adversely affect performance after October 31, 1997.


        Future performance data will reflect Rule 12b-1 fees, shareholder servicing fees and sales charges, where applicable, as follows:

                      Rule 12b-1          Shareholder Servicing Fee          Sales Charge
                      ----------          -------------------------          ------------
Class
 A                    None                  .25% of average daily            Maximum 4.0% initial sales
charge                                      net assets                       reflected(1)

 B                    .75% of               .25% of average daily            1- and 5- year periods reflect a
                      average daily(1)      net assets                       5% and 1% CDSC, respectively(1)

Institutional         None                  None                             None


-----------------


(1) Except for LB Money Market Fund, which is not subject to initial sales charges, CDSC or Rule 12b-1 fees.



        Calculations of performance data for all Funds except LB Opportunity Growth Fund in this section reflect the subsidization by Fund affiliates of fees and expenses relating to the Fund during the subject period.
In the absence of such subsidization actual performance would be lower.


TOTAL RETURN

        Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                  P(1+T)(n) = ERV

[In the above formula "n" is an exponent.]

Where:         P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return

               n      =      number of years

               ERV    =      ending redeemable value at the end of the
                             designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

        The calculation is based on the further assumptions that the maximum initial sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.




        The following table presents the average annual returns of the Class A shares for the indicated periods ended April 30, 1997:

 AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE INDICATED PERIODS ENDED
                                 APRIL 30, 1997*



LB OPPORTUNITY GROWTH FUND                         LB FUND                           LB HIGH YIELD FUND
--------------------------               --------------------------               -------------------------
1 year              -28.0%               1 year               14.19%              1 year               1.14%
Since Fund           9.72%               5 years              12.81%              5 years              9.46%
Inception
1/8/93
                                         10 years             10.73%              10 Years             9.25%




     LB INCOME FUND                        LB MUNICIPAL BOND FUND                    LB MONEY MARKET FUND
--------------------------               ---------------------------              --------------------------
1 year               2.08%               1 year               2.06%               1 year               4.62%
5 years              5.87%               5 years              6.05%               5 years              3.67%
10 years             7.71%               10 years             7.51%               10 years             5.17%



   LB WORLD GROWTH FUND
---------------------------
1 Year               1.20%

Since Fund           7.43%
Inception
(9/5/95)




* Reflects the revised initial sales charge schedule for the Class A shares effective October 31, 1997. Does not reflect the shareholder servicing fee applicable to the Class A shares after October 31, 1997.


YIELD

        Yield is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

[A formula is expressed here that is as follows:

        Yield is equal to 2 times the difference between the sixth power of a number and 1, where that number is equal to the sum of the quotient of a divided by b and 1.]

        Where:

        a         =        dividends and interest earned during the period minus
                           expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

        b         =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period

        To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

        In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

        With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), a Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.


        Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.0%.


        All accrued expenses are taken into account as described later herein.

        Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.


        The 30-day yield for the base period ended April 30, 1997, including the maximum sales charge of 4% for the LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund were 9.37%, 6.11%, and 4.66%, respectively.


TAX EQUIVALENT YIELD

        The LB Municipal Bond Fund may quote its tax equivalent yield. The LB Municipal Bond Fund's tax equivalent yield is computed by dividing that portion of such Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal rate and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 31% is 69%, that is 1.00 - 0.31 = 0.69.


        The LB Municipal Bond Fund's tax equivalent yields for the 30-day base period ended April 30, 1997, including the maximum sales charge of 4% assuming a tax rate of 15%, 28%, 31% and 39.6%, were 5.48%, 6.47%, 6.75% and 7.72%, respectively.

YIELD - MONEY MARKET FUND

        When the LB Money Market Fund quotes a "current annualized" yield, it is based on a specified recent seven calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

        The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees charge to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

        The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

        Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

        Yield For 7-day Period Ended 4/30/97.............................. 4.66%

        Effective Yield For 7-day Period Ended 4/30/97.................... 4.77%


ACCRUED EXPENSES

        Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The average annual total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees.


        Accrued expenses include the subsidization by Fund affiliates of fees or expenses relating to a Fund, during the subject period.


NONSTANDARDIZED TOTAL RETURN


        A Fund may provide the above described average annual total return results for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before such quarter end and at the commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.



           REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


        The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended October 31, 1996 of the Funds (except for the LB Mid Cap Growth Fund) are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference. In addition, the financial statements included in the Semi-Annual Report to Shareholders for the period ended April 30, 1997 of the Funds (except for the LB Mid Cap Growth Fund) are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference. The following are unaudited financial statements of LB Mid Cap Growth Fund for the period from commencement of operations (May 30, 1997) through September 30, 1997.

                    Lutheran Brotherhood Mid Cap Growth Fund
                            Portfolio of Investments
                               September 30, 1997
                                   (unaudited)

   Shares                                                                                        Value
                    COMMON STOCKS - 90.7% (a)
                    Aerospace - 1.6%
    1,540           Precision Castparts Corp............................................       $ 100,100
    1,670           Sunstrand Corp......................................................          96,234
                                                                                                  ------
                                                                                                 196,334
                                                                                                 -------

                    Airlines - 1.5%
    5,870           Southwest Airlines Co...............................................         187,473

                    Automotive - 3.3%
    4,860           Lear Corp...........................................................         239,355(b)
    6,390           Mark IV Industries, Inc.............................................         171,731
                                                                                                 -------
                                                                                                 411,086
                                                                                                 -------

                    Bank & Finance - 9.4%
    4,960           City National Corp..................................................         158,720
      530           Crestar Financial Corp..............................................          24,844
    5,930           Firstar Corp........................................................         214,963
    3,100            PMI Group..........................................................         177,669
    3,745           Reinsurance Group of America........................................         153,077
    1,790           Salomon, Inc........................................................         134,586
    3,820           Summit Bancorp......................................................         169,751
    2,490           TCF Financial Corp..................................................         145,509
                                                                                                 -------
                                                                                               1,179,119
                                                                                               ---------

                    Chemicals - 3.7%
    4,200           Avery Dennison Corp.................................................         168,000
    6,190           Crompton & Knowles Corp.............................................         164,422
    2,800           Cytec Industries, Inc...............................................         134,050
                                                                                                 -------
                                                                                                 466,472
                                                                                                 -------

                    Computer Software - 5.0%
    4,460           Autodesk, Inc.......................................................         202,373
    3,100           BMC Software, Inc...................................................         200,725(b)
    5,430           Cambridge Technology Partners, Inc..................................         194,462
    1,500           Cognos, Inc.........................................................          35,625(b)
                                                                                                 -------
                                                                                                 633,185
                                                                                                 -------

                    Computers & Office Equipment - 1.1%
    2,720           Electronics for Imaging, Inc........................................         138,720(b)
                                                                                                 -------

                    Conglomerates - 1.3%
    6,110           Whitman Corp........................................................         166,498
                                                                                                 -------

                    Drugs & Health Care - 8.4%
    6,000           Alza Corp...........................................................         174,000(b)
    4,040           Elan Corp. plc, ADS.................................................         202,253(b)
    4,280           Forest Laboratories, Inc............................................         180,295(b)
    3,480           Rexall Sundown, Inc.................................................         158,775(b)
    3,390           STERIS Corp.........................................................         139,414(b)
    3,490           Watson Pharmaceuticals, Inc.........................................         208,527
                                                                                               ---------
                                                                                               1,063,264
                                                                                               ---------

                    Electric Utilities - 1.0%
    3,820           Pacific Enterprises.................................................       $ 129,402
                                                                                               ---------

                    Electronics - 5.0%
    3,690           Adaptec, Inc........................................................         172,507
    2,640           SCI Systems, Inc....................................................         130,845(b)
    5,890           Vishay Intertechnology, Inc.........................................         155,717(b)
    4,780           VLSI Technology, Inc................................................         165,806
                                                                                                 -------
                                                                                                 624,875
                                                                                                 -------

                    Healthcare Management - 5.7%
    6,580           Humana, Inc.........................................................         156,686
    9,090           MedPartners, Inc....................................................         194,867(b)
    1,960           Pediatrix Medical Group, Inc........................................          86,485
    5,210           PhyCor, Inc.........................................................         151,416(b)
    2,650           Total Renal Care Holdings, Inc......................................         132,500(b)
                                                                                                 -------
                                                                                                 721,954
                                                                                                 -------

                    Hospital Management - 2.7%
    5,210           Health Management Associates, Inc...................................         164,766(b)
    4,120           Universal Health Services, Inc......................................         178,190(b)
                                                                                                 -------
                                                                                                 342,956
                                                                                                 -------

                    Leisure & Entertainment - 1.4%
    3,940           Promus Hotel Corp...................................................         176,561(b)
                                                                                                 -------

                    Media - 3.3%
    3,100           Clear Channel Communications, Inc...................................         201,112(b)
    7,950           Outdoor Systems, Inc................................................         208,687(b)
                                                                                                 -------
                                                                                                 409,799
                                                                                                 -------

                    Mining & Metals - 4.3%
    3,520           Mueller Industries, Inc.............................................         159,940(b)
    4,110           Steel Dynamics, Inc.................................................          96,585(b)
    3,100           Titanium Metals Corp................................................         115,475
    3,470           UCAR International, Inc.............................................         165,692(b)
                                                                                                 -------
                                                                                                 537,692
                                                                                                 -------

                    Office Products - 1.9%
    5,510           Boise Cascade Office Products.......................................         104,001
    3,760           US Office Products Company..........................................         132,540
                                                                                                 -------
                                                                                                 236,541
                                                                                                 -------

                    Oil & Oil Service - 3.9%
    2,020           Cooper Cameron Corp.................................................         145,061(b)
    2,110           Diamond Offshore Drilling, Inc......................................         116,446(b)
    2,490           Reading & Bates Corp................................................         103,491
    2,770           Sun Company, Inc....................................................         121,361
                                                                                                 -------
                                                                                                 486,359
                                                                                                 -------

                    Pollution Control - 1.4%
    4,510           USA Waste Services, Inc.............................................         179,836(b)
                                                                                                 -------

                    Publishing & Printing - 1.2%
    5,560           Banta Corp..........................................................       $ 154,985
                                                                                               ---------

                    Restaurants - 2.2%
    5,810           Applebee's International, Inc.......................................         145,250
    4,920           Outback Steakhouse, Inc.............................................         135,915
                                                                                                 -------
                                                                                                 281,165
                                                                                                 -------

                    Retail - 5.3%
    3,120           AutoZone, Inc.......................................................          93,600
    6,500           Borders Group, Inc..................................................         178,750(b)
    2,040           Consolidated Stores Corp............................................          85,425
    4,270           General Nutrition Companies.........................................         124,364(b)
    6,040           OfficeMax, Inc......................................................          91,732(b)
    2,440           Tiffany & Co........................................................         103,700
                                                                                                 -------
                                                                                                 677,571
                                                                                                 -------

                    Scientific Instruments - 2.1%
    3,550           Waters Corp.........................................................         156,866
    2,850           Thermo Instrument Systems, Inc......................................         120,056
                                                                                                 -------
                                                                                                 276,922
                                                                                                 -------

                    Services - 9.1%
    7,510           AccuStaff, Inc......................................................        236,565(b)
    3,740           Culligan Water Technologies, Inc....................................        172,040(b)

    5,020           Galileo International, Inc..........................................         140,246
    4,600           Sterling Commerce, Inc..............................................         165,313(b)
    2,300           Stewart Enterprises, Inc............................................         100,625
    7,420           SunGard Data Systems, Inc...........................................         179,935(b)
    3,340           Sylvan Learning Systems, Inc........................................         146,542
                                                                                               ---------
                                                                                               1,141,266
                                                                                               ---------

                    Telecommunications Equipment - 2.3%
    4,260           ADC Telecommunications, Inc.........................................         138,450(b)
    5,510           DSC Communications Corp.............................................         148,426
                                                                                                 -------
                                                                                                 286,876
                                                                                                 -------

                    Telephone & Telecommunications - 2.6%
    1,070           Century Telephone Enterprises.......................................          47,080
    6,090           LCI International, Inc..............................................         162,146
    2,440           Telephone and Data Systems, Inc.....................................         109,800
                                                                                                 -------
                                                                                                 319,026
                                                                                                 -------

                    Total Common Stock (cost $10,889,590)...............................       11,425,937

 Principal
    Amount
                    SHORT-TERM SECURITIES - 9.3%
$1,160,000          Federal Home Loan Mortgage Discount Notes,
                    6.05%, due 10/01/1997...............................................       1,160,000
                                                                                               ---------
                    Total Investments (cost $12,049,590)................................       12,585,937(c)
                                                                                               ==========

NOTES TO PORTFOLIO OF INVESTMENTS:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b)      Currently non-income producing.

(c) At September 30, 1997, the aggregate cost of securities for federal income tax purposes was $12,049,590 and the net unrealized appreciation of investments based on that cost was $536,347 which is comprised of $689,343 aggregate gross unrealized appreciation and $152,996 aggregate gross unrealized depreciation.

         The accompanying notes are an integral part of the financial statements.

                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1997
                                   (unaudited)

ASSETS:

Investments in securities, at value (cost,$12,049,590) ............       $ 12,585,937
Cash ..............................................................              9,354
Receivable for investment securities sold .........................            149,095
Dividend receivable ...............................................              1,593
Unamortized organization costs ....................................             42,012
                                                                          ------------

   Total assets ...................................................         12,787,991
                                                                          ------------

LIABILITIES:

Payable for investment securities purchased .......................            629,159
Accrued expenses ..................................................             46,842
                                                                          ------------

   Total liabilities ..............................................            676,001

NET ASSETS ........................................................       $ 12,111,990
                                                                          ============

NET ASSETS CONSIST OF:

Trust capital (1,134,490 shares of beneficial interest outstanding)       $ 11,356,829
Accumulated net investment loss ...................................            (16,327)
Accumulated net realized gain from sale of investments ............            235,141
Unrealized net appreciation of investments ........................            536,347

NET ASSETS ........................................................       $ 12,111,990
                                                                          ============

Net asset value and redemption price per share
($12,111,990 / 1,134,490 shares of beneficial interest outstanding)       $      10.68
                                                                          ============

Maximum public offering price per share
($10.68 / 0.95 for a 5% sales charge ..............................       $      11.24
                                                                          ============

The accompanying notes are an integral part of the financial statements.

                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                             STATEMENT OF OPERATIONS

             For the period from May 30, 1997 to September 30, 1997
                                   (unaudited)

INVESTMENT INCOME:

Income -
Dividend income .............................................         $   6,805
Interest income .............................................            14,799
                                                                      ---------

Total income ................................................            21,604
                                                                      ---------

Expenses -
Investment advisory fee .....................................            13,616
Transfer agent services .....................................            13,957
Custodian fee ...............................................               973
Administrative personnel and services .......................               389
Printing and postage ........................................             2,280
Trust share registration costs ..............................             9,685
Auditing fees ...............................................             1,488
Legal fees ..................................................                23
Trustees' fees ..............................................             1,179
Amortization of organization costs ..........................             1,909
Miscellaneous ...............................................               331
                                                                      ---------

Total expenses before expense reimbursement .................            45,830

Expense reimbursement from investment advisor ...............            (7,899)
                                                                      ---------

Net Expenses ................................................            37,931
                                                                      ---------

Net investment loss .........................................           (16,327)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investment transactions ................           235,141

Net change in unrealized appreciation of investments ........           536,347
                                                                      ---------

Net gain on investments .....................................           771,488
                                                                      ---------

Net increase in net assets resulting from operations ........         $ 755,161
                                                                      =========

The accompanying notes are an integral part of the financial statements.

                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                               For the period from
                                  May 30, 1997
                               (effective date) to
                               September 30, 1997
                 INCREASE (DECREASE) IN NET ASSETS: (unaudited)

OPERATIONS:
Net investment loss ....................................            $   (16,327)
Net realized gain (loss) on investments ................                235,141
Net change in unrealized appreciation or
depreciation of investments ............................                536,347
                                                                   ------------

Net increase in net assets resulting from
operations .............................................                755,161

TRUST SHARE TRANSACTIONS:

Net proceeds from sale of shares .......................             11,530,965
Cost of shares redeemed ................................               (174,136)
                                                                   ------------

Net change in net assets from trust share
transactions ...........................................             11,356,829
                                                                   ------------

Net increase in net assets .............................             12,111,990

NET ASSETS:

Beginning of period ....................................                      0

End of period ..........................................           $ 12,111,990
                                                                   ============

The accompanying notes are an integral part of the financial statements.

                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

               For a share outstanding throughout each period (a)

                               For the period from
                                  May 30, 1997
                                (effective date)

                               September 30, 1997

                                   (unaudited)

Net asset value, beginning of period ........................        $ 9.25
                                                                     ------

Income From Investment Operations:
Net investment loss .........................................         (0.01)
Net realized and unrealized gain
  (loss) on investments .....................................          1.44
                                                                     ------

Total from investment operations ............................          1.43
                                                                     ------

Net asset value, end of period ..............................        $10.68
                                                                     ======

Total investment return at
  net asset value (b) .......................................         15.46%

Net assets, end of period ($ millions) ......................        $ 12.1

Ratio of expenses to average
  net assets ................................................          1.95%(c)

Ratio of net investment loss to
  average net assets ........................................          0.84%(c)

Portfolio turnover rate .....................................            54%

     Average commission rate (d) $0.0582

----------

Notes to Financial Highlights:

(a)      All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(c)      Computed on an annualized basis.

(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

         The accompanying notes are an integral part of the financial statements.

                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1997
                                   (unaudited)

(1)      ORGANIZATION

         The Lutheran Brotherhood Mid Cap Growth Fund is organized as a separate series of The Lutheran Brotherhood Family of Funds (the "Trust") which is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eight series (the "Fund(s)"), each with its own investment objective and policies. The eight Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund. The Lutheran Brotherhood Mid Cap Growth Fund's registration was declared effective by the Securities and Exchange Commission and began operations as a series of the Lutheran Brotherhood Family of Funds on May 30, 1997.

(2)      SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations-

         Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements-

         The Fund may engage in repurchase agreement transactions in pursuit of its investment objective. When the Fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income-

         Interest income is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium and market discount. Dividend income is recorded on the ex-dividend date.

Options and Financial Futures-

         The Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates.

         Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

         Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Federal Income Taxes-

         It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions-

         The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Organization Costs-

         Organization costs incurred in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders-

         Dividends from net investment income, if available, are declared and paid annually. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

         Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Other-

         Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses on investments and unrealized appreciation an depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The Fund is charged for the operating expenses that are directly attributable to it. Fund operating expenses that cannot be directly attributable to the Fund are either shared equally or allocated among the Funds based on the relative net assets of each Fund or via other methodologies.

         The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3)      FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees-

         The Fund pays Lutheran Brotherhood Research Corp. (LBRC), the investment advisor, a fee for its advisory services. The fee is accrued daily and paid monthly. The fee is based on the following annual rates of average daily net assets: 0.70% for the first $100 million in assets, 0.65% for the next $150 million in assets, 0.60% for the next $250 million in assets, 0.55% for the next $500 million in assets, and 0.50% for assets over $1 billion.

         For the period ended September 30, 1997, the advisory fees of the LB Mid Cap Growth Fund totaled $13,616 of which $7,899 were voluntarily waived by LBRC to limit the Fund's expense ratio to 1.95% of average daily net assets. LBRC can terminate its voluntary waiver of expenses at any time at its discretion.

Sales Charges and Other Fees-

         For the period ended September 30, 1997, Lutheran Brotherhood Securities Corp. (LBSC), the Trust's distributor, received $207,614 in sales charges paid by purchasers of Fund shares. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund. LBSC also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. Effective January 1, 1997, a new agreement went into effect whereby LBSC will receive an annual fee equal to 0.02% of average daily net assets. LBSC received $389 from the LB Mid Cap Growth Fund for the period ended September 30, 1997. In addition, LBSC provides the Fund with transfer agent services pursuant to an agreement and received $13,957 from the LB Mid Cap Growth Fund for the period ended September 30, 1997.

         The Fund have adopted a trustee fee deferral plan which allows the Trustees to defer the receipt of all or a potion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

         Certain officers and non-independent trustees of the Fund are officers and directors of LBRC and LBSC; however, they receive no compensation from the Funds.

(4)      SECURITIES LENDING


         To generate additional income, the Fund may participate in securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The Fund bears the risk that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the period ended September 30, 1997.

(5)      INVESTMENT TRANSACTIONS

         Purchases and Sales of Investment Securities-

         For the period ended September 30, 1997, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were $13,641,485 and $2,987,035, respectively.

Investments in Options and Futures Contracts-

         The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

(6)      SHARES OF BENEFICIAL INTEREST

         The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

LB Mid Cap
Growth Fund

Shares outstanding at October 31, 1996 -

Shares sold                                                    1,151,393
Shares redeemed                                                  (16,903)
                                                               ---------
Shares outstanding at September 30, 1997                       1,134,490
                                                               =========

                                     PART C
                        To the Registration Statement of
                    The Lutheran Brotherhood Family of Funds


Item 24.          Financial Statements and Exhibits.

                  (a) Financial Statements: Included in the Statement of Additional Information (Part B): Unaudited Financial Statements of LB Mid Cap Growth Fund for the Four Month Period Ended September 30, 1997



                  (b)      Exhibits:


         Exhibit No.                                 Description
         -----------                                 -----------
           (1)                   First Amended and Restated Master Trust Agreement of the Registrant (3)
           (1)(b)                Form of Amendment No. 1 to First Amended and Restated Master Trust Agreement
                                 (4)
           (1)(c)                Form of Amendment No. 2 to First Amended and Restated Master Trust Agreement
                                 (5)
           (1)(d)                Form of Amendment No. 3 to First Amended and Restated Master Trust Agreement
                                 (1)
           (2)                   By-Laws of the Registrant (2)
           (3)                   Not applicable
           (4)                   Not applicable
           (5)(a)                Form of Master Advisory Contract between the Registrant and Lutheran Brotherhood
                                 Research Corp. (2)
           (5)(b)                Form of Amendment to Master Advisory Contract (4)
           (5)(c)                Form of Sub-Advisory Agreement between Lutheran Brotherhood Research Corp. and
                                 Rowe Price-Fleming International, Inc. (4)
           (6)                   Form of Amended and Restated Distribution Contract (1)
           (7)                   Not applicable
           (8)(a)                Form of Custodian Contract between the Registrant and State Street Bank and Trust
                                 Company (2)
           (8)(b)                Form of Amended and Restated Transfer Agency Agreement between the Registrant and
                                 Lutheran Brotherhood Securities Corp. (1)
           (8)(c)                Form of Administrative Services Agreement between the Registrant and Lutheran
                                 Brotherhood Securities Corp. (2)
           (8)(d)                Form of Amendment to Custodian Contract (4)
           (8)(f)                Administration Contract Between The Lutheran Brotherhood Family of Funds and
                                 Lutheran Brotherhood Securities Corp. (4)
           (8)(g)                Form of Amendment to Administrative Services Agreement (4)
           (8)(h)                Form of Amendment to Custodian Contract (5)
           (8)(j)                Form of Amendment to Administration Contract (5)
           (9)                   Not applicable
           (10)                  Opinion and consent of counsel (1)
           (11)                  Consent of Independent Accountants (1)
           (12)                  Not applicable
           (13)(a)               Subscription and Investment Letter with respect to each of Lutheran Brotherhood
                                 Opportunity Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High
                                 Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal
                                 Bond Fund and Lutheran Brotherhood Money Market Fund (3)
           (13)(b)               Form of Subscription and Investment Letter with respect to Lutheran Brotherhood
                                 World Growth Fund (4)
           (13)(c)               Form of Subscription and Investment Letter with respect to Lutheran Brotherhood Mid
                                 Cap Growth Fund (5)
           (14)(a)(i)            Lutheran Brotherhood Defined Contribution Plan and Trust, Standardized Target Benefit
                                 Plan and Trust Adoption Agreement, Target Benefit Plan and Trust Adoption Agreement,
                                 Standardized Nonintegrated Profit Sharing Plan and Trust Adoption Agreement,
                                 Standardized Nonintegrated Money Purchase Plan and Trust Adoption

                                 Agreement, Standardized Integrated Profit Sharing Plan and Trust Adoption Agreement,
                                 Standardized Integrated Money Purchase Plan and Trust Adoption Agreement, Integrated Money
                                 Purchase Plan and Trust Adoption Agreement, Nonintegrated Money Purchase Plan and Trust
                                 Adoption Agreement, Nonintegrated Profit Sharing Plan and Trust Adoption Agreement and
                                 Integrated Profit Sharing Plan and Trust Adoption Agreement (2)
           (14)(a)(ii)           Lutheran Brotherhood Defined Benefit Plan and Trust, Standardized Nonintegrated
                                 Defined Benefit Plan Adoption Agreement and Standardized Integrated Defined Benefit
                                 Plan and Trust Adoption Agreement (2)
           (14)(b)               Lutheran Brotherhood Individual Retirement Account, Disclosure Statement and Custodial
                                 Agreement (2)
           (14)(c)               Lutheran Brotherhood Self-Directed Individual Retirement Account, Supplemental
                                 Disclosure Statement, Disclosure Statement and Custodial Agreement (2)
           (14)(d)               Lutheran Brotherhood Tax Sheltered Custodial Account (2)
           (14)(e)               Lutheran Brotherhood Prototype Simplified Employee Pension Plan (2)
           (15)(a)               Plan of Distribution Pursuant to Rule 12b-1 with respect to the Class B Shares (1)
           (15)(b)               Shareholder Servicing Plan with respect to the Class A Shares (1)
           (15)(c)               Shareholder Servicing Plan with respect to the Class B Shares (1)
           (16)                  Schedule of computation of performance data provided in response to Item 22 of this
                                 Registration Statement (3)
           (18)                  Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 (1)
           (19)(a)               Powers of Attorney for Rolf F. Bjelland, Wade M. Voigt, Charles W. Arnason, Herbert
                                 F. Eggerding, Jr., Luther O. Forde and Ruth E. Randall (3)
           (19)(b)               Power of Attorney for Connie M. Levi (3)
           (19)(c)               Power of Attorney for Bruce J. Nicholson (4)
           (19)(d)               Power of Attorney for Noel K. Estenson (1)
           (27)                  Financial Data Schedule (1)


------------------

           (1)    Filed herein
           (2)    Filed in Post-Effective Amendment No. 51  on August 27, 1993
           (3)    Filed in Post-Effective Amendment No. 52  on October 25, 1993
           (4)    Filed in Post-Effective Amendment No. 55  on June 16, 1995
           (5)    Filed in Post-Effective Amendment No. 58  on March 10, 1997


Item 25.          Persons Controlled by or under Common Control with Registrant.

                  None.

Item 26.          Number of Holders of Securities

                  As of July 31, 1997 the number of record holders of shares of the Registrant were as follows:

                    (1)                                                 (2)
                                                                     Number of
             Title of Class                                       Record Holders
             --------------                                       --------------
         Shares of Beneficial Interest

Lutheran Brotherhood Opportunity Growth Fund                          56,290
LB Mid Cap Growth Fund                                                 1,590
Lutheran Brotherhood World Growth Fund                                15,902
Lutheran Brotherhood Fund                                             87,558
Lutheran Brotherhood High Yield Fund                                  56,415
Lutheran Brotherhood Income Fund                                      56,651

Lutheran Brotherhood Municipal Bond Fund                              22,227
Lutheran Brotherhood Money Market Fund                                56,298

Item 27.          Indemnification.

         Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

         Under the Distribution Agreement between the Registrant and Lutheran Brotherhood Securities Corp., the Registrant's distributor, the Registrant has agreed to indemnify, defend and hold Lutheran Brotherhood Securities Corp., its officers, directors, employees and agents and any person who controls Lutheran Brotherhood Securities Corp. free and harmless from and against any loss, claim, damage, liability and expense incurred by any of them arising out of or based upon any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement, the Prospectus or Statement of Additional Information of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by Lutheran Brotherhood Securities Corp.

         Under the Amended and Restated Transfer Agent and Service Agreement between the Registrant and Lutheran Brotherhood Securities Corp., the Registrant has agreed, provided that Lutheran Brotherhood Securities Corp. has at all relevant times acted in good faith and without negligence or willful misconduct, to indemnify and hold Lutheran Brotherhood Securities Corp. harmless from and against any and all losses, damages, costs, charges, attorneys fees, payments, expenses and liability arising out of or attributable to (a) all actions of Lutheran Brotherhood Securities Corp. or its agents or subcontractors required to be taken under the Transfer Agency and Service Agreement or which arise out of the Registrant's lack of good faith, negligence, or willful misconduct or the breach of any representation or warranty of the Registrant under the Transfer Agency and Service Agreement, (c) the reliance on or use by Lutheran Brotherhood Securities Corp. or its agents or subcontractors of information, records or documents which are furnished by or on behalf of Registrant, (d) the reliance on or the carrying out by Lutheran Brotherhood Securities Corp. or its agents or subcontractors of any instructions or requests by Registrant, or (e) the offer or sale of shares of the Registrant unknown by Lutheran Brotherhood Securities Corp. to be in violation of law.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser.

         Lutheran Brotherhood Research Corp. has been engaged in the investment advisory business since 1970. Lutheran Brotherhood, the indirect parent company of LB Research, also acts as investment adviser to LB Series Fund, Inc.

         The directors and officers of Lutheran Brotherhood Research Corp. are listed below, together with their principal occupations during the past two years. (Their titles may have varied during that period.)

Directors:

Robert P. Gandrud, Chairman (President and Chief Executive Officer of Lutheran
  Brotherhood)
Rolf F. Bjelland (Executive Vice President of Lutheran Brotherhood)
Bruce J. Nicholson (Executive Vice President of Lutheran Brotherhood)
Paul R. Ramseth (Executive Vice President of Lutheran Brotherhood)
William H. Reichwald (Executive Vice President of Lutheran Brotherhood)

Officers:

Rolf F. Bjelland, President
Anita J. T. Young, Treasurer (Vice President and Treasurer of Lutheran
  Brotherhood)
Otis F. Hilbert, Secretary (Vice President of Lutheran Brotherhood)
Jerald E. Sourdiff, Controller (Senior Vice President and Controller of Lutheran
  Brotherhood)
Charles E. Heeren, Vice President (Vice President of Lutheran Brotherhood)
James R. Olson, Vice President (Vice President of Lutheran Brotherhood)
James M. Walline, Vice President (Vice President of Lutheran Brotherhood) Michael A. Binger, Assistant Vice President (Associate Portfolio Manager of
  Lutheran Brotherhood)
Randall L. Boushek, Assistant Vice President (Vice President of Lutheran
  Brotherhood)
Janet I. Grangaard, Assistant Vice President (Associate Portfolio Manager of
  Lutheran Brotherhood)
Thomas N. Haag, Assistant Vice President (Assistant Vice President of Lutheran
  Brotherhood)
Michael G. Landreville, Assistant Vice President (Associate Portfolio Manager of
  Lutheran Brotherhood)
Gail R. Onan, Assistant Vice President (Associate Portfolio Manager of Lutheran
  Brotherhood)
Brian Thorkelson, Assistant Vice President (Associate Portfolio Manager of
  Lutheran Brotherhood)
Scott A. Vergin, Assistant Vice President (Associate Portfolio Manager of
  Lutheran Brotherhood)
Marie A. Sorensen, Assistant Vice President (Assistant Vice President of
  Lutheran Brotherhood)
James M. Odland, Assistant Secretary (Assistant Vice President of Lutheran
  Brotherhood)
Randall L. Wetherille, Assistant Secretary (Assistant Vice President of Lutheran
  Brotherhood)

         The business address of each of the above directors and officers employed by Lutheran Brotherhood is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The business and other connections of the officers and directors of Rowe Price-Fleming International, Inc. ("Sub-advisor") are set forth in the Form ADV of Sub-advisor currently on file with the Securities and Exchange Commission (File No. 801-14713).

Item 29.          Principal Underwriters.

                  (a) Lutheran Brotherhood Securities Corp. also serves as principal underwriter for LB Series Fund, Inc.

                  (b) Directors and officers of Lutheran Brotherhood Securities Corp. are as follows:

                  (1)                                (2)                                (3)

         Name and Principal                 Positions and Offices              Positions and Offices
         Business Address                     with Underwriter                   with Registrant
         ------------------                 ---------------------              ---------------------
William H. Reichwald                              President                             --
625 Fourth Avenue South
Minneapolis, MN  55415

Robert P. Gandrud                           Chairman and Director                       --
625 Fourth Avenue South
Minneapolis, MN  55415

Otis F. Hilbert                            Vice President, Counsel                Vice President
625 Fourth Avenue South                         and Secretary                        Secretary
Minneapolis, MN  55415

Anita J. T. Young                                 Treasurer                             --
625 Fourth Avenue South
Minneapolis, MN  55415

                  (c)      Not Applicable.

Item 30.          Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 under the Investment Company Act of 1940 by the Registrant's transfer agent or custodian at the following locations:

         Name                                                 Address
         ----                                                 -------
Lutheran Brotherhood Securities Corp.                625 Fourth Avenue South
                                                     Minneapolis, Minnesota  55415

Norwest Bank Minnesota, N.A.                         Sixth and Marquette Avenue
                                                     Minneapolis, Minnesota  55402

State Street Bank and Trust Company                  225 Franklin Street
                                                     Boston, Massachusetts  02110

Item 31.          Management Services.

         Not Applicable.

Item 32.          Undertakings.

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 28th day of October, 1997.

                                       THE LUTHERAN BROTHERHOOD
                                       FAMILY OF FUNDS


                                       By: /s/ Randall L. Wetherille
                                           -----------------------------------
                                             Randall L. Wetherille,
                                             Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                                 Title                                                Date
                *                                  Trustee and President                      October 28, 1997
------------------------------------               Principal Executive Officer
Rolf F. Bjelland

                *                                  Treasurer                                  October 28, 1997
-----------------------------------                Principal Financial and
Wade M. Voigt                                      Accounting Officer


                *                                  Trustee                                    October 28, 1997
------------------------------------
Charles W. Arnason

                *                                  Trustee                                    October 28, 1997
------------------------------------
Herbert F. Eggerding, Jr.

                *                                  Trustee                                    October 28, 1997
------------------------------------
Noel K. Estenson

                *                                  Trustee                                    October 28, 1997
------------------------------------
Connie M. Levi

                *                                  Trustee                                    October 28, 1997
------------------------------------
Bruce J. Nicholson

                *                                  Trustee                                    October 28, 1997
------------------------------------
Ruth E. Randall

                                         * By: /s/ Randall L. Wetherille
                                               -------------------------------
                                               Randall L. Wetherille,
                                               Attorney-in-Fact Under Powers
                                               of Attorney filed herewith and
                                               incorporated by reference from
                                               Post-Effective Amendment Nos.
                                               52 and 55.


                                       7